     As filed with the Securities and Exchange Commission on March
30, 1995

                                                      1933 Act
File No. 33-7637
                                                      1940 Act
File No. 811-4775
==================================================================
==============


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
1933
                        POST-EFFECTIVE AMENDMENT NO. 16
                                      AND
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 18


                              MFS SERIES TRUST II
               (Exact Name of Registrant as Specified in Charter)

               500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-
954-5000
           Stephen E. Cavan, Massachusetts Financial Services
Company
                500 Boylston Street, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) |X| on March 30, 1995 pursuant to paragraph (b)
     |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
     |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.

         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice on behalf of all of its series for its fiscal year ended November 30, 1994 on January 30, 1995.

                        CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------
--------------
                                           PROPOSED     PROPOSED
                              NUMBER       MAXIMUM      MAXIMUM
                              OF SHARES    OFFERING     AGGREGATE
AMOUNT OF
TITLE OF SECURITIES           BEING        PRICE PER    OFFERING
REGISTRATION
BEING REGISTERED              REGISTERED   PER SHARE    PRICE
FEE
------------------------------------------------------------------
--------------
Shares of Beneficial
Interest (without par value)  9,071,852    $5.54        $290,000
$100
------------------------------------------------------------------
--------------

Registrant elects to calculate the maximum aggregate offering price pursuant to
Rule 24e-2. 78,523,488 shares were redeemed during the fiscal year ended
November 30, 1994. 69,503,982 shares were used for reductions pursuant to paragraph (c) of Rule 24f-2 during the current fiscal year. 9,019,506 shares is the amount of redeemed shares used for reduction in this Amendment. Pursuant to
Rule 457(d) under the Securities Act of 1933, the maximum public offering price of $5.54 per share on March 15, 1995 (based on MFS Gold & Natural Resources Fund
Class A) is the price used as the basis for calculating the registration fee.
While no fee is required for the 69,503,982 shares, Registrant has elected to register, for $100, an additional $290,000 of shares (52,346 shares at $5.54 per share).

                              MFS SERIES TRUST II

                            MFS EMERGING GROWTH FUND
                            MFS CAPITAL GROWTH FUND
                          MFS INTERMEDIATE INCOME FUND
                       MFS GOLD & NATURAL RESOURCES FUND

                             CROSS REFERENCE SHEET

(Pursuant  to Rule 404  showing  location  in  Prospectus  and/or
Statement  of
Additional Information of the responses to the Items in Parts A and B of Form
N-1A)


STATEMENT

OF ADDITIONAL
   ITEM NUMBER
INFORMATION
FORM N-1A, PART A                PROSPECTUS CAPTION
CAPTION

      1     (a), (b)             Front Cover Page
*

      2     (a)                  Expense Summary
*

            (b), (c)                    *
*

      3     (a)                  Condensed Financial
*
                                   Information

            (b)                         *
*

            (c)                  Information Concerning Shares
*
                                   of the Fund - Performance
                                   Information


            (d)                  Condensed Financial Information
*


      4     (a)                  The Fund; Investment
*
                                   Objective and Policies


            (b), (c)             Investment Objective and
*
                                   Policies


      5     (a)                  The Fund; Management of
*
                                   the Fund - Investment Adviser

            (b)                  Front Cover Page; Management
*
                                   of the Fund - Investment
Adviser;
                                   Back Cover Page


            (c)                  Management of the Fund -
*
                                   Investment Adviser

STATEMENT

OF ADDITIONAL
   ITEM NUMBER
INFORMATION
FORM N-1A, PART A                PROSPECTUS CAPTION
CAPTION


            (d)                  Management of the Fund -
*
                                   Investment Adviser; Back
                                   Cover Page

            (e)                  Management of the Fund -
*
                                   Shareholder Servicing Agent;
                                   Back Cover Page

            (f)                  Expense Summary; Condensed
*
                                   Financial Information

            (g)                  Information Concerning Shares
*
                                   of the Fund - Purchases

      5A    (a), (b), (c)                    **
**

      6     (a)                  Information Concerning Shares
*
                                   of the Fund - Description of
                                   Shares, Voting Rights and
                                   Liabilities; Information
                                   Concerning Shares of the
                                   Fund - Redemptions and
                                   Repurchases; Information
                                   Concerning Shares of the
                                   Fund - Purchases; Information
                                   Concerning Shares of the Fund -
                                   Exchanges


            (b), (c), (d)                    *
*

            (e)                  Shareholder Services
*


            (f)                  Information Concerning Shares
*
                                   of the Fund - Distributions;
                                   Shareholder Services -
Distribution
                                   Options

            (g)                  Information Concerning Shares
*
                                   of the Fund - Tax Status;
                                   Information Concerning Shares
of
                                   the Fund - Distributions

      7     (a)                  Front Cover Page;
*
                                   Management of the Fund -
                                   Distributor; Back Cover Page

STATEMENT

OF ADDITIONAL
   ITEM NUMBER
INFORMATION
FORM N-1A, PART A                PROSPECTUS CAPTION
CAPTION

            (b)                  Information Concerning Shares
*
                                   of the Fund - Purchases;
                                   Information Concerning Shares
                                   of the Fund - Net Asset Value


            (c)                  Information Concerning Shares
*
                                   of the Fund - Purchases;
                                   Information Concerning Shares
                                   of the Fund - Exchanges;
                                   Shareholder Services

            (d)                  Front Cover Page;
*
                                   Information Concerning
                                   Shares of the Fund -
                                   Purchases

            (e)                  Information Concerning Shares
*
                                   of the Fund - Distribution
Plans;
                                   Information Concerning Shares
                                   of the Fund - Purchases;
Expense
                                   Summary


            (f)                  Information Concerning Shares
*
                                   of the Fund - Distribution
Plans

      8     (a)                  Information Concerning Shares
*
                                   of the Fund - Redemptions and
                                   Repurchases; Information
                                   Concerning Shares of the
                                   Fund - Purchases


            (b), (c), (d)        Information Concerning Shares
*
                                   of the Fund - Redemptions
                                   and Repurchases


      9                                         *
*

STATEMENT
                                                        OF
ADDITIONAL
   ITEM NUMBER
INFORMATION
FORM N-1A, PART B          PROSPECTUS CAPTION              CAPTION

     10     (a), (b)                *                 Front Cover
Page

     11                             *                 Front Cover
Page

     12                             *                 Definitions

     13     (a), (b), (c)           *                 Investment
Objective,
                                                       Policies
and Restrictions
            (d)                     *                           *

     14     (a), (b)                *                 Management
of the Fund -
                                                       Trustees
and Officers


            (c)                     *                 Management
of the Fund -
                                                       Trustees
and Officers;
                                                       Appendix A


     15     (a)                     *                            *

            (b), (c)                *                 Management
of the Fund -
                                                       Trustees
and Officers

     16     (a)            Management of the Fund -   Management
of the Fund -
                            Investment Adviser         Investment
Adviser;
                                                       Management
of the Fund -
                                                       Trustees
and Officers

            (b)            Management of the Fund -    Management
of the Fund -
                            Investment Adviser          Investment
Adviser

            (c)                     *                            *

            (d)                     *                  Management
of the Fund -
                                                        Investment
Adviser

            (e)                     *                  Portfolio
Transactions
                                                        and
Brokerage

Commissions


            (f)            Information Concerning
Distribution Plans
                            Shares of the Fund -
                            Distribution Plans


            (g)                     *                            *

            (h)                     *                  Management
of the Fund -
                                                        Custodian;
Independent

Accountants and
                                                        Financial
Statements;
                                                        Back Cover
Page

STATEMENT
                                                        OF
ADDITIONAL
   ITEM NUMBER
INFORMATION
FORM N-1A, PART B        PROSPECTUS CAPTION              CAPTION

         (i)                   *
Management of the
                                                           Fund -
Shareholder

Servicing Agent

     17  (a), (b), (c),        *
Portfolio Transactions
         (d), (e)                                          and
Brokerage

Commissions

     18  (a)            Information Concerning Shares
Description of Shares,
                          of the Fund - Description of     Voting
Rights and
                          Shares, Voting Rights and
Liabilities
                          Liabilities

         (b)                   *
*


     19  (a)            Information Concerning Shares
Shareholder Services
                          of the Fund - Purchases;
                          Shareholder Services


         (b)            Information Concerning Shares
Management of the Fund
                          of the Fund - Net Asset Value;    -
Distributor;
                          Information Concerning Shares
Determination of Net
                          of the Fund - Purchases          Asset
Value and

Performance - Net
                                                           Asset
Value

         (c)                   *
*

     20                        *                          Tax
Status


     21  (a), (b)              *
Management of the
                                                           Fund -
Distributor;

Distribution Plans


         (c)                   *
*

     22  (a)                   *
*

         (b)                   *
Determination of Net
                                                           Asset
Value and

Performance


     23                        *
Independent

Accountants and

Financial Statements



------------------------
*    Not Applicable
**   Contained in Annual Report

                                           PROSPECTUS
MFS(R) EMERGING                            April 1, 1995
GROWTH FUND                                Class A Shares of
Beneficial Interest
(A member of the MFS Family of Funds(R))   Class B Shares of
Beneficial Interest
------------------------------------------------------------------
--------------


Page

----
1. Expense Summary
 ..................................................          2
2. The Fund
 .........................................................
3
3. Condensed Financial Information
 ..................................          4
4. Investment Objective and Policies
 ................................          4
5. Investment Techniques
 ............................................          7
6. Management of the Fund
 ...........................................         13
7. Information Concerning Shares of the Fund
 ........................         14
      Purchases
 .....................................................         14
      Exchanges
 .....................................................         19
      Redemptions and Repurchases
 ...................................         20
      Distribution Plans
 ............................................         22
      Distributions
 .................................................         23
      Tax Status
 ....................................................         23
      Net Asset Value
 ...............................................         24
      Description of Shares, Voting Rights and Liabilities
 ..........         24
      Performance Information
 .......................................         25
8. Shareholder Services
 .............................................         25
   Appendix
 .........................................................
27


THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE
SECURITIES AND
EXCHANGE  COMMISSION OR ANY STATE  SECURITIES  COMMISSION NOR HAS
THE SECURITIES
AND  EXCHANGE  COMMISSION  OR ANY STATE  SECURITIES  COMMISSION
PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A
CRIMINAL OFFENSE.

MFS EMERGING GROWTH FUND
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-
5000


The investment  objective of MFS Emerging Growth Fund (the "Fund")
is to provide
long-term growth of capital by investing primarily in common stocks of small and
medium-sized  companies  that are early in their  life  cycle but which have the
potential to become major  enterprises.  The Fund is a diversified series of MFS
Series Trust II (the "Trust"),  an open-end management  investment company.  THE
FUND IS INTENDED  FOR  INVESTORS  WHO  UNDERSTAND  AND ARE WILLING
TO ACCEPT THE
RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL (see
"Investment Objective
and Policies").  The minimum initial investment  generally is
$1,000 per account
(see   "Purchases").   The  Fund's   investment   adviser  and
distributor  are
Massachusetts  Financial  Services Company ("MFS" or the
"Adviser") and MFS Fund
Distributors, Inc. ("MFD"), respectively, both of which are located at 500
Boylston Street, Boston, Massachusetts 02116.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED
BY, ANY BANK AND THE SHARES ARE NOT  FEDERALLY  INSURED BY THE
FEDERAL  DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY.


This Prospectus sets forth concisely the information concerning the Trust and
Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the
"SEC") a Statement of Additional Information, dated April 1, 1995, which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 27 for a further description of the information set forth in the Statement of Additional
Information. A copy of the Statement of Additional Information may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:

CLASS A         CLASS B

-------         -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund
Shares (as a
      percentage of offering price)
 .........................................         5.75%
0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage of original
      purchase price or redemption proceeds, as applicable)
 .................     See Below<F1>        4.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees
 .........................................................
0.75%            0.75%
    Rule 12b-1 Fees (after applicable fee reduction)
 ........................         0.25%<F2>        1.00%<F3>
    Other Expenses
 ..........................................................
0.33%            0.39%

-----            -----
    Total Operating Expenses
 ................................................         1.33%
2.14%

---------
<F1> Purchases of $1 million or more are not subject to an initial sales charge;
     however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases").
<F2> The  Fund has  adopted  a  Distribution  Plan  for its  Class
A  shares  in
     accordance  with Rule 12b-1 under the  Investment  Company
Act of 1940,  as
     amended (the "1940 Act"), which provides that it will pay distribution/
     service fees aggregating up to (but not necessarily all of)
0.35% per annum
     of the average  daily net assets  attributable  to the Class
A shares.  The
     Fund's distributor is currently waiving payment of 0.10% payable under the
     Class A Distribution Plan (see "Distribution Plans"). After a substantial period of time distribution expenses paid under this Plan, together with the initial sales charge, may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
<F3> The  Fund has  adopted  a  Distribution  Plan  for its  Class
B  shares  in
     accordance with Rule 12b-1 under the 1940 Act, which provides that it will pay distribution/service fees aggregating up to 1.00% per annum of the average net assets  attributable  to the Class B shares (see
"Distribution
     Plans"). After a substantial period of time, distribution expenses paid under this plan, together with any CDSC, may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.



                             EXAMPLE OF EXPENSES
                             -------------------

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

  PERIOD
CLASS A                   CLASS B
  ------
-------       --------------------------------

<F1>
   1 year ......................................................
$ 70              $ 62            $ 22
   3 years .....................................................
97                97              67
   5 years .....................................................
126               135             115
  10 years .....................................................
208               227<F2>         227<F2>

---------
<F1> Assumes no redemption.
<F2> Class B shares  convert to Class A shares  approximately eight years after
     purchase; therefore, years nine and ten reflect Class A expenses.

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plans".

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF
PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE
GREATER OR LESS
THAN THOSE SHOWN.

2.  THE FUND
The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The
Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of four series of shares, each of which represents a portfolio with separate investment policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Two classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge (or a CDSC in the case of certain purchases of $1 million or more) and subject to a
Distribution Plan providing for a distribution and service fee. Class B shares are offered at net asset value without an initial sales charge but subject to a
CDSC and a Distribution Plan providing for a distribution fee and a service fee which are greater than the Class A distribution and service fee. Class B shares will convert to Class A shares approximately eight years after purchase.

The Trust's Board of Trustees provides broad supervision over the affairs of the
Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the
Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S.
dollar. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the Statement of Additional
Information  in
reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing.


                              FINANCIAL HIGHLIGHTS
                           Class A and Class B shares



YEAR ENDED NOVEMBER 30,
                         -----------------------------------------
------------------------------------------------------------------
                         1994       1993<F2>    1994        1993
1992      1991      1990      1989      1988     1987<F1>
------------------------------------------------------------------
------------------------------------------------------------------
                              CLASS A
CLASS B
------------------------------------------------------------------
------------------------------------------------------------------
PER SHARE DATA (FOR A
  SHARE OUTSTANDING
  THROUGHOUT
  EACH PERIOD):
Net asset value --
 beginning of period     $17.68      $16.43      $17.64
$14.93    $12.07    $ 6.89    $ 7.69    $ 5.91    $ 4.97   $ 5.50
                         ------      ------      ------      -----
-    ------    ------    ------    ------    ------   ------
Income from investment
 operations --
  Net investment loss    $(0.20)<F5> $(0.03)     $(0.35)<F5>
$(0.33)   $(0.07)   $(0.13)   $(0.14)   $(0.13)   $(0.11)  $(0.06)
  Net realized and
    unrealized gain
    (loss) on investments  1.78<F5>    1.28        1.78<F5>
3.19      3.52      5.31     (0.66)     1.91      1.05    (0.47)
                         ------      ------      ------      -----
-    ------    ------    ------    ------    ------   ------
    Total from investment
     operations          $ 1.58      $ 1.25      $ 1.43      $
2.86    $ 3.45    $ 5.18    $(0.80)   $ 1.78   $ 0.94    $(0.53)
                         ------      ------      ------      -----
-    ------    ------    ------    ------    ------   ------
Less distributions
  declared to
  shareholders from net
  realized gain on
  investments            $(0.53)     $ --        $(0.50)
$(0.15)   $(0.59)   $ --      $ --      $  --     $ --     $ --
                         ------      ------      ------      -----
-    ------    ------    ------    ------    ------   ------
Net asset value - end of
  period                 $18.73      $17.68      $18.57
$17.64    $14.93    $12.07    $ 6.89    $ 7.69    $ 5.91   $ 4.97
                         ======      ======      ======
======    ======    ======    ======    ======    ======   ======
Total return<F4>          9.06%      38.98%<F3>   8.21%
19.36%    29.25%    75.18%   (10.40)%   30.12%    18.91%
(10.44)%<F3>
RATIOS (TO AVERAGE DAILY NET ASSETS)/SUPPLEMENT DATA:
  Expenses                1.33%<F6>  1.19%<F3>   2.14%       2.19%
2.33%     2.50%      2.75%    2.81%     2.30%    2.40%<F3>
  Net investment loss   (1.09)%<F6>(0.98)%<F3> (1.90)%     (1.61)%
(2.00)%   (1.98)%    (1.86)%  (1.91)%   (1.65)%    (1.50)%<F3>
PORTFOLIO TURNOVER          39%        58%         39%         58%
59%      112%        86%      95%       57%        81%
NET ASSETS AT END OF
 PERIOD
 (000,000 OMITTED)         $470       $371        $769        $602
$357      $145        $73      $82       $61        $50

---------
<F1> For the period from the commencement of investment
operations, December 29,
     1986 to November 30, 1987.
<F2> For the period from the date of issue of Class A shares,
September 13, 1993
     to November 30, 1993.
<F3> Annualized.
<F4> Total  returns for Class A shares do not include the sales charge.  If the
     charge had been included, the results would have been lower.
<F5> Per  share  data for the  periods  indicated  is based  on average  shares
     outstanding.
<F6> The  distributor  did not impose a portion of its Class A distribution  fee
     for the period indicated. If this fee had been incurred by the Fund, the ratios of expenses to average net assets and net investment loss to average net assets would have been 1.43% and 1.19%, respectively. The net investment loss per share would have been $0.22.


4.  INVESTMENT OBJECTIVE AND POLICIES
The Fund seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of long-term growth of capital.

The Fund's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.

However, the Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


While the Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments (see "Additional Information as to Investment
Objective  and  Policies  --  Additional  Risk  Factors"  and "--
Risk  Factors
Regarding Lower Rated Securities" below). The Fund may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies
(see  "Investment
Techniques  --Forward  Contracts on Foreign Currency" and "--
Options on Foreign
Currencies"  below).  The Fund may also hold foreign  currency
(see  "Additional
Risk Factors" below). The Fund may invest up to 25% (and expects generally to invest between 0% to 10%) of its total assets in foreign securities (not including American Depositary Receipts ("ADRs")), which may be traded on foreign exchanges (see "Investment Techniques -- Foreign Securities" below). The Fund may also invest in emerging market securities (see "Investment Techniques --
Emerging Market Securities" below). The Fund may hold cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs.

The Fund may  invest  in  corporate  asset-backed  securities
(see  "Investment
Techniques -- Corporate Asset-Backed Securities" below). The Fund may write covered call and put options and purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes
(see "Investment Techniques -- Options" below). The Fund may also purchase and sell stock index futures contracts and may write and purchase options thereon for hedging purposes and for non-hedging purposes, subject to applicable law
(see  "Investment  Techniques  --  Futures  Contracts  and
Options  on  Futures
Contracts" below). In addition, the Fund may purchase portfolio securities on a
"when-issued" or on a "forward  delivery" basis (see  "Investment
Techniques --
When-Issued Securities" below). The Fund may also invest a portion of its assets in "loan participations" (see "Investment Techniques -- Loan Participations" below).


While it is not generally  the Fund's  policy to invest or trade for  short-term
profits, the Fund may dispose of a portfolio security whenever the
Adviser is of
the  opinion  that such  security  no  longer  has an  appropriate appreciation
potential  or  when  another  security  appears  to  offer
relatively   greater
appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies.
Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the
Fund, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

ADDITIONAL INFORMATION AS TO INVESTMENT OBJECTIVE AND POLICIES


RISK FACTORS REGARDING LOWER RATED SECURITIES -- The Fund may invest to a limited extent in lower-rated fixed income securities or comparable unrated securities. Investments in lower-rated fixed income securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. Because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc.
("Moody's")  or BBB by  Standard  & Poor's  Ratings  Group
("S&P")  or by Fitch
Investor Services, Inc. ("Fitch") or comparable unrated securities (commonly known as "junk bonds") are considered speculative. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the
Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the
Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to depress the prices of outstanding lower rated high yielding fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Fund but will be reflected in the net asset value of shares of the Fund. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by the Fund. To the extent the Fund invests in these lower rated fixed income securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality bonds. While the Adviser may refer to ratings issued by established credit rating agencies, it is not a policy of the
Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality.

The Fund may also invest in fixed income  securities rated Baa by
Moody's or BBB
by S&P and Fitch and comparable  unrated  securities.  These securities,  while
normally  exhibiting  adequate  protection  parameters,   may
have  speculative
characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.


ADDITIONAL RISK FACTORS -- The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders.

In addition, the use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies
(see "Investment
Techniques" below) may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

The portfolio of the Fund is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.


As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.
In that event, the Fund may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the
Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.


While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position.
Such losses could reduce any profits or increase any losses sustained by the
Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

See the Statement of Additional Information for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.

Given the above average investment risk inherent in the Fund, investment in shares of the Fund should not be considered a complete investment program and may not be appropriate for all investors.


SHORT-TERM INVESTMENTS FOR DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of
$1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See the Appendix to this Prospectus for a description of U.S. Government obligations and certain short-term investments.

5.  INVESTMENT TECHNIQUES
LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the
"Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned.
The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U S.
Government securities).


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn additional income on available cash or as a temporary defensive measure.
Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline).
As discussed in the Statement of Additional Information, the Fund has adopted certain procedures which are intended to minimize any such risk.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act")
("restricted securities"), including those that can be offered and sold to
"qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific Rule 144A security, whether such security is illiquid and thus subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments, or liquid and thus not subject to such limitation. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.


WHEN-ISSUED  SECURITIES:  In order to help ensure the
availability  of suitable
securities  for its  portfolio,  the Fund may  purchase
securities  on a "when-
issued" or on a "forward  delivery" basis, which means that the obligations will
be delivered to the Fund at a future date usually  beyond
customary  settlement
time.  It is  expected  that,  under  normal  circumstances,  the
Fund will take
delivery  of  such  securities.  In  general,  the  Fund  does not  pay for the
securities until received and does not start earning interest on the obligations
until  the  contractual   settlement  date.  While  awaiting
delivery  of  the
obligations purchased on such bases, the Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase "when-issued" securities. See the Statement of Additional Information.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties.
Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the Statement of Additional
Information for further information on these securities.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the
Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the Statement of Additional Information.


FOREIGN  SECURITIES:  The Fund may invest up to 25%,  and
generally  expects to
invest  between  0% and 10% of its  total  assets  in  foreign securities  (not
including  American  Depositary  Receipts).  Investing in
securities of foreign
issuers  generally  involves risks not ordinarily  associated with investing in
securities  of  domestic  issuers.  These  include  changes in currency  rates,
exchange  control  regulations,   governmental  administration  or
economic  or
monetary  policy (in the United States or abroad) or
circumstances  in dealings
between nations.  Costs may be incurred in connection with
conversions  between
various  currencies.  Special  considerations  may  also  include more  limited
information about foreign issuers,  higher brokerage costs,
different accounting
standards and thinner trading markets.  Foreign  securities
markets may also be
less liquid,  more volatile and less subject to government
supervision  than in
the United States.  Investments in foreign  countries could be affected by other
factors   including   expropriation,   confiscatory   taxation
and   potential
difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the
Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.
See the Statement of Additional Information for further discussion of foreign securities and the holding of foreign currency, as well as the associated risk.

EMERGING MARKET SECURITIES: The Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International
Finance Corporation;
(ii) with low-to-middle-income economies according to the International Bank for
Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Fund may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country;
(ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

The risks of investing in foreign  securities  may be intensified in the case of
investments in emerging markets.  Securities of many issuers in emerging markets
may be less liquid and more  volatile than  securities  of
comparable  domestic
issuers.   Emerging  markets  also  have  different   clearance
and  settlement
procedures,  and in certain markets there have been times when settlements have
been unable to keep pace with the volume of securities
transactions,  making it
difficult to conduct such  transactions.  Delays in  settlement could result in
temporary  periods when a portion of the assets of the Fund is uninvested and no
return is earned  thereon.  The inability of the Fund to make intended  security
purchases due to  settlement  problems  could cause the Fund to miss  attractive
investment  opportunities.  Inability to dispose of portfolio securities due to
settlement  problems could result either in losses to the Fund due to subsequent
declines in value of the  portfolio  security or, if the Fund has entered into a
contract to sell the security,  in possible liability to the purchaser.  Certain
markets may require payment for securities before delivery.
Securities prices in
emerging markets can be  significantly  more volatile than in the more developed
nations of the world,  reflecting the greater uncertainties of investing in less
established  markets and  economies.  In  particular,  countries with  emerging
markets  may  have  relatively  unstable   governments,   present
the  risk  of
nationalization   of  businesses,   restrictions   on  foreign
ownership,   or
prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investments  in  certain  foreign   emerging  market  debt
obligations  may  be
restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the
Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as exchange rates and more limited information about foreign issuers. (See "Additional Risk Factors").


TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: The Fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income.
The types of instruments to be purchased and sold by the Fund are described in the Statement of Additional Information, which should be read in conjunction with the following section. In addition, the Statement of Additional Information contains a further discussion of the nature of the transactions which may be entered into and the risks associated therewith.

OPTIONS

OPTIONS ON SECURITIES -- The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as
"straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options.
These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the
Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- The Fund may enter into stock index futures contracts.
(Unless otherwise specified, futures contracts on indices are referred to as
"Futures Contracts.") The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the
Fund's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of Futures
Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund.
The Fund will incur brokerage fees when it purchases and sells Futures
Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS -- The Fund may purchase and write options on stock index futures contracts. (Unless otherwise specified, options on stock index futures contracts are referred to as "Options on Futures Contracts.") Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired.
Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Fund than the purchase or sale of the underlying Futures
Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.


FORWARD  CONTRACTS ON FOREIGN  CURRENCY -- The Fund may enter into contracts for
the  purchase or sale of a specific  currency at a future date at a price set at
the time of the  contract  (a  "Forward  Contract").  The Fund will  enter  into
Forward Contracts for hedging and non-hedging purposes,  including transactions
entered into for the purpose of profiting  from  anticipated changes in foreign
currency  exchange  rates.  Transactions in Forward  Contracts entered into for
hedging  purposes may include forward  purchases or sales of foreign  currencies
for the purpose of protecting  the dollar value of securities denominated  in a
foreign currency or protecting the dollar equivalent of interest or dividends to
be paid on such securities.  The Fund may also enter into Forward
Contracts for
"cross hedging"  purposes,  e.g., the purchase or sale of a
Forward  Contract on
one type of currency as a hedge against  adverse  fluctuations in the value of a
second type of currency.  By entering into such transactions, however, the Fund
may be required to forgo the benefits of advantageous changes in exchange rates.
The Fund may also enter into  transactions  in Forward  Contracts for other than
hedging  purposes.  For  example,  if the Adviser  believes  that the value of a
particular  foreign currency will increase or decrease  relative to the value of
the U.S.  dollar,  the Fund may  purchase or sell such  currency, respectively,
through a Forward Contract. If the expected changes in the value of the currency
occur, the Fund will realize profits which will increase its gross income.  Such
transactions,   however,  may  be  considered   speculative  and
could  involve
significant risk of loss, as set forth below. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such
Contracts.


Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.


OPTIONS ON FOREIGN CURRENCIES -- The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

RISKS OF TRANSACTIONS  IN OPTIONS,  FUTURES  CONTRACTS AND FORWARD
CONTRACTS --
Although the Fund will enter into  certain  transactions  in
Futures  Contracts,
Options  on  Futures  Contracts,  Forward  Contracts  and  options for  hedging
purposes,  such  transactions do involve certain risks.  For example,  a lack of
correlation  between  the index or  instrument  underlying  an option,  Futures
Contract or Forward Contract and the assets being hedged, or unexpected  adverse
price movements, could render the Fund's hedging strategy
unsuccessful and could
result in losses.  "Cross hedging"  transactions may involve greater correlation
risks.  In addition,  there can be no assurance that a liquid secondary  market
will exist for any contract  purchased or sold,  and the Fund may be required to
maintain a position until exercise or expiration,  which could result in losses.
As noted, the Fund may also enter into transactions in such
instruments  (except
for options on foreign  currencies) for other than hedging
purposes  (subject to
applicable law), including speculative transactions, which involve greater risk.
In entering into such transactions, the Fund may experience losses which are not
offset by gains on other portfolio positions, thereby reducing its gross income.
In addition,  the markets for such  instruments  may be extremely volatile from
time to time,  as discussed in the Statement of  Additional
Information,  which
could   increase  the  risks   incurred  by  the  Fund  in
entering  into  such
transactions.


Transactions in options may be entered into on U.S. exchanges regulated by the
SEC, in the over-the-counter market and on foreign exchanges, while Forward
Contracts may be entered into only in the over-the-counter market. Futures
Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. The securities underlying options and Futures Contracts traded by the Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S.
markets.

Transactions in options,  Futures  Contracts,  Options on Futures
Contracts and
Forward Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.
For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the Futures transaction will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts, Options on Futures
Contracts and Forward Contracts entered into by the Fund are set forth in greater detail in the Statement of Additional Information, which should be reviewed in conjunction with the foregoing discussion.


PORTFOLIO TRADING
The Fund intends to manage its portfolio by buying and selling securities to help attain its investment objective. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. (See "Portfolio Transactions and
Brokerage Commissions" in the Statement of Additional
Information.)

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair
Practice of the National  Association of Securities  Dealers,
Inc. (the "NASD")
and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the
Fund's assets). For a further discussion of portfolio trading, see the Statement of Additional Information.

                              -----------------

The policies  described  above are not  fundamental  and may be changed  without
shareholder approval,  as may the Fund's investment  objective.  A change in the
Fund's  investment  objective  may  result  in the  Fund  having an  investment
objective  different  from  the  objective  which  the
shareholder   considered
appropriate at the time of investment in the Fund.

The  Statement  of  Additional   Information  includes  a
discussion  of  other
investment  policies  and a listing of specific  investment
restrictions  which
govern the Fund's  investment  policies.  The specific  investment restrictions
listed in the Statement of  Additional  Information  may not be
changed  without
shareholder  approval  (see  "Investment   Restrictions"  in  the
Statement  of
Additional Information). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


6.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisory
Agreement dated August 1, 1993 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. John W. Ballen, a Senior Vice President of the
Adviser, has been the Fund's portfolio manager since the Fund's inception in
1986. Mr. Ballen has been employed by the Adviser since 1984. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.75% of the Fund's average daily net assets for its then-current fiscal year.


For the Fund's fiscal year ended November 30, 1994, the Adviser received management fees under the Fund's Advisory Agreement of $8,805,097.

MFS also  serves as  investment  adviser  to each of the other funds in the MFS
Family of Funds (the "MFS  Funds") and to MFS(R)  Municipal
Income  Trust,  MFS
Multimarket  Income Trust, MFS Government Markets Income Trust,
MFS Intermediate
Income  Trust,   MFS  Charter  Income  Trust,   MFS  Special
Value  Trust,  MFS
Institutional  Trust,  MFS Union Standard Trust,  MFS Variable
Insurance Trust,
MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of Compass-2 and Compass-3 combination fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management,
Inc., provide investment advice to substantial private clients.

MFS is  America's  oldest  mutual  fund  organization.  MFS and its  predecessor
organizations  have a  history  of money  management  dating  from
1924 and the
founding of the first mutual fund in the United States,
Massachusetts Investors
Trust.   Net  assets  under  the  management  of  the  MFS
organization   were
approximately $34.5 billion on behalf of approximately 1.6 million investor accounts as of February 28, 1995. As of such date, the MFS organization managed approximately $11.5 billion of assets invested in equity securities and approximately $19.5 billion of assets invested in fixed income securities.
Approximately $3.1 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S.
issuers. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun
Life"). The Directors of MFS are A. Keith Brodkin,  Jeffrey L.
Shames, Arnold D.
Scott,  John D. McNeil and John R. Gardner.  Mr.  Brodkin is the
Chairman,  Mr.
Shames is the President and Mr. Scott is the Secretary and a Senior Executive
Vice  President  of  MFS.  Messrs.  McNeil  and  Gardner  are the
Chairman  and
President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

A. Keith  Brodkin,  the Chairman of MFS, is the  Chairman  and
President of the
Trust. W. Thomas London,  Stephen E. Cavan,  James R. Bordewick,
Jr., Leslie J.
Nanberg and James O. Yost, all of whom are officers of MFS, are officers of the
Trust.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS
Funds.

SHAREHOLDER  SERVICING  AGENT -- MFS  Service  Center,  Inc.  (the
"Shareholder
Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

7.  INFORMATION CONCERNING SHARES OF THE FUND
PURCHASES
Shares of the Fund may be purchased at the public offering price through any securities dealer, certain banks and other financial institutions having selling agreements with MFD. Non-securities dealer financial institutions will receive transaction fees that are the same as commission fees to dealers. Securities dealers and other financial institutions may also charge their customers fees relating to investments in the Fund.


The Fund offers two classes of shares which bear sales charges and distribution fees in different forms and amounts:


CLASS A SHARES: Class A shares are offered at net asset value plus an initial sales charge (or CDSC in the case of certain purchases of $1 million or more) as follows:

------------------------------------------------------------------
-------------------------------------------------------------

SALES CHARGE<F1> AS

PERCENTAGE OF:
                                                             -----
--------------------------------            DEALER ALLOWANCE

NET AMOUNT             AS A PERCENTAGE
     AMOUNT OF PURCHASE
OFFERING PRICE              INVESTED             OF OFFERING PRICE
Less than $50,000 .....................................
5.75%                    6.10%                    5.00%
$50,000 but less than $100,000 ........................
4.75                     4.99                     4.00
$100,000 but less than $250,000 .......................
4.00                     4.17                     3.20
$250,000 but less than $500,000 .......................
2.95                     3.04                     2.25
$500,000 but less than $1,000,000 .....................
2.20                     2.25                     1.70
$1,000,000 or more ....................................
None<F2>                 None<F2>               See Below<F2>

----------
<F1> Because of rounding in the  calculation  of offering  price, actual  sales
     charges may be more or less than those calculated using the percentages above.
<F2> A CDSC may apply in certain circumstances. MFD (on behalf of the Fund) will
     pay a commission on purchases of $1 million or more.

No sales charge is payable at the time of purchase of Class A shares on investments of $1 million or more. However, a CDSC may be imposed on such investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares.

In determining whether a CDSC on such Class A shares is payable, and, if so, the
amount of the charge,  it is assumed that shares not subject to the CDSC are the
first redeemed followed by other shares held for the longest period of time. All
investments  made during a calendar  month,  regardless of when during the month
the  investment  occurred,  will age one  month on the last day of the month and
each subsequent month. Except as noted below, the CDSC on Class A shares will be
waived in the case of: (i)  exchanges  (except  that if the shares acquired  by
exchange were then redeemed within 12 months of the initial
purchase (other than
in connection  with subsequent  exchanges to other MFS Funds), the charge would
not be waived);  (ii)  distributions  to  participants  from a retirement  plan
qualified under section 401(a) of the Internal  Revenue Code of
1986, as amended
(the "Code") (a "Retirement Plan"), due to: (a) a loan from the plan (repayments
of loans,  however,  will  constitute  new sales for purposes of assessing  the
CDSC); (b) "financial  hardship" of the participant in the plan, as that term is
defined in Treasury Regulation Section 1.401(k)-1(d)(2), as
amended from time to
time; or (c) the death of a participant in such a plan; (iii)
distributions from
a  403(b)  plan or an  Individual  Retirement  Account  ("IRA"), due to  death,
disability,  or  attainment  of age 59 1/2;  (iv)  tax-free
returns  of  excess
contributions  to an IRA; (v)  distributions  by other employee benefit plans to
pay  benefits;  and (vi) certain  involuntary  redemptions  and redemptions  in
connection with certain automatic  withdrawals from a qualified
Retirement Plan.
The CDSC on Class A shares will not be waived,  however,  if the
Retirement Plan
withdraws  from the Fund except that if the  Retirement  Plan has invested  its
assets  in Class A shares of one or more of the MFS Funds for more than 10 years
from the later to occur of (i) January 1, 1993 or (ii) the date such  Retirement
Plan first invests its assets in Class A shares of one or more of the MFS Funds,
the CDSC on Class A shares will be waived in the case of a
redemption  of all of
the Retirement  Plan's shares  (including  shares of any other class) in all MFS
Funds (i.e., all the assets of the Retirement Plan invested in the
MFS Funds are
withdrawn),  unless  immediately  prior to the redemption,  the aggregate amount
invested by the  Retirement  Plan in Class A shares of the MFS
Funds  (excluding
the reinvestment of distributions)  during the prior four year period equals 50%
or more of the total value of the Retirement  Plan's assets in the
MFS Funds, in
which  case the  CDSC  will not be  waived.  The CDSC on Class A shares  will be
waived upon  redemption by a Retirement  Plan where the redemption proceeds are
used to pay expenses of the Retirement Plan or certain  expenses of participants
under the Retirement Plan (e.g.,  participant  account fees), provided that the
Retirement Plan's sponsor subscribes to the MFS Fundamental 401(k)
Plan\s/\m/ or
another similar recordkeeping system made available by the
Shareholder Servicing
Agent.  The  CDSC on  Class A  shares  will  be  waived  upon  the transfer  of
registration  from shares held by a  Retirement  Plan  through a single  account
maintained by the Shareholder Servicing Agent to multiple Class A share accounts
maintained  by  the   Shareholder   Servicing  Agent  on  behalf
of  individual
participants in the Retirement Plan, provided that the Retirement
Plan's sponsor
subscribes  to  the  MFS  Fundamental   401(k)  Plan\s/\m/  or
another  similar
recordkeeping  system made available by the  Shareholder
Servicing  Agent.  Any
applicable CDSC will be deferred upon an exchange of Class A shares of the Fund for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and the CDSC will be deducted from the redemption proceeds when such Units are subsequently redeemed (assuming the CDSC is then payable).
No CDSC will be assessed upon an exchange of Units for Class A shares of the
Fund. For purposes of calculating the CDSC payable upon redemption of Class A shares of the Fund or Units acquired pursuant to one or more exchanges, the period during which the Units are held will be aggregated with the period during which the Class A shares are held. MFD shall receive all CDSCs, which it intends to apply for the benefit of the Fund.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately
3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds and certain other funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of
$1 million or more) or other special purchase programs. A description of the
Right of Accumulation, Letter of Intent and Group Purchases privileges by which the sales charge may be reduced is set forth in the Statement of Additional
Information. In addition, MFD, on behalf of the Fund and pursuant to the Fund's
Class A Distribution Plan described below will pay a commission to dealers who initiate and are responsible for purchases of $1 million or more as follows:
1.00% on sales up to $5 million, plus 0.25% on the amount in excess of $5 million. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commissions to be paid during that period with respect to such account.

Class A shares of the Fund may be sold at their net asset value to the  officers
of the  Trust,  to any of the  subsidiary  companies  of Sun Life, to  eligible
Directors,  officers, employees (including retired employees) and agents of MFS,
Sun  Life  or  any  of  their  subsidiary  companies,  to  any trust,  pension,
profit-sharing  or any other benefit plan for such persons,  to any trustees and
retired  trustees of any investment  company for which MFD serves as distributor
or principal underwriter,  and to certain family members of such individuals and
their spouses,  provided the shares will not be resold except to the Fund. Class
A shares of the Fund may be sold at net asset  value to any
employee,  partner,
officer  or  trustee of any  sub-adviser  to any MFS Fund and to certain  family
members  of such  individuals  and  their  spouses,  or to any trust,  pension,
profit-sharing or other retirement plan for the sole benefit of such employee or
representative,  provided  such  shares  will not be resold
except to the Fund.
Class A shares  of the Fund may  also be sold at their  net  asset value to any
employee  or  registered   representative  of  any  dealer  or
other  financial
institution which has a sales agreement with MFD or its affiliate, to certain family members of such employee or representative and their spouses, or to any trust, pension, profit-sharing or other retirement plan for the sole benefit of such employee or representative, as well as to clients of the MFS Asset
Management, Inc. Class A shares may be sold at net asset value, subject to appropriate documentation, through a dealer where the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed); (ii) such redemption has occurred no more than 90 days prior to the purchase of Class A shares of the Fund; and (iii) the Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to sell Class A shares at net assets value or provide any other incentive with respect to such redemption and sale. Class A shares of the Fund may also be sold at net asset value where the amount invested represents redemption proceeds from the MFS Fixed Fund. In addition, Class A shares may be sold at their net asset value in connection with the acquisition or liquidation of the assets of other investment companies or personal holding companies.
Insurance company separate accounts may also purchase Class A shares of the Fund at their net asset value per share. Class A shares of the Fund may be purchased at net asset value by retirement plans whose third party administrators have entered into an administrative services agreement with MFD or one or more of its affiliates to perform certain administrative services, subject to certain operational requirements specified from time to time by MFD or one or more of its affiliates. Class A shares of the Fund may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with MFD which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares of the Fund may be purchased at net asset value by certain retirement plans subject to the Employee Retirement Income
Security Act of 1974,
as amended, subject to the following:

    (i) The sponsoring organization must demonstrate to the satisfaction of MFD that either (a) the employer has at least 25 employees or (b) the aggregate purchases by the retirement  plan of Class A shares of the MFS
Funds will be
    in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (ii) a CDSC of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases.

Dealers who initiate and are responsible for purchases of Class A shares of the
Fund in this manner will be paid a commission by MFD, as follows:
1.00% on sales
up to $5 million, plus 0.25% on the amount in excess of $5 million; provided, however, MFD may pay a commission, on sales in excess of $5 million to certain retirement plans, of 1.00% to certain dealers which, at MFD's invitation, enter into an agreement with MFD in which the dealer agrees to return any commission paid to it on the sale (or on a pro rata portion thereof) if the shareholder redeems his or her shares within a period of time after purchase as specified by
MFD. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commissions to be paid during that period with respect to such account.

Class A shares of the Fund may be purchased at net asset value by retirement plans qualified under section 401(k) of the Code through certain broker-dealers and other financial institutions which have entered into an agreement with MFD which includes certain minimum size qualifications for such retirement plans and provides that the broker-dealer or other financial institution will perform certain administrative services with respect to the plan's account. Class A shares of the Fund may be sold at net asset value through the automatic reinvestment of Class A and Class B distributions which constitute required withdrawals from qualified retirement plans. Furthermore, Class A shares of the
Fund may be sold at net asset value through the automatic reinvestment of distributions of dividends and capital gains of other MFS Funds pursuant to the
Distribution Investment Program (see "Shareholder Services" in the Statement of
Additional Information).


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:


         YEAR OF
CONTINGENT
       REDEMPTION
DEFERRED SALES
     AFTER PURCHASE
CHARGE
     --------------
--------------
  First .........................................................
4%
  Second ........................................................
4%
  Third .........................................................
3%
  Fourth ........................................................
3%
  Fifth .........................................................
2%
  Sixth .........................................................
1%
  Seventh and following .........................................
0%

For Class B shares purchased prior to January 1, 1993, the Fund imposes a CDSC as a percentage of redemption proceeds as follows:


         YEAR OF
CONTINGENT
       REDEMPTION
DEFERRED SALES
     AFTER PURCHASE
CHARGE
     --------------
--------------
  First .........................................................
6%
  Second ........................................................
5%
  Third .........................................................
4%
  Fourth ........................................................
3%
  Fifth .........................................................
2%
  Sixth .........................................................
1%
  Seventh and following .........................................
0%

No CDSC is paid upon an exchange of shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. See "Redemptions and Repurchases --
Contingent Deferred Sales Charge" for further discussion of the CDSC.


The CDSC on Class B shares  will be  waived  upon the  death or disability  (as
defined in section  72(m)(7) of the Code) of any investor,
provided the account
is registered (i) in the case of a deceased  individual,  solely in the deceased
individual's name, (ii) in the case of a disabled individual, solely or jointly
in the disabled individual's name or (iii) in the name of a living trust for the
benefit of the deceased or disabled individual.  The CDSC on Class
B shares will
also be waived in the case of  redemptions  of shares of the Fund pursuant to a
systematic  withdrawal  plan.  In  addition,  the CDSC on Class B shares will be
waived in the case of distributions from an IRA, SAR-SEP or any other retirement
plan  qualified  under  sections  401(a)  or  403(b) of the Code due to death or
disability,  or in the  case of  required  minimum  distributions from any such
retirement plan due to attainment of age 70 1/2. The CDSC on Class
B shares will
be waived in the case of distributions from a Retirement Plan due to (i) returns
of excess  contribution  to the plan,  (ii)  retirement of a participant  in the
plan, (iii) a loan from the plan (repayments of loans,  however, will constitute
new sales for purposes of assessing the CDSC), (iv) "financial hardship" of the
participant in the plan, as that term is defined in Treasury
Regulation Section
1.401(k)-1(d)(2),  as  amended  from  time  to  time,  and  (v)
termination  of
employment of the  participant  in the plan  (excluding,  however, a partial or
other  termination of the plan).  The CDSC on Class B shares will also be waived
upon  redemption  by (i)  officers  of the  Trust,  (ii)  any of the  subsidiary
companies of Sun Life, (iii) eligible Directors,  officers,
employees (including
retired  and  former  employees)  and  agents  of MFS,  Sun Life or any of their
subsidiary  companies,  (iv) any  trust,  pension,  profit-sharing or any other
benefit plan for such  persons,  (v) any  trustees  and retired trustees of any
investment company for which MFD serves as distributor or
principal underwriter,
and (vi) certain family members of such individuals and their spouses,  provided
in each case that the shares will not be resold except to the
Fund.  The CDSC on
Class B shares will also be waived in the case of redemptions by any employee or
registered representative of any dealer or other financial
institution which has
a sales  agreement  with MFD, by certain  family members of any such employee or
representative and their spouses, by any trust, pension, profit-
sharing or other
retirement plan for the sole benefit of such employee or
representative  and by
clients of the MFS Asset  Management,  Inc. A Retirement  Plan
that has invested
its  assets  in Class B shares  of one or more of the MFS Funds for more than 10
years  from  the  later to occur  of (i)  January  1,  1993 or
(ii) the date the
Retirement Plan first invests its assets in Class B shares of one or more of the
funds in the MFS Funds  will have the CDSC on Class B shares waived in the case
of a redemption of all the  Retirement  Plan's shares  (including shares of any
other  class) in all MFS Funds  (i.e.,  all the  assets of the
Retirement  Plan
invested in the MFS Funds are withdrawn),  except that if,
immediately prior to
the redemption,  the aggregate amount invested by the Retirement
Plan in Class B
shares of the MFS Funds (excluding the reinvestment of
distributions) during the
prior four year period  equals 50% or more of the total value of the  Retirement
Plan's  assets in the MFS Funds,  then the CDSC will not be
waived.  The CDSC on
Class B shares will be waived upon  redemption  by a  Retirement
Plan where the
redemption  proceeds are used to pay expenses of the Retirement
Plan or certain
expenses of participants  under the Retirement Plan (e.g.,
participant  account
fees),  provided  that  the  Retirement  Plan's  sponsor
subscribes  to the MFS
Fundamental  401(k)  Plan(SM)  or  another  similar  recordkeeping system  made
available by the Shareholder Servicing Agent. The CDSC on Class B
shares will be
waived upon the transfer of  registration  from shares held by a
Retirement Plan
through  a single  account  maintained  by the  Shareholder
Servicing  Agent to
multiple  Class B share  accounts  provided that the  Retirement
Plan's sponsor
subscribes  to  the  MFS  Fundamental   401(k)  Plan\s/\m/  or
another  similar
recordkeeping system made available by the Shareholder Servicing Agent. The CDSC on Class B shares may also be waived in connection with the acquisition or liquidation of the assets of other investment companies or personal holding companies.

    CONVERSION  OF CLASS B  SHARES.  Class B  shares  of the  Fund that  remain
outstanding for approximately  eight years will convert to Class A shares of the
Fund. Shares purchased through the reinvestment of distributions paid in respect
of Class B shares will be treated as Class B shares for  purposes of the payment
of the distribution  and service fees under the Distribution  Plan applicable to
Class B shares.  However,  for  purposes of  conversion  to Class
A shares,  all
shares in a shareholder's  account that were purchased  through the reinvestment
of dividends and distributions paid in respect of Class B shares
(and which have
not converted to Class A shares as provided in the following sentence)  will be
held  in  a  separate  sub-account.   Each  time  any  Class  B
shares  in  the
shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through such reinvestment. The conversion of
Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

GENERAL: Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is
$50 per account. Accounts being established for participation in the Automatic
Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.

For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliate may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.


A shareholder whose shares are held in the name of, or controlled by, an investment dealer, might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers).
The Fund or MFD may reject or restrict any purchases by a particular purchaser or group, for example, when such purchase is contrary to the best interests of the Fund's other shareholders or otherwise would disrupt the management of the
Fund.

MFD may enter into an agreement with shareholders who intend to make exchanges among certain classes of certain MFS Funds (as determined by MFD) which follow a timing pattern, and with individuals or entities acting on such shareholders' behalf (collectively, "market timers"), setting forth the terms, procedures and restrictions with respect to such exchanges. In the absence of such an agreement, it is the policy of the Fund and MFD to reject or restrict purchases by market timers if (i) more than two exchange purchases are effected in a timed account in the same calendar quarter or (ii) a purchase would result in shares being held in timed accounts by market timers representing more than (x) one percent of the Fund's net assets or (y) specified dollar amounts in the case of certain MFS Funds which may include the Fund and which may change from time to time. The Fund and MFD each reserve the right to request market timers to redeem their shares at net asset value, less any applicable CDSC, if either of these restrictions is violated.

Securities  dealers  and other  financial  institutions  may receive  different
compensation  with  respect  to  sales of Class A and  Class B shares.  In some
instances,  promotional  incentives  to dealers  may be offered only to certain
dealers who have sold or may sell significant  amounts of Fund shares. From time
to time,  MFD may pay dealers  100% of the  applicable  sales charge on sales of
Class A shares of  certain  specified  MFS Funds  sold by such dealer  during a
specified  sales period.  In addition,  MFD or its affiliates may, from time to
time, pay dealers an additional commission equal to 0.50% of the net asset value
of all of the Class B shares of certain  specified MFS Funds sold by such dealer
during a specified  sales period.  In addition,  from time to time,  MFD, at its
expense,  may  provide  additional  commissions,   compensation
or  promotional
incentives  ("concessions")  to dealers which sell shares of the
Fund. The staff
of the SEC has  indicated  that  dealers who receive  more than
90% of the sales
charge may be  considered  underwriters.  Such  concessions
provided by MFD may
include   financial   assistance  to  dealers  in  connection
with  preapproved
conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. In some instances, these concessions may be offered to dealers or only to certain dealers who have sold or may sell, during specified periods, certain minimum amounts of shares of the Fund. Other concessions may be offered to the extent not prohibited by the laws of the state or any self-regulatory agency, such as the National Association of Securities
Dealers, Inc. (the "NASD").

The Glass-Steagall Act prohibits national banks from engaging in the business of
underwriting,  selling or  distributing  securities.  Although the scope of the
prohibition has not been clearly defined,  MFD believes that such
Act should not
preclude  banks from  entering  into agency  agreements  with MFD
(as  described
above).  If, however,  a bank were prohibited from so acting, the
Trustees would
consider  what  actions,  if any,  would be  necessary  to
continue  to provide
efficient  and  effective   shareholder   services.  It  is  not
expected  that
shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein, and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale) at net asset value.
Shares of one class
may not be exchanged for shares of any other class. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record); and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental
401(k) Plan or another similar 401(k) recordkeeping system made available by the
Shareholder  Servicing Agent) or all the shares in the account.
If the Exchange
Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone see "Redemptions By Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers. Special procedures, privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement. (See "Purchases").

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the amount in his account on any date on which the Fund is open for business by redeeming shares at their net asset value or by selling such shares to the Fund through a dealer (a repurchase). Since the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks); payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. Payment of redemption proceeds may be delayed for up to seven days from the redemption date if the Fund determines that such a delay would be in the best interest of all its shareholders.

A. REDEMPTION BY MAIL -- Each shareholder has the right to redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder
Servicing Agent (see back cover for address) a stock power with a written request for redemption or a letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" may require the furnishing of additional documents.
The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940
Act, if an emergency exists (see "Tax Status").

B. REDEMPTION BY TELEPHONE -- Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-
2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a commercial bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge. As a special service, investors may arrange to have proceeds in excess of $1,000 wired in federal funds to the designated account. If a telephone redemption request is received by the
Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the
Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

C. REPURCHASE THROUGH A DEALER -- If a shareholder desires to sell his shares at net asset value through his securities dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF
REGULAR  TRADING ON THE EXCHANGE AND  COMMUNICATES IT TO MFD
BEFORE THE CLOSE OF
BUSINESS  ON THE SAME DAY,  THE  SHAREHOLDER  WILL  RECEIVE  THE
NET ASSET VALUE
CALCULATED ON THAT DAY.

GENERAL: Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value
(with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares, or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement
Privilege are subject to all limitations in the Statement of Additional
Information regarding this privilege.


Subject to the Fund's compliance with applicable regulations, the Fund has reserved the right to pay the redemption or repurchase price of shares of the
Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or transaction charges in converting the securities to cash.

Due to the relatively high cost of maintaining small accounts, the
Fund reserves
the right to redeem  shares in any account for their  then-current value (which
will be promptly paid to the shareholder) if at any time the total investment in
such  account  drops below $500  because of  redemptions,  except in the case of
accounts  established  for monthly  automatic  investments  and certain  payroll
savings programs,  Automatic Exchange Plan accounts and tax-
deferred  retirement
plans,  for  which  there  is  a  lower  minimum  investment
requirement.   See
"Purchases." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.
No CDSC will be
imposed with respect to such involuntary redemptions.


SIGNATURE GUARANTEE: In order to protect shareholders to the greatest extent possible against fraud, the Fund requires in certain instances as indicated above that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

CONTINGENT DEFERRED SALES CHARGE -- Investments ("Direct Purchases") will be subject to a CDSC for a period of 12 months (in the case of purchases of $1 million or more of Class A shares) or six years (in the case of purchases of
Class B shares). Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class
B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.
At the time of a redemption, the amount by which the value of a shareholder's account for a particular class represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares").


Therefore, at the time of redemption of shares of a particular class, (i) any
Free Amount is not subject to the CDSC, and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but
(iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a
CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate.
The CDSC to be imposed upon redemptions will be calculated as set forth in
"Purchases" above.


The applicability of the CDSC will be unaffected by exchanges or transfers of registration, except that, with respect to transfers of registration to an IRA rollover account, the CDSC will be waived if the shares being reregistered would have been eligible for a CDSC waiver had they been redeemed.

DISTRIBUTION PLANS
The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the
"Rule"), after having concluded that there is a reasonable likelihood that the plans would benefit the Fund and its shareholders.

    CLASS A DISTRIBUTION PLAN. The Class A Distribution Plan provides that the
Fund will pay MFD a distribution/service fee aggregating up to (but not necessarily all of) 0.35% of the average daily net assets attributable to Class
A shares annually in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of Class A shares. The expenses to be paid by MFD on behalf of the Fund include a service fee to securities dealers which enter into a sales agreement with MFD of up to 0.25% per annum of the
Fund's average daily net assets attributable to Class A shares that are owned by investors for whom such securities dealer is the holder or dealer of record.
This fee is intended to be partial consideration for all personal services and/or account maintenance services rendered by the dealer with respect to Class
A shares. MFD may from time to time reduce the amount of the service fee paid for shares sold prior to a certain date. MFD may also retain a distribution fee of 0.10% per annum of the Fund's average daily net assets attributable to Class
A shares as partial consideration for services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD, however, is currently waiving this 0.10% per annum distribution fee and will not accept future payments of this fee unless it first obtains the approval of the Trust's Board of Trustees. In addition, to the extent that the aggregate of the foregoing fees does not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay other distribution-related expenses, including commissions to dealers and payments to wholesalers employed by MFD for sales at or above a certain dollar level. Fees payable under the Class A Distribution Plan are charged to, and therefore reduce, income allocated to Class A shares. Service fees may be reduced for a securities dealer that is the holder or dealer of record for an investor who owns shares of the Fund having a net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Class A Distribution
Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.
Certain banks and other financial institutions that have agency agreements with
MFD will receive service fees that are the same as service fees to dealers.

    CLASS B DISTRIBUTION PLAN. The Class B Distribution Plan provides that the
Fund will pay MFD a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay
MFD a service fee of up to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares (which MFD will in turn pay to securities dealers which enter into a sales agreement with MFD at a rate of up to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be additional consideration for all personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. Fees payable under the Class B Distribution Plan are charged to, and therefore reduce, income allocated to Class B shares. The
Class B Distribution Plan also provides that MFD will receive all CDSCs attributable to Class B shares (see "Redemptions and Repurchases" above), which do not reduce the distribution fee. MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Therefore, the total amount paid to a dealer upon the sale of shares is 4.00% of the purchase price of the shares (commission rate of 3.75% plus service fee equal to 0.25% of the purchase price).
Dealers  will become
eligible for additional service fees with respect to such shares commencing in the thirteenth month following the purchase. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Class B
Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts. The purpose of the distribution payments to MFD under the Class B Distribution Plan is to compensate MFD for its distribution services to the Fund. Since MFD's compensation is not directly tied to its expenses, the amount of compensation received by MFD during any year may be more or less than its actual expenses. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation" variety.
However, the Fund is not liable for any expenses incurred by MFD in excess of the amount of compensation it receives. The expenses incurred by MFD, including commissions to dealers, are likely to be greater than the distribution fees for the next several years, but thereafter such expenses may be less than the amount of the distribution fees. Certain banks and other financial institutions that have agency agreements with MFD will receive agency transaction and service fees that are the same as commissions and service fees to dealers.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a
"regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is expected that the Fund will not be required to pay entity level federal income or excise taxes, although foreign-source income earned by the Fund may be subject to foreign withholding taxes. Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes), on the dividends and capital gain distributions they receive from the
Fund, whether paid in cash or additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

A statement setting forth the federal income tax status of all dividends and distributions for each calendar year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld will be sent to each shareholder promptly after the end of such calendar year.

Fund   distributions   will  reduce  the  Fund's  net  asset
value  per  share.
Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The  Fund  intends  to  withhold  U.S.  federal  income  tax at a rate of 30% on
dividends and certain other  payments that are subject to such withholding  and
are  made to  persons  who are  neither  citizens  nor  residents of the  U.S.,
regardless of whether a lower rate may be permitted  under an applicable  law or
treaty.  The Fund is also  required  in certain  circumstances  to apply  backup
withholding  of 31% on taxable  dividends  and  redemption
proceeds paid to any
shareholder  (including a shareholder who is neither a citizen nor a resident of
the  U.S.)  who  does  not  furnish  to  the  Fund   certain
information   and
certifications  or who is  otherwise  subject  to backup
withholding.  However,
backup  withholding  will  not  be  applied  to  payments  which have  had  30%
withholding taken. Prospective investors should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.

NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the Statement of Additional Information. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of four series of the Trust, has two classes of shares, entitled
Class A and Class B Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters.
The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances
(see "Description of Shares, Voting Rights and Liabilities" in the Statement of
Additional Information).

Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.
However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and
Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of shares of the Fund made at the maximum public offering price of shares of that class with all distributions reinvested and which, if quoted for periods of six years or less, will give effect to the imposition of the CDSC assessed upon redemptions of the Fund's Class B shares.
Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the Statement of
Additional Information. For further information about the Fund's performance for the fiscal year ended November 30, 1994, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the
Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.



8.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder
Servicing Agent (see back cover for address and phone number).

ACCOUNT  AND   CONFIRMATION   STATEMENTS  --  Each   shareholder
will  receive
confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see
"Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts
(except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;


    -- Dividends in cash; capital gain distributions reinvested in additional shares;


    -- Dividends and capital gain distributions in cash.


Reinvestments  (net of any tax withholding)  will be made in additional full and
fractional  shares of the same class of shares at the net asset value in effect
at the  close of  business  on the  record  date.  Dividends  and capital  gain
distributions  in amounts  less than $10 will  automatically  be reinvested  in
additional shares of the Fund. If a shareholder has elected to receive dividends
and/or  capital  gain  distributions  in cash and the  postal or other  delivery
service is unable to deliver checks to the shareholder's address of record, such
shareholder's  distribution option will automatically be converted to having all
dividends and other  distributions  reinvested in additional shares. Any request
to change a distribution  option must be received by the
Shareholder  Servicing
Agent by the record date for a dividend or distribution in order to be effective
for  that  dividend  or  distribution.   No  interest  will
accrue  on  amounts
represented by uncashed distribution or redemption checks.


INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the
Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders
(other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the Statement of Additional Information) anticipates purchasing
$50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of any class of shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable
CDSC)  through the
automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.


    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder
Servicing Agent to send him (or anyone he designates) regular periodic payments, as designated on the Account Application and based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account twice monthly, monthly or quarterly.
Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least
$5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange
Plan, exchanges of at least $50 each may be made to up to four different funds.
A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the
Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge.
For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the Statement of Additional
Information  for further  information  concerning  the Automatic
Exchange Plan.
Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic
Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans.
Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.


                                --------------

The Fund's Statement of Additional  Information,  dated April 1,
1995,  contains
more  detailed  information  about the Trust  and the Fund,
including,  but not
limited  to,  information  related to (i)  investment  objective, policies  and
restrictions,  including  the purchase and sale of options,
Futures  Contracts,
Options  on  Futures  Contracts,   Forward  Contracts  and
Options  on  Foreign
Currencies,  (ii) the Trustees, officers and investment adviser,
(iii) portfolio
trading,   (iv)  the  Fund's  shares,   including   rights  and
liabilities  of
shareholders,  (v) tax status of dividends and  distributions,
(vi) the Class A
and Class B Distribution Plans, (vii) the method used to calculate total rate of return quotations and (viii) various services and privileges provided by the
Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.


APPENDIX
                       MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. an application for rating was not received or accepted;

    2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

    3. there is a lack of essential data pertaining to the issue or issuer;
    and

    4. the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                       STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by S&P's.
Capacity to pay
interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:  Debt rated BBB is regarded as having an adequate  capacity to pay interest
and  repay  principal.   Whereas  it  normally  exhibits
adequate   protection
parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

                        FITCH INVESTORS SERVICES, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The
obligor's  ability to pay interest and repay  principal is very strong  although
not quite as strong as bonds rated "AAA".  Because  bonds rated in the "AAA" and
"AA"  categories  are  not  significantly   vulnerable  to
foreseeable   future
developments, short-term debt of these issuers is generally rated
"F- 1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality.
The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such chance. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

              DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
          U.S. GOVERNMENT AGENCIES, AUTHORITIES OR
INSTRUMENTALITIES

U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks,
Federal Intermediate Credit Banks and Federal Land Banks, as well as those listed below.


FEDERAL FARM CREDIT CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration. These bonds are not guaranteed by the U.S.
Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of
Transportation of the U.S. Government.

FHA DEBENTURES -- are debentures issued by the Federal Housing
Administration
of the U.S. Government and are fully and unconditionally guaranteed by the
U.S. Government.

GNMA  CERTIFICATES  --  are  mortgage-backed  securities,  with timely  payment
guaranteed by the full faith and credit of the U.S. Government, which represent
a partial ownership  interest in a pool of mortgage loans issued by lenders such
as mortgage bankers,  commercial banks and savings and loan
associations.  Each
mortgage  loan included in the pool is also insured or guaranteed by the Federal
Housing  Administration,   the  Veterans  Administration  or  the
Farmers  Home
Administration.

FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S.
Government.


FEDERAL HOME LOAN BANK BONDS -- are bonds issued by the Federal
Home Loan Bank
System and are not guaranteed by the U.S. Government.


FINANCING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the
U.S. Government.

RESOLUTION FUNDING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

STUDENT LOAN MARKETING ASSOCIATION DEBENTURES -- are debentures backed by the
Student Loan Marketing Association and are not guaranteed by the U.S.
Government.

TENNESSEE VALLEY AUTHORITY BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

Some of the foregoing obligations, such as Treasury bills and GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Government;
others, such as securities of FNMA, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the
U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

Although this list includes a description of the primary types of U.S.
Government agency, authorities or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.


               DESCRIPTION OF SHORT-TERM INVESTMENTS OTHER THAN
                         U.S. GOVERNMENT OBLIGATIONS

CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), for a definite period of time, earn a specified rate of return and are normally negotiable.


BANKERS' ACCEPTANCES -- are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods.
They are termed
"accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance long-term credit needs.


A-1 AND P-1 COMMERCIAL PAPER RATINGS
Description of S&P or Fitch and Moody's highest commercial paper ratings:

The rating "A" is the highest  commercial paper rating assigned by
S&P or Fitch,
and issues so rated are  regarded  as having the  greatest
capacity  for timely
payment.  Issues in the "A" category are delineated  with the numbers 1, 2 and 3
to indicate the relative degree of safety.  The A-1  designation indicates that
the degree of safety  regarding  timely payment is either
overwhelming  or very
strong.   Those  A-1   issues   determined   to  possess
overwhelming   safety
characteristics will be denoted with a plus (+) sign designation.


The rating P-1 is the  highest  commercial  paper  rating
assigned  by Moody's.
Issuers rated P-1 have a superior ability for repayment.  P-1 repayment capacity
will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

                                             [MFS Logo]
                                             THE FIRST NAME IN
MUTUAL FUNDS
Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000                               MFS(R) EMERGING
GROWTH FUND


Distributor                                  Prospectus
MFS Fund Distributors, Inc.                  April 1, 1995
500 Boylston Street
Boston, MA 02116
(617) 954-5000


Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address
P.O. Box 2281
Boston, MA 02107-9906


Independent Accountants
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110







[MFS Logo]
THE FIRST NAME IN MUTUAL FUNDS

MFS(R) EMERGING GROWTH FUND
500 Boylston Street
Boston, MA 02116

                                 MEG-1-4/95/362M   7/207

                            MFS EMERGING GROWTH FUND
                       (a series of MFS SERIES TRUST II)

                    Supplement to be affixed to the current
                      Prospectus for distribution in Iowa

For shares designated as Class B purchased after September 1, 1993, a contingent deferred sales charge declining from 4% to 0% will be imposed if the investor redeems within six years from the date of purchase. In addition, the Class is subject to an annual distribution and service fee of 1% of its average daily net assets.

                 The date of this Supplement is April 1, 1995.

[MFS Logo]
THE FIRST NAME IN MUTUAL FUNDS

MFS(R) EMERGING                              STATEMENT OF
GROWTH FUND                                  ADDITIONAL
INFORMATION


(A member of the MFS Family of Funds(R))     April 1, 1995
------------------------------------------------------------------
------------


Page

----
 1. Definitions
 ....................................................           2
 2. Investment Techniques
 ..........................................           2
 3. Investment Restrictions
 ........................................          12
 4. Management of the Fund
 .........................................          13
     Trustees
 ......................................................          13
     Officers
 ......................................................          13
     Investment Adviser
 ............................................          14
     Custodian
 .....................................................          14
     Shareholder Servicing Agent
 ...................................          15
     Distributor
 ...................................................          15
 5. Portfolio Transactions and Brokerage Commissions
 ...............          15
 6. Shareholder Services
 ...........................................          17
     Investment and Withdrawal Programs
 ............................          17
     Exchange Privilege
 ............................................          18
     Tax-Deferred Retirement Plans
 .................................          19
 7. Tax Status
 .....................................................          19
 8. Determination of Net Asset Value; Performance Information
 ......          20
 9. Distribution Plans
 .............................................          22
10. Description of Shares, Voting Rights and Liabilities
 ...........          24
11. Independent Accountants and Financial Statements
 ...............          24
    Appendix A
 .....................................................          25


MFS EMERGING GROWTH FUND
A Series of MFS Series Trust II
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information (the "SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated April 1, 1995. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

 1.  DEFINITIONS
   "Fund"                   -- MFS Emerging Growth Fund, a
diversified series of
                               MFS   Series   Trust   II   (the
"Trust"),    a
                               Massachusetts business trust. The
Trust was known
                               as MFS Lifetime Emerging Growth
Fund until August
                               1, 1993 and was known as Lifetime
Emerging Growth
                               Trust prior to August 3, 1992.  The
MFS  Emerging
                               Growth Fund is the  successor to
the MFS Lifetime
                               Emerging Growth Fund,  which was
reorganized as a
                               series of the Trust on September 7,
1993.

   "MFS" or the "Adviser" --   Massachusetts   Financial
Services  Company,  a
                               Delaware corporation.


   "MFD"                  --   MFS   Fund   Distributors,   Inc.,
a   Delaware
                               corporation.

   "Prospectus"             -- The Prospectus, dated April 1,
1995, of the Fund.


2.  INVESTMENT TECHNIQUES
The investment policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.


LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities.  Such
loans will  usually be made only to member banks of the Federal
Reserve  System
and to member firms (and  subsidiaries  thereof) of the New York
Stock  Exchange
(the "Exchange") and would be required to be secured  continuously by collateral
in cash, cash equivalents, or U.S. Government securities
maintained on a current
basis at an amount at least equal to the market value of the securities  loaned.
The Fund would have the right to call a loan and obtain the
securities loaned at
any time on customary industry  settlement notice (which will usually not exceed
five days).  During the existence of a loan,  the Fund would continue to receive
the equivalent of the interest or dividends paid by the issuer on the securities
loaned  and  would  also  receive   compensation  based  on
investment  of  the
collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the
Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed
20% of the value of the Fund's total assets.


"WHEN-ISSUED" SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a
"when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange
Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the
Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to SEC policies, purchases of securities on such bases may involve more risk than other types of purchases.
For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the
"when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or
"forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when- issued" or "forward delivery" securities themselves (which may have a value greater or less than the
Fund's payment obligation).

CORPORATE ASSET-BACKED SECURITIES
As described in the Prospectus, the Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities" weighted average life and may lower their return.

Corporate  asset-backed  securities  are  often  backed  by  a pool  of  assets
representing  the  obligations of a number of different  parties.
To lessen the
effect of  failures  by  obligors on  underlying  assets to make payments,  the
securities  may  contain   elements  of  credit  support  which
fall  into  two
categories:   (i)  liquidity  protection  and  (ii)  protection
against  losses
resulting from ultimate default by an obligor on the underlying assets.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


REPURCHASE AGREEMENTS
As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.


The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS
As described in the Prospectus, the Fund may purchase loan participations and other direct indebtedness. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations and other direct indebtedness acquired by the
Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Fund's ability to receive  payment of principal,  interest and other amounts
due in connection with these  investments will depend primarily on the financial
condition of the borrower. In selecting the loan participations and other direct
indebtedness  which the Fund will  purchase,  the Adviser will rely upon its own
(and not the original lending institution's) credit analysis of the borrower. As
the Fund may be required to rely upon another lending institution to collect and
pass on to the Fund amounts  payable with respect to the loan and to enforce the
Fund's  rights  under the loan and other  direct  indebtedness, an  insolvency,
bankruptcy or reorganization of the lending institution may delay or prevent the
Fund from receiving such amounts.  In such cases, the Fund will evaluate as well
the creditworthiness of the lending institution and will treat both the borrower
and the  lending  institution  as an  "issuer"  of the  loan participation  for
purposes of certain investment restrictions pertaining to the diversification of
the Fund's portfolio investments. The highly leveraged nature of many such loans
and other direct  indebtedness may make such loans and other direct indebtedness
especially  vulnerable  to adverse  changes in  economic  or market  conditions.
Investments in such loans and other direct  indebtedness may involve  additional
risk to the  Fund.  For  example,  if a loan or  other  direct indebtedness  is
foreclosed,  the Fund could become part owner of any collateral, and would bear
the  costs  and  liabilities   associated  with  owning  and
disposing  of  the
collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the
Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, the Fund will include them in the investment limitations described below.


FOREIGN SECURITIES
The Fund may invest up to 25% (and  expects  generally  to invest between 0% to
10%)  of  its  total  assets  in  foreign  securities  (not
including  American
Depositary  Receipts).  As  discussed  in the  Prospectus,
investing in foreign
securities  generally  presents  a  greater  degree of risk  than investing  in
domestic  securities due to possible exchange rate  fluctuations, less publicly
available information,  more volatile markets, less securities regulation,  less
favorable tax provisions,  war or expropriation.  As a result of its investments
in foreign  securities,  the Fund may receive interest or dividend payments,  or
the  proceeds  of the sale or  redemption  of such  securities, in the  foreign
currencies   in  which  such   securities   are   denominated.
Under   certain
circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.


AMERICAN DEPOSITARY RECEIPTS
The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored
ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

OPTIONS

OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.

A call option  written by the Fund is  "covered"  if the Fund owns the  security
underlying  the call or has an  absolute  and  immediate  right to acquire  that
security  without   additional  cash   consideration  (or  for
additional  cash
consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater
than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash, short-term money market instruments or high quality debt securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the
Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at- the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy- and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options.
Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return.
Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the
Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the
Fund.


In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.


OPTIONS  ON STOCK  INDICES  -- As noted in the  Prospectus,  the
Fund may  write
(sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the
Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the
Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the
Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may enter into stock index futures contracts. (Unless otherwise specified, futures contracts on indices are referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures
Contracts call for settlement only on the expiration date and cannot be
"exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the
Futures Contract more or less valuable - a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.


OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell Futures Contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.


An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S.
exchanges are traded on the same contract market as the underlying Futures
Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on
Futures Contracts may be traded on foreign exchanges.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures
Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality debt securities in an amount equal to the value of the security or index underlying the Futures
Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call Options on Futures
Contracts  may also be
covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the
Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put
Option on a Futures
Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call Option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the
Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures
Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures
Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.


The Fund may purchase Options on Futures  Contracts for hedging purposes instead
of purchasing or selling the underlying Futures Contracts.  For example, where a
decrease in the value of portfolio  securities is  anticipated  as a result of a
projected market-wide decline or changes in interest or exchange rates, the Fund
could, in lieu of selling Futures  Contracts,  purchase put
options thereon.  In
the event that such decrease  occurs,  it may be offset,  in whole or part, by a
profit  on the  option.  Conversely,  where it is  projected  that the  value of
securities to be acquired by the Fund will increase prior to acquisition, due to
a market  advance or changes  in  interest  or  exchange  rates, the Fund could
purchase  call  Options  on  Futures  Contracts,   rather  than
purchasing  the
underlying Futures Contracts.



FORWARD CONTRACTS ON FOREIGN CURRENCY
As noted in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes.
Forward Contracts may be used for hedging to attempt to minimize the risk to the
Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes. In particular, a Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a
Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the
Fund may enter into Forward Contracts for "cross hedging" purposes; e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.


If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward
Contracts, the Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.


The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Fund will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the
Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high quality debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward
Contracts in the manner set forth above may be restricted.

OPTIONS ON FOREIGN CURRENCIES
As noted in the Prospectus, the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Forward
Contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency.
If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the
Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS
RISK OF IMPERFECT  CORRELATION OF HEDGING INSTRUMENTS WITH THE
FUND'S PORTFOLIO.
The Fund's  abilities  effectively  to hedge all or a portion  of its  portfolio
through  transactions  in  options,   Futures  Contracts,
Options  on  Futures
Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward
Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures  Contracts,  options and  Forward
Contracts  for hedging
purposes entails the additional risk of imperfect  correlation between movements
in the  futures  or  option  price  and the  price  of the
underlying  index or
obligation.  The  anticipated  spread between the prices may be distorted due to
the  differences  in the nature of the markets,  such as
differences  in margin
requirements, the liquidity of such markets and the participation of speculators
in the  options,  futures  and  forward  markets.  In this
regard,  trading  by
speculators  in  options,   futures  and  Forward  Contracts  has
in  the  past
occasionally  resulted  in  market  distortions,   which  may  be
difficult  or
impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.


In writing a covered call option on a security,  index or Futures
Contract,  the
Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.


The writing of options on securities, options on stock indices or Options on
Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that the Fund may enter into transactions in options
(except  for  options  on foreign  currencies),  Futures
Contracts,  Options on
Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non- hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

The Fund also may enter  into  transactions  in  Futures
Contracts,  Options on
Futures Contracts and Forward  Contracts for other than hedging purposes,  which
could expose the Fund to significant risk of loss if foreign currency  exchange
rates do not move in the direction or to the extent anticipated.
In this regard,
the foreign  currency may be extremely  volatile from time to time, as discussed
in the Prospectus and in this Statement of Additional
Information,  and the use
of  such   transactions  for  non-hedging   purposes  could
therefore   involve
significant risk of loss.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

  RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.


The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.


The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

  MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.
Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

  TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others
(regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

  RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures
Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

  RISKS OF  TRANSACTIONS  RELATED TO FOREIGN  CURRENCIES  AND
TRANSACTIONS  NOT
CONDUCTED  ON U.S.  EXCHANGES.  Transactions  in  Forward
Contracts  on foreign
currencies,   as  well  as  futures  and  options  on  foreign
currencies  and
transactions  executed  on  foreign  exchanges,   are  subject  to
all  of  the
correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global,
24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike  transactions   entered  into  by  the  Fund  in  Futures
Contracts  and
exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock
Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the
Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The
Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities,  options on stock indexes, Futures
Contracts,  Options on
Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.
As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded  foreign currency
options,  however, is
subject to the risks of the  availability of a liquid secondary market described
above, as well as the risks  regarding  adverse market  movements, margining of
options  written,   the  nature  of  the  foreign   currency
market,   possible
intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the
OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


  POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES
CONTRACTS.  In order to
assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the
Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.


The Fund has adopted the additional restriction that it will not enter into a
Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options or in the premiums paid for such options.

When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the use of such futures is unleveraged.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's assets (the "SEC illiquidity ceiling"). Although the
Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure.
Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the
Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money).
The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

3.  INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this Statement of Additional Information, means the lesser of
(i) more than
50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

     (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge,  mortgage  or  hypothecate  an amount of its  assets
(taken at market
  value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures
  Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

     (2) Underwrite securities issued by other persons except insofar as the
  Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     (3) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objective, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry.

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on
  Futures  Contracts) in the ordinary course of its business.  The
Fund reserves
  the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

     (5) Make loans to other persons  except by the purchase of obligations  in
  which  the Fund is  authorized  to  invest  and by  entering into  repurchase
  agreements;   provided  that  the  Fund  may  lend  its
portfolio  securities
  representing not in excess of 30% of its total assets (taken at market value).
  Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

     (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value)
  to be invested in the securities of such issuer, other than U.S. Government securities.

     (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

     (8) Invest for the purpose of exercising control or management.

     (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the
  Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

    (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin  deposits in connection  with options,  Futures
Contracts,  Options on
  Futures Contracts, Forward Contracts and options on foreign currencies.

    (11) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

    (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers;
and, provided
  further, that the Fund will not purchase securities issued by an open-end investment company.

    (13) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to
  Futures Contracts.

    (14) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures
Contracts and Options
  on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

As a non-fundamental policy, the Fund will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested.

OTHER OPERATING POLICIES
The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years" continuous operation.

In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed
33 1/3%.

These operating policies are not fundamental and may be changed without shareholder approval.



4. MANAGEMENT OF THE FUND
The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the
Fund's assets and the officers of the Trust are responsible for its operations.
The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES
A. KEITH BRODKIN,* Chairman and President
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY*
Private Investor; Massachusetts Financial Services Company, former
Chairman
  (until September 30, 1991)


MARSHALL N. COHAN
Private Investor.
Address: 2524 Bedford Mews Drive, Wellington, Florida


LAWRENCE H. COHN, M.D.
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard
Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T.
Butterfield
  & Son Ltd., Chairman
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York


WALTER E. ROBB, III
Benchmark Advisors, Inc. (corporate financial consultants),
President and
  Treasurer
Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT*
Massachusetts Financial Services Company, Senior Executive Vice
President and
  Secretary

JEFFREY L. SHAMES*
Massachusetts Financial Services Company, President


J. DALE SHERRATT
Insight Resources, Inc. (acquisition planning specialists),
President (since
  January, 1990)
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH
NACCO Industries  (holding company),  Chairman (prior to June
1994);  Sundstrand
  Corporation   (diversified   mechanical   manufacturer),
Director;   Society
  Corporation  (bank holding  company),  Director  (prior to April
1992) Society
  National Bank (commercial bank); Director (prior to April 1992)
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio


OFFICERS
LESLIE J. NANBERG,* Vice President
Massachusetts Financial Services Company, Senior Vice President


W. THOMAS LONDON,* Treasurer
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President,
General
  Counsel and Assistant Secretary (since December 1989); The
Boston Company
  Advisors, Inc., President and General Counsel (prior to December
1989)

JAMES R. BORDEWICK, JR.,* Assistant Secretary
Massachusetts  Financial Services Company,  Vice President and
Associate General
  Counsel (since September 1990); associated with a major law firm (prior to
  August 1990)

JAMES O. YOST,* Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since
June, 1989)

---------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of
MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and
Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun
Life Assurance Company of Canada (U.S.) ("Sun Life of Canada
(U.S.)"), the
corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees (who currently receive a fee of $1,250 per year plus $225 per meeting and committee meeting attended together with such Trustee's out-of-pocket expenses) and the Trust has adopted a retirement plan for non-interested Trustees. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to
50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the
Trust for the interested Trustees. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.

As of February 28, 1995, the Trustees and officers, as a group, owned less than
1% of the outstanding shares of the Fund. As of February 28, 1995, Merrill
Lynch, Pierce, Fenner & Smith, P.O. Box 45286, Jacksonville,  FL
32232- 5286 was
the record owner of approximately 13.52% of the outstanding Class B shares of the Fund.

Set forth in Appendix A hereto is certain information concerning the cash compensation paid to non-interested Trustees and benefits accrued, and estimated benefits payable under the retirement plan. The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada.


The Adviser  manages the assets of the Fund pursuant to an
Investment  Advisory
Agreement with the Fund dated as of August 1, 1993 (the  "Advisory
Agreement").
The  Adviser   provides   the  Fund  with   overall   investment
advisory  and
administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to the sum of
0.75% of the Fund's average daily net assets.


For the Fund's fiscal years ended November 30, 1992, the Fund's former investment adviser, Lifetime Advisers, Inc., a Delaware corporation and a wholly owned subsidiary of MFS ("LAI"), received $1,912,372, under its advisory agreement with the Fund. LAI had no employees and relied on MFS to furnish it with overall administrative services and general office facilities. For the
Fund's fiscal year ended November 30, 1993, the Fund's current investment adviser, MFS, together with LAI, received in aggregate $4,113,061 under their investment advisory agreements with the Fund. For the Fund's fiscal year ended
November 30, 1994, MFS received $8,805,097 under its investment advisory agreement.


In order to comply  with the expense  limitations  of certain state  securities
commissions,  the Adviser will reduce its management fee or
otherwise  reimburse
the  Fund  for  any  expenses,   exclusive  of  interest,  taxes
and  brokerage
commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations.
The Adviser will
make appropriate adjustments to such reductions and reimbursements in response to any amendment or rescission of the various state requirements.


The Fund pays all of its  expenses  (other than those  assumed by the Adviser or
MFD)  including:  Trustees fees discussed  above,  governmental fees;  interest
charges; taxes; membership dues in the Investment Company
Institute allocable to
the Fund; fees and expenses of independent  auditors,  of legal counsel,  and of
any transfer agent, registrar or dividend disbursing agent of the
Fund; expenses
of  repurchasing  and  redeeming  shares  and  servicing
shareholder  accounts;
expenses  of  preparing,  printing  and  mailing  share
certificates,  periodic
reports,  notices  and proxy  statements  to  shareholders  and to governmental
officers  and  commissions;  brokerage  and other  expenses
connected  with the
execution,   recording  and  settlement  of  portfolio  security
transactions;
insurance  premiums;  fees and expenses of State Street Bank and
Trust  Company,
the Fund's  Custodian,  for all services to the Fund,  including safekeeping of
funds and securities and  maintaining  required books and
accounts;  expenses of
calculating  the net  asset  value  of  shares  of the  Fund;  and expenses  of
shareholder  meetings.  Expenses  relating  to the  issuance, registration  and
qualification of shares of the Fund and the preparation, printing and mailing of
prospectuses are borne by the Fund except that the Fund's
Distribution Agreement
with MFD  requires  MFD to pay for  prospectuses  that are to be used for  sales
purposes.  Expenses of the Trust which are not attributable to a specific series
are allocated  among the series in a manner  believed by
management of the Trust
to be fair and  equitable.  Payment  by the Fund of  brokerage commissions  for
brokerage  and research  services of value to the Adviser in serving its clients
is  discussed   under  the  caption   "Portfolio   Transactions
and  Brokerage
Commissions" below.


MFS pays the  compensation of the Trust's  officers and of any
Trustee who is an
officer of MFS.  The Adviser  also  furnishes  at its own expense all  necessary
administrative services, including office space, equipment,
clerical personnel,
investment  advisory  facilities,  and all executive and
supervisory  personnel
necessary  for  managing  the  Fund's   investments,   effecting
its  portfolio
transactions and, in general, administering its affairs.

The Advisory Agreement with the Fund will remain in effect until August 1, 1995, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days" nor less than 30 days" written notice.
The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that
MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the
Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory
Agreement.

CUSTODIAN
State Street Bank and Trust  Company (the  "Custodian")  is the
custodian of the
Fund's  assets.  The  Custodian's   responsibilities   include
safekeeping  and
controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the
Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of each class of shares of the Fund. The
Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Trustees have reviewed and approved as in the best interests of the Fund and its shareholders the custodial arrangements with Chase
Manhattan Bank, N.A., for securities of the Fund held outside the United States.
The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center,  Inc. (the "Shareholder  Servicing  Agent"),
a wholly owned
subsidiary  of MFS, is the Fund's  shareholder  servicing  agent, pursuant to a
Shareholder  Servicing Agent Agreement with the Trust, dated as of
September 10,
1986   (the   "Agency   Agreement").    The   Shareholder
Servicing   Agent's
responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee based on the net assets of each class of shares of the Fund, computed and paid monthly. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the
Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Fund, has contracted with the Shareholder Servicing
Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement as amended and restated January 1, 1995 (the "Distribution Agreement"). Prior to
January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsiduary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the
Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and certain other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of
Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this Statement of Additional Information). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this Statement of Additional Information).

Class A shares of the Fund may be sold at their net asset value to certain persons or in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The commission paid to the underwriter is the difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission. Because of rounding in the computation of offering price, the portion of the sales charge paid to the underwriter may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price.
In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

During the fiscal year ended November 30, 1994, MFD received sales charges of
$231,114 and dealers received sales charges of $1,784,829 (as their concession on gross sales charges of $2,015,943) for selling Class A shares of the Fund;
the Fund received $106,741,934 representing the aggregate net asset value of such shares.

CLASS B SHARES: MFD acts as agent in selling Class B shares of the Fund. The public offering price of Class B shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

During the fiscal year ended November 30, 1994,  1993 and 1992, the CDSC imposed
on  redemption  of  Class  B  shares  was  $1,027,718,  $879,938 and  $456,000,
respectively.

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Funds shares.

The Distribution Agreement will remain in effect until August 1, 1996 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the
Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days" nor less than 30 days" notice.


5.  PORTFOLIO TRANSACTIONS AND BROKERAGE  COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of
Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The  primary  consideration  in placing  portfolio  security transactions  with
broker-dealers  for  execution  is to obtain and maintain  the availability  of
execution  at  the  most  favorable  prices  and in the  most effective  manner
possible.   The   Adviser   attempts  to  achieve   this  result
by   selecting
broker-dealers to execute portfolio transactions on behalf of the
Fund and other
clients of the Adviser on the basis of their professional
capability,  the value
and  quality  of their  brokerage  services,  and the  level of their  brokerage
commissions. In the case of securities, such as government
securities, which are
principally traded in the  over-the-counter  market (where no stated commissions
are paid but the prices  include a dealer's  markup or  markdown), the  Adviser
normally seeks to deal directly with the primary  market  makers, unless in its
opinion,  better  prices  are  available  elsewhere.  In the case of  securities
purchased from  underwriters,  the cost of such securities
generally includes a
fixed  underwriting  commission  or  concession.  Securities firms  or  futures
commission merchants may receive brokerage commissions on
transactions involving
options, Futures Contracts and Options on Futures Contracts and
the purchase and
sale  of  underlying   securities  upon  exercise  of  options.
The  brokerage
commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to the Adviser on the tender of the
Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities
Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the
Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the
Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the
Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Adviser. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $20,000 of commission business from the MFS Funds to the Pershing
Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and the
Adviser).

The Adviser's investment management personnel attempt to evaluate the quality of
Research provided by brokers. Results of this effort are sometimes used by the
Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the
Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the Fund's fiscal year ended November 30, 1994, total brokerage commissions of $923,164 were paid on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of
$1,053,768,486. For the Fund's fiscal year ended November 30, 1993, total brokerage commissions of $779,203 were paid on total transactions (other than
U.S. Government securities, purchased options transactions and short-term obligations) of $1,062,439,901. For the Fund's fiscal year ended November 30,
1992, total brokerage commissions of $225,161 were paid on transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $441,990,845. During the Fund's fiscal year ended November 30,
1994, the Fund acquired and sold securities of an affiliate of a regular broker-dealer of the Fund.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.
In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

6.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders
(other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with any class of shares of other MFS Funds or MFS Fixed
Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the
Letter of Intent is in effect each time shares are  purchased.
The  shareholder
makes no commitment to purchase additional shares, but if his purchases within
13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends not capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution
Investment Program will also not apply toward completion of the Letter of
Intent.


Out  of  the  shareholder's   initial  purchase  (or  subsequent
purchases  if
necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder
Servicing Agent in the
form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable) the shareholder will be notified and the escrowed shares will be released.

If the intended  investment is not completed,  the  Shareholder
Servicing Agent
will redeem an  appropriate  number of the  escrowed  shares in order to realize
such difference.  Shares remaining after any such redemption will be released by
the  Shareholder   Servicing  Agent.  By  completing  and  signing
the  Account
Application  or  separate   Letter  of  Intent   application,
the  shareholder
irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of all classes of shares of that shareholder in the MFS Funds or MFS Fixed Fund
(a bank collective investment Fund), reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity purchases. For example, if a shareholder owns shares with a current offering price value of $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder
Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS
Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC.
Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing
Agent to send him (or anyone he designates) regular periodic payments, as designated on the Account Application and based upon the value of his account.
Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in
"Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a
CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $10,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder by written instruction to the Shareholder Servicing Agent may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on
60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the
Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


  INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time by mailing a check payable to the Fund directly to the Shareholder
Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.


  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of
Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort;
(2) has been in
existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and
(4) agrees to
provide certification of membership of those members investing money in the MFS
Funds upon the request of MFD.

  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least
$5,000 in any MFS Fund, may exchange their shares for the same class of other
MFS Funds under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an
MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day.
Generally, the initial exchange will occur after receipt and processing by the
Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange
Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

Exchanges  will be charged  in  connection  with the  Automatic
Exchange  Plan.
However,  exchanges  of shares of MFS Money Market Fund,  MFS
Government  Money
Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic
Exchange Plan will be made after instructions in writing or by telephone (an
"Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing signed by the record towner(s) exactly as shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50.
Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange
Change Request will be effective for the following month's exchange.


A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an
MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic
Exchange Plan.

The Automatic  Exchange Plan is part of the Exchange  Privilege.
For additional
information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in
MFS Money Market Fund,  MFS  Government  Money Market Fund and
Class A shares of
MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds.
If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of certain Class A shares, a CSDC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

  EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account for which payment has been received by the Fund
(i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange
Request") are received for an established account by the Shareholder Servicing
Agent.


Each Exchange Request must be in proper form (i.e., if in writing signed by the record owner(s) exactly as the shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least
$1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar
401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one
Exchange Request by telephone. If an Exchange Request is received by the
Shareholder Servicing Agent prior to the close of regular trading on the
Exchange, the Exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other
MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.


No CDSC is imposed on exchanges among the MFS Funds, although liability for the
CDSC is carried forward to the exchanged shares. For purposes of calculating the
CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.


Additional information with respect to any of the MFS Funds, including a copy of
its  current  prospectus,  may  be  obtained  from  investment dealers  or  the
Shareholder Servicing Agent. A shareholder considering an exchange should obtain
and read the  prospectus of the other MFS Fund and consider the differences  in
objectives and policies  before making any exchange.  Shareholders of the other
MFS Funds (except shares of MFS Money Market Fund,  MFS Government
Money Market
Fund and Class A shares of Cash Reserve Fund for shares acquired through direct
purchase  and  dividends  reinvested  prior to June 1,  1992)
have the right to
exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS
Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.


Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states.
Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund are available for purchase by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:


  Individual Retirement Accounts (IRAs) (for individuals and their non- employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement  Plans Qualified under Section 401(k) of the Internal
Revenue Code
  of 1986, as amended;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

  Certain other qualified pension and profit-sharing plans.


The plan  documents  provided by MFD  designate a trustee or custodian  (unless
another   trustee  or  custodian  is  designated  by  the
individual  or  group
establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically.
For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by
MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.



7.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a
"regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of
Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from income, including certain foreign currency gains, and any distributions from net short-term capital gains, (whether received in cash or reinvested in additional shares) are taxable to shareholders as ordinary income for federal income tax purposes. A portion of the Fund's ordinary income dividends (but none of its capital gains) is eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares.
Availability of the deduction for particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gain (i.e., the excess of the net long-term capital gains over the short-term capital losses), whether received in cash or invested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes regardless of how long they have owned shares in the
Fund. Fund dividends declared in October, November, or December to shareholders and paid the following January will be taxable to shareholders as if received on
December 31 of the year in which they are declared.

Any dividend or distribution  will have the effect of reducing the per share net
asset value of shares in the Fund by the amount of the dividend or distribution.
Shareholders   purchasing   shares   shortly  before  the  record
date  of  any
distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund's  current  dividend and  accounting  policies  will affect the amount,
timing,  and character of distributions to shareholders,  and may, under certain
circumstances,  make an economic return of capital taxable to shareholders.  In
general,  any gain or loss realized upon a taxable  disposition of shares of the
Fund by a shareholder  that holds such shares as a capital asset will be treated
as  long-term  capital  gain or loss if the shares  have been held for more than
twelve months and otherwise as a short-term capital gain or loss.
However,  any
loss realized  upon a  disposition  of shares in the Fund held for six months or
less  will  be  treated  as  long-term   capital  loss  to  the
extent  of  any
distributions of net capital gain made with respect to those shares. Any loss realized upon a redemption of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of
Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) of the Fund or of another MFS Fund (or other shares of an MFS Fund generally sold subject to a sales charge) without payment of an additional sales charge of Class A shares .

The Fund's investment in certain securities purchased at a market discount will cause it to realize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the
Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options, Futures Contracts and Forward
Contracts will
be subject to special tax rules that may affect the amount, timing and character
of Fund income and distributions to shareholders. For example, certain positions
held by the Fund on the last business day of each taxable year will be marked to
market  (i.e.,  treated  as if  closed  out) on such  day,  and any gain or loss
associated  with  the  positions  will  be  treated  as 60%  long-
term  and  40%
short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles", and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of
Fund securities and conversion of short-term into long-term capital losses.
Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Forward Contracts and
Futures Contracts to the extent necessary to meet the requirements of Subchapter
M of the Code.

Special tax considerations apply with respect to foreign investments of the
Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income or losses. The holding of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The
Fund may elect to mark to market any investments in "passive foreign investment companies" of the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the
Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates of tax where available. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends  and  certain  other  payments  to  persons  who are not citizens  or
residents  of the  United  States  or U.S.  entities  ("Non-U.S.
Persons")  are
generally  subject to U.S. tax withholding at a rate of 30%. The
Fund intends to
withhold  U.S.  federal  income tax at the rate of 30% on taxable dividends and
other  payments  to  Non-U.S.  Persons  that are  subject  to such withholding,
regardless  of  whether  a lower  treaty  rate  may be  permitted.
Any  amounts
overwithheld  may be recovered by such persons by filing a claim for refund with
the U.S.  Internal  Revenue  Service within the time period
appropriate to such
claims.  The Fund is also  required  in certain  circumstances  to apply  backup
withholding  of 31% on taxable  dividends  and  redemption
proceeds paid to any
shareholder   who  does  not  furnish  to  the  Fund  certain
information  and
certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to
30% withholding. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdiction.

As long as it qualifies as a regulated investment company under the Code, the
Fund will not be required to pay Massachusetts income or excise taxes.


8.  DETERMINATION OF NET ASSET VALUE;
    PERFORMANCE INFORMATION


NET ASSET VALUE
The net asset value per share of each class of the Fund is
determined  each day
during which the  Exchange is open for trading.  As of the date of this SAI, the
Exchange is open for trading every weekday except for the
following holidays (or
the days on which they are  observed:  New Year's  Day,
Presidents'  Day,  Good
Friday,  Memorial  Day,  Independence  Day,  Labor  Day,
Thanksgiving  Day  and
Christmas Day). This  determination  is made once during each such day as of the
close of  regular  trading  on the  Exchange  by  deducting  the amount  of the
liabilities  attributable to the class from the value of the assets attributable
to the class and  dividing the  difference  by the number of shares of the class
outstanding.  Forward Contracts will be valued using a pricing model taking into
consideration  market data from an external  pricing source.  Use of the pricing
services  has been  approved  by the Board of  Trustees.  All other  securities,
futures  contracts and options in the Fund's  portfolio  (other than  short-term
obligations)  for  which  the  principal  market  is one or more securities  or
commodities  exchanges  (whether domestic or foreign) will be valued at the last
reported sale price or at the settlement price prior to the
determination (or if
there has been no  current  sale,  at the  closing  bid  price)
on the  primary
exchange on which such securities,  Futures Contracts or options are traded; but
if a  securities  exchange  is not the  principal  market for securities,  such
securities  will,  if market  quotations  are  readily  available, be valued at
current bid prices, unless such securities are reported on the
NASDAQ system, in
which  case  they are  valued at the last  sale  price or, if no sales  occurred
during the day,  at the last  quoted  bid price.  Debt  securities
(other  than
short-term  obligations but including listed issues) in the Fund's portfolio are
valued on the basis of valuations  furnished by a pricing service which utilizes
both dealer-supplied  valuations and electronic data processing techniques which
take into account  appropriate  factors such as institutional-
sized trading in
similar groups of securities,  yields,  quality,  coupon rate, maturity, type of
issue, trading characteristics and other market data, without exclusive reliance
upon quoted prices or exchange or over-the-counter prices, since such valuations
are  believed  to reflect  more  accurately  the fair value of such  securities.
Short-term obligations,  if any, in the Fund's portfolio are valued at amortized
cost,  which  constitutes  fair value as  determined  by the Board of  Trustees.
Short-term  securities  with a  remaining  maturity in excess of
60 days will be
valued  based  upon  dealer  supplied   valuations.   Portfolio
securities  and
over-the-counter   options  and  Forward  Contracts,  for  which
there  are  no
quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, in its capacity as the Fund's distributor or its agent, the
Shareholder Servicing Agent, prior to the close of the business day.

PERFORMANCE INFORMATION
The Fund will  calculate  its total  rate of return for each class of shares for
certain  periods by determining  the average annual  compounded rates of return
over those  periods  that would  cause an  investment  of $1,000
(made with all
distributions  reinvested and reflecting the CDSC or the maximum public offering
price) to reach the value of that investment at the end of the periods. The Fund
may also calculate (i) a total rate of return,  which is not reduced by the CDSC
(5%  maximum  for Class B shares  purchased  on and after  January
1, 1993,  but
before  September  1, 1993 and 4% maximum  for Class B shares purchased  on and
after  September 1, 1993) and  therefore  may result in a higher rate of return,
(ii) a total rate of return assuming an initial  account value of
$1,000,  which
will  result in a higher rate of return  since the value of the initial  account
will not be reduced by the sales charge (5.75% maximum) and/or
(iii) total rates
of return which represent  aggregate  performance  over a period or year-by-year
performance  and which may or may not reflect the effect of the maximum or other
sales  charge or CDSC.  The  average  annual  total  rate of return  for Class B
shares,  reflecting  the CDSC,  for the one-year  and  five-year periods  ended
November  30,  1994 and for the  period  from  December  29,  1986
(the  Fund's
commencement  of investment  operations) to November 30, 1994 are
4.21%,  21.06%
and 17.80%,  respectively.  The average annual total rates of return for Class B
shares,  not giving  effect to the CDSC,  for the one-year and five year periods
ended  November  30, 1994 and for the period from  December 29,
1986 (the Fund's
commencement  of investment  operations) to November 30, 1994 are
8.21%,  21.24%
and 17.80%, respectively. The Fund's average annual total rate of return for
Class A shares, reflecting the initial investment at the current maximum public offering price, for the one-year period ended November 30, 1994 and for the period from September 13, 1993 through November 30, 1994 was 2.79% and 8.68%, respectively. The Fund's average annual total rate of return for Class A shares, not giving effect to the sales charge on the initial investment for the one-year period ended November 30, 1994 and for the period from September 13, 1993 through November 30, 1994 was 9.06% and 14.10%, respectively.

PERFORMANCE  RESULTS  -- The  performance  results  below,  based on an  assumed
initial investment of $10,000 in Class B shares,  cover the period from December
29, 1986  through  December 31,  1994.  It has been  assumed  that dividend and
capital gain distributions were reinvested in additional shares.
Any performance
results or total rate of return  quotation  provided  by the Fund should not be
considered as  representative of the performance of the Fund in the future since
the net asset  value of shares of the Fund will vary based not only on the type,
quality and maturities of the securities held in the Fund's
portfolio,  but also
on  changes  in the  current  value of such  securities  and on changes  in the
expenses of the Fund. These factors and possible differences in the methods used
to calculate total rates of return should be considered when comparing the total
rate of  return  of the  Fund to total  rates  of  return
published  for  other
investment companies or other investment vehicles. Total rate of return reflects
the  performance  of both  principal  and  income.  Current  net asset value and
account  balance   information  may  be  obtained  by  calling  1-
800-MFS-TALK
(637-8255).

                                                            MFS
EMERGING GROWTH FUND -- CLASS B
                                               -------------------
-------------------------------------------
                                                  VALUE OF
VALUE OF
                                                  INITIAL
REINVESTED         VALUE OF
                                                  $10,000
CAPITAL GAIN       REINVESTED       TOTAL
YEAR ENDED                                       INVESTMENT
DISTRIBUTIONS      ----------       VALUE
----------                                       ----------      -
------------      DIVIDENDS        -----
December 31, 1986<F1>........................     $ 9,981
$    0             $  0         $ 9,981
December 31, 1987<F1>........................      10,454
0                0          10,454
December 31, 1988............................      11,290
0                0          11,290
December 31, 1989............................      14,327
0                0          14,327
December 31, 1990............................      13,963
0                0          13,963
December 31, 1991............................      25,072
1,125                0          26,197
December 31, 1992............................      27,727
1,539                0          29,266
December 31, 1993............................      33,454
2,640              204          36,298
December 31, 1994............................      34,345
3,018              388          37,751

---------
<F1> For the period  from the start of  business,  December  29,
1986,  through
     December 31, 1987.


EXPLANATORY NOTES: The results in the table take into account the annual Rule
12b-1 fees but not the CDSC. No adjustment has been made for any income taxes payable by shareholders.

From time to time the Fund may, as  appropriate,  quote Fund rankings or reprint
all or a portion of evaluations of fund performance and operations appearing in
various  independent  publications,  including but not limited to the following:
Money,  Fortune,  U.S. News and World Report,  Kiplinger's
Personal Finance, The
Wall Street Journal,  Barron's,  Investors Business Daily,
Newsweek,  Financial
World,   Financial  Planning,   Investment  Advisor,  USA  Today,
Pensions  and
Investments,  SmartMoney,  Forbes,  Global Finance,  Registered
Representative,
Institutional  Investor,  the Investment  Company  Institute,
Johnson's Charts,
Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger,
Shearson Lehman
and Saloman Bros.  Indices,  Ibbotson,  Business Week, Lowry
Associates,  Media
General,  Investment  Company Data,  The New York Times,  Your
Money,  Strangers
Investment  Advisor,  Financial  Planning on Wall  Street,
Standard and Poor's,
Individual  Investor,  The 100  Best  Mutual  Funds  You Can  Buy
by  Gordon  K.
Williamson,   Consumer  Price  Index,  and  Sanford  C.  Bernstein
&  Co.  Fund
performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.


  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.


  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.


  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the  Securities  Act of 1933  ("Truth  in  Securities
Act" or "Full
      Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.


  -- 1976 -- MFS Municipal Bond Fund is among the first municipal bond funds established.


  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.


  --  1981 -- MFS World  Governments  Fund is  established  as
America's  first
      globally diversified fixed/income mutual fund.


  -- 1984 -- MFS Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.


  -- 1986 -- MFS Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS Multimarket Income Trust is the first-closed-end, multimarket high income fund listed on the New York Stock Exchange.


  -- 1989 -- MFS Regatta becomes America's first non-qualified market-value-
      adjusted fixed/variable annuity.


  -- 1990 -- MFS World Total Return Fund is the first global balanced fund.


  -- 1993 -- MFS World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  --  1993 -- MFS becomes money manager of MFS Union Standard
Trust,  the first
      Trust to invest in companies deemed to be union-friendly by an Advisory
      Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9.  DISTRIBUTION PLANS
CLASS A DISTRIBUTION PLAN: The Trustees have adopted a Distribution Plan relating to Class A shares (the "Class A Distribution Plan") pursuant to Section
12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Class A Distribution
Plan  would  benefit  the  Fund  and  its  Class  A  shareholders.
The  Class A
Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the
Fund required to liquidate portfolio securities to meet redemptions.

The Class A Distribution Plan provides that the Fund will pay MFD up to (but not
necessarily  all of) an  aggregate  of 0.35% of the  average daily  net  assets
attributable  to the Class A shares  annually in order that MFD may pay expenses
on behalf of the Fund related to the  distribution  and servicing of its Class A
shares.  The  expenses to be paid by MFD on behalf of the Fund include a service
fee to securities  dealers which enter into a sales  agreement with MFD of up to
0.25%  per  annum  of the  portion  of  the  Fund's  average daily  net  assets
attributable  to the Class A shares owned by investors for whom that  securities
dealer  is  the  holder  or  dealer  of  record.   These  payments
are  partial
consideration for personal services and/or account maintenance performed by such dealers with respect to Class A shares. MFD may from time to time reduce the amount of the service fee paid for shares sold prior to a certain date. MFD may also retain a distribution fee of 0.10% per annum of the Fund's average daily net assets attributable to Class A shares as partial consideration for services performed and expenses incurred in the performance of MFD's obligations as to
Class A shares under the Distribution Agreement with the Fund. MFD, however, is currently waiving this 0.10% per annum distribution fee and will not accept future payments of this fee unless it first obtains the approval of the Trust's
Board of Trustees. Any remaining funds may be used to pay for other distribution related expenses as described in the Prospectus. Service fees may be reduced for a securities dealer that is the holder or dealer of record for an investor who owns shares of the Fund having a net asset value at or above a certain dollar level. No service fee will be paid (i) to any securities dealer who is the holder or dealer of record for investors who own shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time if the dealer satisfies certain criteria), or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Class A
Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts. Certain banks and other financial institutions that have agency agreements with MFD will receive agency transaction and service fees that are the same as commissions and service fees to dealers.

The Class A  Distribution  Plan will remain in effect until August
1, 1995,  and
will continue in effect  thereafter  only if such  continuance  is specifically
approved at least  annually by vote of both the  Trustees  and a majority of the
Trustees who are not "interested  persons" or financially
interested parties to
the  Plan  ("Class  A  Distribution  Plan  Qualified  Trustees").
The  Class  A
Distribution  Plan  requires  that the Fund and MFD each  shall provide  to the
Trustees, and the Trustees shall review, at least quarterly, a written report of
the  amounts  expended  (and  purposes  therefor)  under such
Plan.  The Class A
Distribution  Plan may be  terminated  at any time by vote of a majority  of the
Class A  Distribution  Plan  Qualified  Trustees  or by vote of the holders of a
majority of the Fund's Class A shares (as defined in "Investment
Restrictions").
Agreements  under the Class A  Distribution  Plan  must be in writing,  will be
terminated  automatically if assigned, and may be terminated at any time without
payment of any penalty,  by vote of a majority of the Class A
Distribution  Plan
Qualified Trustees or by vote of the holders of a majority of the
Fund's Class A
shares. The Class A Distribution Plan may not be amended to
increase  materially
the amount of permitted distribution expenses without the approval of a majority
of the Fund's Class A shares (as defined in "Investment
Restrictions")  and may
not be  materially  amended  in any case  without a vote of the
Trustees  and a
majority of the Class A Distribution Plan Qualified Trustees.  No
Trustee who is
not  an  "interested   person"  has  any  financial  interest  in
the  Class  A
Distribution Plan or in any related agreement.

During the fiscal year ended November 30, 1994, the Fund incurred expenses of
$1,522,184 (equal to 0.35% of its average daily net assets, annualized) relating to the distribution and servicing of its Class A shares, of which MFD waived
$435,336 (0.10% of its average daily net assets attributable to Class A shares, annualized) and securities dealers of the Fund and certain banks and other financial institutions received $1,086,848 (0.25% of its average daily net assets attributable to Class A shares, annualized), of which MFD retained
$192,412.

  CLASS B DISTRIBUTION PLAN: The Trustees of the Fund have adopted a
Distribution Plan relating to Class B shares (the "Class B Distribution Plan") pursuant to Section 12(b) of the 1940 Act and the Rule, after having concluded that there was a reasonable likelihood that the Class B Distribution Plan would benefit the Fund and the Class B shareholders of the Fund. The Class B
Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the
Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Class B Distribution Plan provides that the Fund shall pay MFD, as the
Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to
Class B shares and will pay MFD a service fee of up to 0.25% per annum of the
Fund's average daily net assets attributable to Class B shares (which MFD will in turn pay to securities dealers which enter into a sales agreement with MFD at a rate of up to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be additional considertion for all personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. MFD will advance to dealers the first-year service fee at a rate equal to 0.25% per annum of the amount invested. As compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.
Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Except in the case of the first year service fee, no service fee will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined from time to time by MFD. MFD, however, may waive this minimum amount requirement from time to time if the dealer satisfies certain criteria. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Class B Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

The purpose of distribution  payments to MFD under the Class B
Distribution Plan
is to  compensate  MFD for its  distribution  services  to the
Fund.  MFD  pays
commissions to dealers as well as expenses of printing
prospectuses and reports
used for sales  purposes,  expenses  of the  preparation  and printing of sales
literature  and  other  distribution   related  expenses,
including,   without
limitation, the cost necessary to provide distribution-related services, of personnel, travel, office expenses and equipment. The Class B Distribution Plan also provides that MFD will receive all CDSCs relating to Class B shares (see
"Distribution Plans" and "Purchases" in the Prospectus).

During the fiscal year ended November 30, 1994, the Fund incurred expenses of
$7,376,364 (equal to 1.00% of its average daily net assets, annualized) relating to the distribution and servicing of its Class B shares, of which MFD retained
$131,877.

In accordance with the Rule, all agreements relating to the Class
B Distribution
Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Class B Distribution Plan or in any agreement related to such Plan ("Class B Distribution Plan Qualified
Trustees"). The Class B Distribution Plan further provides that the selection and nomination of Class B Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office.

The Class B  Distribution  Plan will remain in effect until August
1, 1995,  and
will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the
Class B Distribution Plan Qualified Trustees. The Class B Distribution Plan requires that the Fund shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Class B
Distribution  Plan may be
terminated  at any time by vote of a majority of the Class B
Distribution  Plan
Qualified Trustees or by vote of the holders of a majority of the Class B shares of the Fund (as defined in "Investment Restrictions" above). The Class B
Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of Class B shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Class B Distribution Plan Qualified Trustees. No Trustee who is not an interested person of the Fund has any financial interest in the
Class B Distribution Plan or in any related agreement.

10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust's Declaration of Trust permits the Trustees of the Fund to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and three other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of each of the Trust's four series, Class
A shares and Class B shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class.
Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders.
Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets
(or all or substantially all of the assets belonging to any series of the
Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the
Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series" outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the
Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the
Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.
However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the
Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


11.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's independent certified public accountants.

The Portfolio of Investments at November 30, 1994, the Statement of Assets and
Liabilities at November 30, 1994, the Statement of Operations for the year ended
November 30, 1994, the Statement of Changes in Net Assets for each of the two years in the period ended November 30, 1994, the Financial Highlights table for each of the eight years in the period ended November 30, 1994, the Notes to
Financial Statements and the Independent Auditors" Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this
SAI.


APPENDIX A

                          TRUSTEE COMPENSATION TABLE

                                          RETIREMENT BENEFIT
ESTIMATED      TOTAL TRUSTEE FEES
                        TRUSTEE FEES      ACCRUED AS PART OF
CREDITED YEARS      FROM FUND AND
      TRUSTEE           FROM FUND<F1>      FUND EXPENSE<F1>
OF SERVICE<F2>     FUND COMPLEX<F3>
------------------------------------------------------------------
-----------------------------------
Walter E. Robb, III       $3,950               $1,790
15             $147,274
Richard B. Bailey          3,275                  525
10              226,221
Marshall N. Cohan          3,950                1,566
14              147,274
Sir David Gibbons          3,500                1,095
13              132,024
Ward Smith                 3,950                  417
13              147,274
Abby M. O'Neill            3,275                  327
10              125,924
Dr. Lawrence Cohn          3,500                  153
18              133,524
J. Dale Sherratt           3,950                  175
20              147,274

<F1> For fiscal year ended November 30, 1994.


<F2> Based on normal retirement age of 75.

<F3> Information  provided is for calendar  year 1994.  All
Trustees  served as
     Trustees of 36 funds within the MFS fund complex (having aggregate net assets at December 31, 1994, of  approximately
$9,746,460,756)  except Mr.
     Bailey, who served as Trustee of 56 funds within the MFS fund complex
     (having aggregate net assets at December 31, 1994, of approximately
     $24,474,119,825).

         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON
RETIREMENT(4)

                                                 YEARS OF SERVICE
                                      ----------------------------
------------
        AVERAGE TRUSTEE FEES            3        5         7
10 OR MORE
------------------------------------------------------------------
------------
               $2,950                  $443    $  738    $1,033
$1,475
                3,230                   485       808     1,131
1,615
                3,510                   527       878     1,229
1,755
                3,790                   569       948     1,327
1,895
                4,070                   611     1,018     1,425
2,035
                4,350                   653     1,088     1,523
2,175


(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

INVESTMENT ADVISER
Massachusetts Financial
Services Company
500 Boylston Street, Boston,
MA 02116
(617) 954-5000


DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston,
MA 02116
(617) 954-5000


CUSTODIAN
State Street Bank & Trust
Company
225 Franklin Street, Boston,
MA 02110

DIVIDEND DISBURSING AGENT
State Street Bank and Trust
Company
225 Franklin Street, Boston,
MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston,
MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281, Boston, MA
02107-9906


INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
125 Summer Street, Boston, MA
02110





MFS(R)
EMERGING
GROWTH
FUND

500 BOYLSTON STREET
BOSTON, MA 02116


[MFS Logo]
THE FIRST NAME IN MUTUAL FUNDS



 Printed on recycled paper.
                                                      MEG-13-
4/95/.5M    7/207

PORTFOLIO OF INVESTMENTS - November 30, 1994
Common Stocks and Warrants - 97.2%
-----------------------------------------------------------------------------
Issuer                                                Shares            Value
-----------------------------------------------------------------------------
Apparel and Textiles - 1.2%
  Donnkenny, Inc.<F1>                                 68,500   $      933,312
  Nine West Group, Inc.<F1>                          445,000       11,013,750
  Norton McNaughton, Inc.<F1>                         20,000          270,000
  Team Rent Group, Inc.<F1>                          125,000        1,187,500
                                                               --------------
                                                               $   13,404,562
-----------------------------------------------------------------------------
Automotive - 0.4%
  APS Holding Corp.<F1>                              160,000   $    4,050,000
  Automotive Industries Holdings, Inc.<F1>            25,000          450,000
  Deflecta-Shield Corp.<F1>                           36,400          313,950
  Tower Automotive, Inc.<F1>                          42,400          365,700
                                                               --------------
                                                               $    5,179,650
-----------------------------------------------------------------------------
Banks and Credit Companies
  Turkiye Garanti Bankasi<F2>                        160,000   $      400,000
-----------------------------------------------------------------------------
Building
  Universal Forest Products, Inc.                     65,000   $      406,250
-----------------------------------------------------------------------------
Business Machines - 0.2%
  Affiliated Computer Co.<F1>                         85,300   $    1,663,350
  CMC Industries, Inc.<F1>                            75,200          366,600
  Mattson Technology Industries<F1>                   23,300          471,825
                                                               --------------
                                                               $    2,501,775
-----------------------------------------------------------------------------
Business Services - 6.3%
  Accustaff, Inc.<F1>                                 35,500   $      439,312
  Arden Industrial Products<F1>                        5,000           36,875
  BISYS Group, Inc.<F1>                              250,000        5,406,250
  CUC International, Inc.<F1>                      1,378,000       42,373,500
  Career Horizons, Inc.<F1>                           10,000          152,500
  Equity Corp. International<F1>                     125,000        1,703,125
  Fiserv, Inc.<F1>                                   247,500        5,259,375
  Interim Services, Inc.<F1>                         171,600        4,247,100
  Investment Technology Group, Inc.<F1>               43,800          405,150
  Rural/Metro Corp.<F1>                              185,500        3,339,000
  SPS Transaction Services, Inc.<F1>                 395,200       10,077,600
  Stewart Enterprises, Inc.                          177,400        4,213,250
  TRM Copy Centers Corp.<F1>                          18,700           88,825
                                                               --------------
                                                               $   77,741,862
-----------------------------------------------------------------------------
Cellular Phones - 0.3%
  AirTouch Communications, Inc.<F1>                   55,000   $    1,491,875
  CellStar Corp.<F1>                                 150,000        2,775,000
                                                               --------------
                                                               $    4,266,875
-----------------------------------------------------------------------------
Computer Software - 0.1%
  Epic Design Technology, Inc.<F1>                    15,900   $      335,887
  Network Peripherals<F1>                             30,000          765,000
                                                               --------------
                                                               $    1,100,887
-----------------------------------------------------------------------------
Computer Software - Personal Computers - 5.2%
  Atria Software, Inc.<F1>                             8,679   $      234,333
  Autodesk, Inc.                                   1,555,000       58,506,875
  Electronic Arts, Inc.<F1>                           50,000          993,750
PORTFOLIO  OF  INVESTMENTS  - continued
Common  Stocks  and  Warrants - continued
------------------------------------------------------------------------------
Issuer                                                Shares            Value
-----------------------------------------------------------------------------
Computer Software - Personal Computers - continued
  Learning Co.<F1>                                     5,000   $      113,750
  Powersoft Corp.<F1>                                 10,000          753,750
  Saber Software Corp.<F1>                            31,000          263,500
  Softdesk, Inc.<F1>                                  52,500        1,220,625
  State of the Art, Inc.<F1>                         170,000        1,168,750
  Tower Semiconductor Ltd.<F1>                        60,000          795,000
                                                               --------------
                                                               $   64,050,333
-----------------------------------------------------------------------------
Computer Software - Systems - 17.1%
  Aspen Technology, Inc.<F1>                          39,700   $      669,937
  Cadence Design Systems, Inc.<F1>                 1,475,000       30,421,875
  Compuware Corp.<F1>                                565,100       20,908,700
  Informix Corp.<F1>                                 862,200       24,788,250
  Keane, Inc.<F1>                                    190,400        4,284,000
  Marcam Corp.<F1><F4>                               596,800        5,968,000
  Oracle Systems Corp.<F1>                         2,160,000       89,100,000
  Pinnacle Systems, Inc.<F1>                          14,900          158,312
  Pri Automation, Inc.<F1>                            13,800          231,150
  Quickturn Design System, Inc.<F1>                   66,000          800,250
  Shiva Corp.<F1>                                     29,700          920,700
  Sybase, Inc.<F1>                                   220,000       10,725,000
  System Software Associates, Inc.<F1><F4>         1,539,600       22,324,200
                                                               --------------
                                                               $  211,300,374
-----------------------------------------------------------------------------
Construction Services - 0.1%
  Martin Marietta Materials, Inc.                     30,000   $      540,000
  Shaw Group, Inc.<F1>                               159,400          727,262
                                                               --------------
                                                               $    1,267,262
-----------------------------------------------------------------------------
Consumer Goods and Services - 1.1%
  American Recreation<F1>                            159,000   $    1,272,000
  Amrion, Inc.<F1>                                    22,500          151,875
  Blyth Industries, Inc.<F1>                          40,000        1,040,000
  Bollinger Industries, Inc.<F1>                      58,000          725,000
  Bombay Co., Inc.<F1>                                50,000          531,250
  Cerplex Group, Inc.<F1>                            140,800        1,654,400
  Club Car, Inc.<F1>                                  81,900        1,208,025
  First Alert, Inc.<F1>                               20,000          370,000
  Fresh America Corp.<F1>                             85,000          743,750
  Loewenstein Furniture Group<F1>                     15,000          108,750
  O'Sullivan Industries Holdings<F1>                 198,600        2,283,900
  Perrigo Co.<F1>                                    200,000        2,400,000
  Score Board, Inc.<F1>                              199,400          797,600
  Strategic Distribution, Inc.<F1>                    85,000          350,625
                                                               --------------
                                                               $   13,637,175
-----------------------------------------------------------------------------
Electrical Equipment
  Gtech Holdings Corp.<F1>                            20,000   $      372,500
-----------------------------------------------------------------------------
Electronics - 2.1%
  Actel Corp.<F1>                                     40,000   $      330,000
  Altera Corp.<F1>                                   130,000        5,005,000
  Flextronics International Ltd.<F1>                  51,500          759,625
PORTFOLIO  OF  INVESTMENTS  - continued
Common  Stocks  and  Warrants - continued
------------------------------------------------------------------------------
Issuer                                                Shares            Value
-----------------------------------------------------------------------------
Electronics - continued
  Linear Technology Corp.                            125,000   $    6,031,250
  Micro Linear Corp.<F1>                              98,600          739,500
  Novellus Systems, Inc.<F1>                         157,000        8,183,625
  Quality Semiconductor, Inc.<F1>                     16,000          196,000
  Xilinx, Inc.<F1>                                    71,100        4,159,350
                                                               --------------
                                                               $   25,404,350
-----------------------------------------------------------------------------
Entertainment - 8.0%
  Argosy Gaming Corp.<F1>                            252,600   $    3,031,200
  Boomtown, Inc.<F1><F2>                              87,000        1,109,250
  Casino America, Inc.<F1>                           666,400        5,747,700
  Central European Media Enterprises Ltd.<F1>         21,700          329,568
  Discovery Zone, Inc.<F1>                           122,600        1,731,725
  EZ Communications, Inc.<F1>                         40,000          550,000
  Grand Casinos, Inc.<F1>                            694,300        9,720,200
  Harveys Casino Resorts                              28,800          388,800
  Heftel Broadcasting Corp., "A"<F1>                 164,000        2,234,500
  Heritage Media Corp.<F1>                            54,300        1,303,200
  Hollywood Casino Corp.<F1>                         132,700          663,500
  Hollywood Park, Inc.                               210,625        2,158,906
  Infinity Broadcasting<F1>                           77,700        2,331,000
  International Family Entertainment<F1>              40,000          555,000
  Jacor Communications, Inc., "A"<F1>                 35,000          402,500
  Lodgenet Entertainment Corp.<F1>                    45,300          351,075
  Marvel Entertainment Group, Inc.<F1>                94,336        1,521,168
  Monarch Casino & Resort, Inc.<F1>                  145,000        1,232,500
  National Gaming Corp.<F1><F4>                      243,000        4,070,250
  Players International, Inc.<F1>                    177,500        3,594,375
  President Riverboat Casinos<F1>                  1,195,000       10,605,625
  Promus Cos., Inc.<F1>                            1,397,900       38,791,725
  Radica Gaming<F1>                                  541,000        3,516,500
  SFX Broadcasting, Inc.<F1>                           7,500          114,375
  Showboat, Inc.                                     160,000        1,960,000
  Starsight Telecast, Inc.<F1>                        15,700          168,775
  Station Casinos, Inc.<F1>                          125,000        1,406,250
  WMS Industries, Inc.<F1>                             4,000           69,500
                                                               --------------
                                                               $   99,659,167
-----------------------------------------------------------------------------
Financial Institutions - 0.6%
  BHC Financial, Inc.                                 37,875   $      345,609
  Concord Holding Corp.<F1>                           77,900          779,000
  Factory Stores America, Inc.                       142,700        2,943,187
  First Merchants Acceptance Corp.<F1>                63,000          598,500
  McArthur Glen Realty Corp.                          15,000          210,000
  PMC Commercial Trust                                20,000          235,000
  Servicios Financieros Quadram<F1>                  131,800        1,812,250
  TFC Enterprises<F1>                                 41,500          383,875
                                                               --------------
                                                               $    7,307,421
-----------------------------------------------------------------------------
PORTFOLIO  OF  INVESTMENTS  - continued
Common  Stocks  and  Warrants - continued
------------------------------------------------------------------------------
Issuer                                                Shares            Value
-----------------------------------------------------------------------------
Insurance - 0.4%
  RightCHOICE Managed Care, Inc.<F1>                  15,000   $      208,125
  Sphere Drake Holdings Ltd.                         405,000        4,556,250
                                                               --------------
                                                               $    4,764,375
-----------------------------------------------------------------------------
Machinery - 0.1%
  Flair Corp.                                         25,000   $      446,875
  Miller Industries, Inc.<F1>                         10,000          145,000
  Veeco Instruments, Inc.<F1>                         26,300          289,300
                                                               --------------
                                                               $      881,175
-----------------------------------------------------------------------------
Medical and Health Products - 1.4%
  Boston Scientific Corp.<F1>                        309,200   $    4,947,200
  Haemonetics Corp.<F1>                               75,000        1,462,500
  Health Management, Inc.<F1>                        189,000        3,165,750
  Healthdyne, Inc.<F1>                               378,500        3,217,250
  Orthofix International N.V.<F1>                    290,000        3,190,000
  Sofamor/Danek Group<F1>                              2,400           38,700
  Tokos Medical Corp.<F1>                            200,000        1,350,000
                                                               --------------
                                                               $   17,371,400
-----------------------------------------------------------------------------
Medical and Health Technology and Services - 20.2%
  Advantage Health Corp.<F1>                         128,300   $    3,784,850
  Arbor Health Care Co.<F1>                            7,500          148,125
  CareLine, Inc.<F1><F4>                             728,700        4,554,375
  Clintrials Research<F1>                             35,000          301,875
  Columbia HCA Healthcare                            449,999       17,043,712
  Community Health Systems, Inc.<F1>                   5,800          142,100
  Continental Medical Systems, Inc.<F1>               95,100          677,587
  Coram Healthcare<F1>                               793,726       13,394,126
  FHP International Corp.<F1>                        124,600        3,364,200
  FPA Medical Management, Inc.<F1>                    75,000          937,500
  Foundation Health Corp.<F1>                        272,666        9,918,225
  Genesis Health Ventures, Inc.<F1>                  110,000        3,107,500
  Gulf South Medical Supply<F1>                       10,000          300,000
  Healthsource, Inc.<F1>                             179,000        6,421,625
  Healthtrust, Inc. - The Hospital Company<F1>       152,300        4,911,675
  Healthwise of America, Inc.<F1>                    102,500        3,292,812
  Health Care & Retirement Corp.<F1>                  35,000          958,125
  Horizon Healthcare Corp.<F1>                       187,000        4,978,875
  Integrated Health Services, Inc.<F1><F4>           934,300       35,503,400
  Living Centers of America<F1>                       85,000        2,741,250
  Manor Care, Inc.                                    53,600        1,520,900
  Mariner Health Group, Inc.<F1>                     293,000        6,409,375
  Mid-Atlantic Medical Services, Inc.<F1><F4>      2,370,000       54,806,250
  Multicare Cos., Inc.<F1>                            90,900        1,755,506
  Option Care, Inc.<F1>                              140,000          350,000
  Pacific Physician Services<F1>                      17,350          281,937
  Pacificare Health Systems, Inc., "A"<F1>             9,800          656,600
  Pacificare Health Systems, Inc., "B"<F1>           493,600       32,577,600
  PerSeptive Biosystems<F1><F3><F5>                   16,078           99,482
  Physician Reliance Network, Inc.<F1>                50,000          793,750
PORTFOLIO  OF  INVESTMENTS  - continued
Common  Stocks  and  Warrants - continued
------------------------------------------------------------------------------
Issuer                                                Shares            Value
-----------------------------------------------------------------------------
Medical and Health Technology and Services - continued
  Physician Sales & Service, Inc.<F1>                 29,000   $      445,875
  Quorum Health Group<F1>                             66,100        1,206,325
  Renal Treatment Centers, Inc.<F1>                  296,714        6,230,994
  Sierra Health Services, Inc.<F1>                    27,700          851,775
  Sun Health Group<F1>                                92,160        2,027,520
  Surgical Care Affiliates, Inc.                      83,100        1,599,675
  United Healthcare Corp.                            440,200       20,909,500
  Wellcare Management, Inc.<F1>                       77,700        1,767,675
                                                               --------------
                                                               $  250,772,676
-----------------------------------------------------------------------------
Metals and Minerals - 0.1%
  Castech Aluminum Group<F1>                          69,400   $    1,006,300
-----------------------------------------------------------------------------
Pollution Control
  Continental Waste Industries, Inc.<F1>              15,000   $      142,500
-----------------------------------------------------------------------------
Printing and Publishing - 0.2%
  Consolidated Graphics, Inc.<F1>                     95,000   $    1,710,000
  Educational Insights, Inc.<F1>                      46,500          220,875
                                                               --------------
                                                               $    1,930,875
-----------------------------------------------------------------------------
Railroads
  Railtex, Inc.<F1>                                   23,000   $      425,500
-----------------------------------------------------------------------------
Restaurants and Lodging - 14.2%
  Amerihost Properties, Inc.<F1>                     100,000   $      387,500
  Applebee's International, Inc.<F4>               1,864,200       27,963,000
  Back Bay Restaurant Group, Inc.<F1><F4>            185,100        1,712,175
  Bertucci's, Inc.<F1>                               379,700        4,841,175
  Brinker International, Inc.<F1>                    540,000        9,180,000
  Buffets, Inc.<F1>                                1,350,100       12,319,662
  Bugaboo Creek Steak House, Inc.<F1>                 40,000          410,000
  Cheesecake Factory<F1>                              10,000          162,500
  DF&R Restaurants, Inc.<F1>                         210,000        2,966,250
  Doubletree Corp.<F1>                                24,500          459,375
  Ground Round Restaurants, Inc.<F1>                 241,000        1,687,000
  Hammons (John Q) Hotels, Inc.<F1>                  133,200        1,931,400
  Hometown Buffet, Inc.<F1><F4>                      823,000        8,024,250
  Hospitality Franchise System<F1><F4>             2,430,000       59,535,000
  IHOP Corp.<F1>                                      65,000        1,608,750
  Innkeepers USA Trust<F1>                           250,000        1,843,750
  Lone Star Steakhouse and Saloon, Inc.<F1>          346,300        7,618,600
  Nathan's Famous, Inc.<F1>                           20,000           97,500
  Quantum Restaurant Group, Inc.<F1><F4>             540,700        5,609,762
  Sbarro, Inc.                                        20,000          447,500
  ShoLodge, Inc.<F1>                                 285,600        6,568,800
  Showbiz Pizza Time, Inc.<F1><F4>                   750,000        5,718,750
  Sonic Corp.<F1>                                    250,000        5,500,000
  Supertel Hospitality, Inc.<F1>                      90,000        1,057,500
  Taco Cabana, Inc.<F1><F4>                          968,295        8,230,507
                                                               --------------
                                                               $  175,880,706
-----------------------------------------------------------------------------
PORTFOLIO  OF  INVESTMENTS  - continued
Common  Stocks  and  Warrants - continued
------------------------------------------------------------------------------
Issuer                                                Shares            Value
-----------------------------------------------------------------------------
Stores - 12.4%
  A Pea In The Pod, Inc.<F1>                          20,000   $       55,000
  American Studios, Inc.                             147,200          570,400
  Baby Superstores, Inc.<F1>                           7,000          281,750
  Central Tractor Farm & Country, Inc.<F1>            20,000          305,000
  CompUSA, Inc.<F1>                                  185,000        2,543,750
  Consolidated Stores Corp.<F1>                      849,400       14,864,500
  Corporate Express, Inc.<F1>                         34,300          728,875
  Duty Free International, Inc.                      609,400        7,388,975
  Finish Line, Inc.<F1>                               72,300          560,325
  Funco, Inc.<F1>                                     20,000          295,000
  General Nutrition Cos., Inc.<F1>                   134,500        3,934,125
  Grow Biz International, Inc.<F1>                    42,500          425,000
  Hollywood Entertainment Corp.<F1>                   79,250        2,635,062
  Micro Warehouse, Inc.<F1>                        1,149,000       37,414,312
  Mothers Work, Inc.<F1><F4>                         211,500        2,167,875
  Movie Gallery, Inc.<F1>                            212,500        5,551,562
  National Vision Associates Ltd.<F1>                203,700          942,112
  Natural Wonders, Inc.<F1>                           28,600          132,275
  Office Depot, Inc.<F1>                           2,286,300       54,299,625
  Officemax, Inc.<F1>                                 71,000        1,748,375
  PetSmart, Inc.<F1>                                  34,400        1,023,400
  Petstuff, Inc.<F1>                                  38,100          400,050
  Phar-Mor, Inc.<F1><F3><F5>                         178,350          479,761
  Shoe Carnival, Inc.<F1>                            492,900        2,464,500
  Sportmart, Inc., "A"<F1>                            96,000        1,116,000
  Sports & Recreation, Inc.<F1>                       62,050        1,411,637
  Sports Authority, Inc.<F1>                          34,200          778,050
  Sports Club, Inc.<F1>                              262,900        1,938,887
  Strouds, Inc.<F1>                                   65,000        1,040,000
  Sun Television and Appliances, Inc.                300,000        2,662,500
  Sunglass Hut International, Inc.<F1>                40,000        1,730,000
  Welcome Home, Inc.<F1>                              88,900          477,837
  West Marine, Inc.<F1>                               33,000          660,000
                                                               --------------
                                                               $  153,026,520
-----------------------------------------------------------------------------
Telecommunications - 4.1%
  American Paging, Inc.<F1>                           47,500   $      326,562
  Bay Networks, Inc.<F1>                             296,342        7,630,806
  Call Net Enterprises, Inc., "B"<F1><F2>            125,000          612,967
  Colonial Data Tech<F1>                             121,100        1,195,862
  Crosscomm Corp.<F1>                                 44,400          421,800
  Davel Communications Group<F1>                      30,000          390,000
  IDB Communications Group, Inc.<F1>               2,600,000       21,450,000
  Intellicall, Inc.<F1>                               18,545           71,861
  Newbridge Networks<F1>                              72,600        2,441,175
  Ortel Corp.<F1>                                     24,200          629,200
  Paging Network, Inc.<F1>                            22,000          693,000
  Rogers Communications, Inc.<F1>                  1,000,000       13,805,400
  Tele-Matic Corp.<F1>                                27,000          243,000
  Tessco Technologies<F1>                             13,400          217,750
  Xpedite Systems, Inc.<F1>                           46,400          748,200
                                                               --------------
                                                               $   50,877,583
-----------------------------------------------------------------------------
PORTFOLIO  OF  INVESTMENTS  - continued
Common  Stocks  and  Warrants - continued
------------------------------------------------------------------------------
Issuer                                                Shares            Value
-----------------------------------------------------------------------------
Trucking - 0.7%
  Celadon Group, Inc.<F1>                             36,100   $      631,750
  MTL, Inc.<F1>                                       70,000          866,250
  Transportation Corp. America, "B"<F1><F3><F4><F5>  692,516        6,855,908
  Trism, Inc.<F1>                                     12,875          160,937
  US Xpress Enterprises, Inc., "A"<F1>                34,200          397,594
                                                               --------------
                                                               $    8,912,439
-----------------------------------------------------------------------------
Venture Capital - 0.8%
  Copley Partners 1<F1><F3><F4>                    3,000,000   $    1,015,176
  Copley Partners 2<F1><F3><F4>                    3,000,000        2,653,230
  Highland Capital Partners<F1><F3><F4>            7,500,000        5,645,175
                                                               --------------
                                                               $    9,313,581
-----------------------------------------------------------------------------
Foreign
  United Kingdom
    Takare PLC (Medical & Health Technology
      and Services)<F2>                               35,000   $      110,641
-----------------------------------------------------------------------------
Total Common Stocks and Warrants
  (Identified Cost, $869,320,096)                              $1,203,416,714
-----------------------------------------------------------------------------
Convertible  Bonds - 0.6%
-----------------------------------------------------------------------------
                                            Principal Amount
                                               (000 Omitted)
-----------------------------------------------------------------------------
Entertainment - 0.4%
  Argosy Gaming Corp., 12s, 2001                     $ 4,676   $    4,582,480
Medical and Health Technology and Services - 0.1%
  CareLine, Inc., 8s, 2001<F2><F4>                     1,500        1,140,000
Restaurants and Lodging - 0.1%
  ShoLodge, Inc., 7.5s, 2004                           2,000        2,160,000
-----------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $8,379,429)          $    7,882,480
-----------------------------------------------------------------------------
Short-Term  Obligations - 1.8%
-----------------------------------------------------------------------------
  Dow Chemical Co., due 12/01/94                     $ 8,100   $    8,100,000
  Federal National Mortgage Assn.,
    due 12/05/94 - 12/27/94                           13,800       13,759,446
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                $   21,859,446
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $899,558,971)              $1,233,158,640
Other  Assets,  Less  Liabilities - 0.4%                            5,304,513
-----------------------------------------------------------------------------
Net Assets - 100.0%                                            $1,238,463,153
-----------------------------------------------------------------------------

<F1> Non-income producing security.
<F2> SEC Rule 144A security.
<F3> Restricted security.
<F4> Affiliated  issuers  are those in which the  Fund's  holdings  of an issuer represent 5% or more of the outstanding voting securities of the issuer.
<F5> Security valued by or at the direction of the Trustees.

See notes to financial statements

FINANCIAL  STATEMENTS
Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
November 30, 1994
------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $717,883,268)         $  978,974,938
    Affiliated issuers (identified cost, $171,675,703)              254,183,702
                                                                 --------------
      Total investments, at value (identified cost,
        $899,558,971)                                            $1,233,158,640
  Cash                                                                   31,614
  Receivable for investments sold                                    20,944,649
  Receivable for Fund shares sold                                     2,558,298
  Interest and dividends receivable                                     341,729
  Other assets                                                           35,358
                                                                 --------------
      Total assets                                               $1,257,070,288
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $   11,260,330
  Payable for Fund shares reacquired                                  6,327,111
  Payable to affiliates -
   Management fee                                                        25,619
   Shareholder servicing agent fee                                        6,306
   Distribution fee                                                     494,728
  Accrued expenses and other liabilities                                493,041
                                                                 --------------
      Total liabilities                                          $   18,607,135
                                                                 --------------
Net assets                                                       $1,238,463,153
                                                                 --------------
Net assets consist of:
  Paid-in capital                                                $  885,687,939
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    333,597,784
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                19,221,140
  Accumulated net investment loss                                       (43,710)
                                                                 --------------
      Total                                                      $1,238,463,153
                                                                 --------------
Shares of beneficial interest outstanding                          66,480,001
                                                                 --------------
Class A shares:
  Net asset value and redemption price per share
    (net assets of $469,826,223 / 25,089,804 shares of
      beneficial interest outstanding)                               $18.73
                                                                     ------
  Offering price per share (100/94.25)                               $19.87
                                                                     ------
Class B shares:
  Net asset value, redemption price and offering price per share
    (net assets of $768,636,930 / 41,390,197 shares of
      beneficial interest outstanding)                              $18.57
                                                                    ------
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended November 30, 1994
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest (including $66,000 received from affiliated
      issuers)                                                     $  1,079,037
    Dividends (including $244,596 received from affiliated
      issuers)                                                        1,693,394
                                                                   ------------
      Total investment income                                      $  2,772,431
                                                                   ------------
  Expenses -
    Management fee                                                 $  8,805,097
    Trustees' compensation                                               44,108
    Shareholder servicing agent fee (Class A)                           654,593
    Shareholder servicing agent fee (Class B)                         1,528,259
    Distribution and service fee (Class A)                            1,522,184
    Distribution and service fee (Class B)                            7,376,364
    Custodian fee                                                       382,925
    Postage                                                             251,758
    Printing                                                            180,287
    Legal fees                                                          101,089
    Auditing fees                                                        60,907
    Miscellaneous                                                     1,075,430
                                                                   ------------
      Total expenses                                               $ 21,983,001
    Reduction of expenses by distributor                               (435,336)
                                                                   ------------
      Net expenses                                                 $ 21,547,665
                                                                   ------------
        Net investment loss                                        $(18,775,234)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions (net of $459,246 loss from
      transactions with affiliated issuers)                        $ 41,832,047
    Foreign currency transactions                                      (845,340)
                                                                   ------------
          Net realized gain on investments                         $ 40,986,707
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 64,924,764
    Translation of assets and liabilities in foreign currencies          (1,885)
                                                                   ------------
      Net unrealized gain on investments                           $ 64,922,879
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $105,909,586
                                                                   ------------
          Increase in net assets from operations                   $ 87,134,352
                                                                   ------------
See notes to financial statements
Statement  of  Changes  in  Net  Assets
------------------------------------------------------------------------------
Year Ended November 30,                           1994                   1993
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                   $  (18,775,234)         $  (8,345,244)
  Net realized gain on
    investments and foreign
    currency transactions                   40,986,707             34,909,608
  Net unrealized gain on
    investments and foreign
    currency                                64,922,879             89,024,765
                                        --------------          -------------
    Increase in net assets from
    operations                          $   87,134,352          $ 115,589,129
                                        --------------          -------------
Distributions declared to
    shareholders -
  From net realized gain on
    investments and foreign
    currency transactions (Class A)     $  (11,484,710)         $   --
  From net realized gain on
    investments and foreign
    currency transactions (Class B)        (17,957,239)            (3,727,233)
                                        --------------          -------------
    Total distributions declared
    to shareholders                     $  (29,441,949)         $  (3,727,233)
                                        --------------          -------------
Fund share (principal)
    transactions -
  Net proceeds from sale of
    shares                              $  933,615,981          $ 423,211,335
  Net asset value of shares
    issued in connection with
    the acquisition of MFS
    Emerging Growth Fund                     --                   341,038,225
  Net asset value of shares
    issued to shareholders
    in reinvestment of
    distributions                           25,655,969              3,271,073
  Cost of shares reacquired               (750,977,096)          (264,217,833)
                                        --------------          -------------
    Increase in net assets from
      Fund share transactions           $  208,294,854          $ 503,302,800
                                        --------------          -------------
      Total increase in net
      assets                            $  265,987,257          $ 615,164,696
Net assets:
  At beginning of year                     972,475,896            357,311,200
                                        --------------          -------------
  At end of year                        $1,238,463,153          $ 972,475,896
                                        --------------          -------------
    Accumulated net investment
    loss at end of year                 $      (43,710)         $     (20,579)
                                        --------------          -------------
See notes to financial statements

Financial  Highlights
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended November 30,                                               1994         1993<F2>        1994         1993         1992
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Class A                      Class B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $17.68       $16.43          $17.64       $14.93       $12.07
                                                                      ------       ------          ------       ------       ------
Income from investment operations -
  Net investment loss                                                 $(0.20)<F5>  $(0.03)         $(0.35)<F5>  $(0.33)      $(0.07)
  Net realized and unrealized gain (loss) on investments                1.78<F5>     1.28            1.78<F5>     3.19         3.52
                                                                      ------       ------          ------       ------       ------
      Total from investment operations                                $ 1.58       $ 1.25          $ 1.43       $ 2.86       $ 3.45
                                                                      ------       ------          ------       ------       ------
Less distributions declared to shareholders from net
  realized gain on investments                                        $(0.53)        --            $(0.50)      $(0.15)      $(0.59)
                                                                      ------       ------          ------       ------       ------
Net asset value - end of period                                       $18.73       $17.68          $18.57       $17.64       $14.93
                                                                      ------       ------          ------       ------       ------
Total return<F4>                                                       9.06%       38.98%<F3>       8.21%       19.36%       29.25%
Ratios (to average net assets)/Supplemental data:
  Expenses                                                             1.33%<F6>    1.19%<F3>       2.14%        2.19%        2.33%
  Net investment loss                                                (1.09)%<F6>  (0.98)%<F3>     (1.90)%      (1.61)%      (2.00)%
Portfolio turnover                                                       39%          58%             39%          58%          59%
Net assets at end of period (000,000 omitted)                         $  470       $  371          $  769       $  602       $  357

Financial  Highlights
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended November 30,                                            1991        1990             1989         1988         1987<F1>
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Class B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 6.89       $ 7.69          $ 5.91       $ 4.97       $ 5.50
                                                                   ------       ------          ------       ------       ------
Income from investment operations -
  Net investment loss                                              $(0.13)      $(0.14)         $(0.13)      $(0.11)      $(0.06)
  Net realized and unrealized gain (loss) on investments             5.31        (0.66)           1.91         1.05        (0.47)
                                                                   ------       ------          ------       ------       ------
      Total from investment operations                             $ 5.18       $(0.80)         $ 1.78       $ 0.94       $(0.53)
                                                                   ------       ------          ------       ------       ------
Net asset value - end of period                                    $12.07       $ 6.89          $ 7.69       $ 5.91       $ 4.97
                                                                   ------       ------          ------       ------       ------
Total return<F6>                                                   75.18%     (10.40)%          30.12%       18.91%     (10.44)%
Ratios (to average net assets)/Supplemental data:
  Expenses                                                          2.50%        2.75%           2.81%        2.30%        2.40%<F3>
  Net investment loss                                             (1.98)%      (1.86)%         (1.91)%      (1.65)%      (1.50)%<F3>
Portfolio turnover                                                   112%          86%             95%          57%          81%
Net assets at end of period (000,000 omitted)                      $  145       $   73          $   82       $   61       $   50

<F1>For the period from the commencement of investment operations,  December 29,
    1986 to November 30, 1987
<F2>For the period from the date of issue of Class A shares,  September 13, 1993 to November 30, 1993.
<F3>Annualized.
<F4>Total  returns for Class A shares do not include  the sales  charge.  If the charge had been included, the results would have been lower.
<F5>Per  share  data  for the  periods  indicated  is based  on  average  shares outstanding.
<F6>The distributor did not impose a portion of its Class A distribution fee for the period indicated. If this fee had been incurred by the Fund, the ratios of expenses to average net assets and net investment loss to average net assets would have been 1.43% and 1.19%, respectively. The net investment loss per share would have been $0.22.
See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS
(1) Business and Organization MFS Emerging Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rate movements on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

Futures Contracts - The Fund may enter into financial futures contracts for the delayed delivery of stock index contracts at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in stock index futures contracts is designed to hedge against anticipated future changes in securities prices. The Fund may also invest in stock index futures contracts for non-hedging purposes, subject to applicable law. Should securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The loans are collateralized at all times by cash or securities with a market value at least equal to the market value of securities loaned. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or from all or a portion of the income from investment of the collateral. The Fund would also continue to earn income on the securities loaned. At November 30, 1994, the Fund had no securities on loan.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex- dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1994, $18,752,103 and $8,486,487 were reclassified to accumulated net investment loss and paid-in capital, respectively, from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for short-term capital gains and net investment losses. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A and Class B shares. The two classes of shares differ in their shareholder servicing agent, and distribution and service fees. Shareholders of each class also bear certain expenses that pertain only to that particular class. All shareholders bear the common expenses of the Fund pro rata, based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses, including distribution and shareholder servicing fees.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee, computed daily and paid monthly at an annual rate of 0.75% of average daily net assets, amounted to $8,805,097.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Financial Services, Inc. (FSI) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $14,758 for the year ended November 30, 1994.

Distributor - FSI, a wholly owned subsidiary of MFS, as distributor, received $231,114 as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate Distribution Plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A Distribution Plan provides that the Fund will pay FSI up to 0.35% of its average daily net assets attributable to Class A shares annually in order that FSI may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with FSI of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to FSI of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to FSI wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. FSI is waiving the 0.10% distribution fees (amounting to $435,336 for the year ended November 30, 1994) for an indefinite period. Fees incurred under the Distribution Plan during the year ended November 30, 1994 net of waiver were 0.25% of average daily net assets attributable to Class A shares on an annualized basis and amounted to $1,086,848, (of which FSI retained $192,412).

The Class B Distribution Plan provides that the Fund will pay FSI a monthly distribution fee, equal to 0.75% per annum, and a quarterly service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B. FSI will pay to each securities dealer that enters into a sales agreement with FSI all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. Fees incurred under the Distribution Plans during 1994 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis and amounted to $7,376,364 (of which FSI retained $5,532,131).

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a share redemption within twelve months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a share redemption within six years of purchase. FSI receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1994 were $923 and $1,027,718 for Class A shares and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earned $654,593 and $1,528,259 for Class A and Class B shares, respectively, for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases  and sales of  investments,  other  than U.S.  government  securities,
purchased   option   transactions   and   short-term   obligations,   aggregated
$600,049,751 and $453,718,735, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

  Aggregate cost                                            $899,863,359
                                                            ------------
  Gross unrealized appreciation                             $460,233,968
  Gross unrealized depreciation                             (126,938,687)
                                                            ------------
    Net unrealized appreciation                             $333,295,281
                                                            ------------

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                    1994                             1993<F1>
                                    --------------------------       ---------------------------

Year Ended November 30,                   Shares          Amount          Shares          Amount
------------------------------------------------------------------------------------------------
Shares sold                           26,143,949   $ 483,879,494       3,260,220    $ 56,874,786
Shares issued to shareholders in
 reinvestment of distributions           584,374      10,565,806          --              --
Shares issued in connection
 with the acquisition of
 MFS Emerging Growth Fund                 --              --          20,761,320     341,038,225
Shares reacquired                     22,607,024)   (420,205,407)     (3,053,035)    (53,163,957)
                                      ----------   -------------      ----------    ------------
  Net increase                         4,121,299   $  74,239,893      20,968,505    $344,749,054
                                      ----------   -------------      ----------    ------------
Class B Shares
                                    1994                             1993
                                    --------------------------       ---------------------------
Year Ended
November 30,                              Shares          Amount          Shares          Amount
------------------------------------------------------------------------------------------------
Shares sold                           24,347,440   $ 449,736,487      23,379,896    $366,336,549
Shares issued to shareholders in
 reinvestment of distributions           835,529      15,090,163         221,360       3,271,073
Shares reacquired                    (17,900,602)   (330,771,689)    (13,428,146)   (211,053,876)
                                     -----------   -------------      ----------   --------------
  Net increase                         7,282,367   $ 134,054,961      10,173,110   $ 158,553,746
                                     -----------   -------------      ----------   --------------

<F1>For the period from  commencement  of offering of Class A shares,  September
    13, 1993 to November 30, 1993.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS, or an affiliate of MFS, in an unsecured line of credit with a bank which permits borrowings up to $300 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1994 was $14,104.

(7)  Transactions in Securities of Affiliated  Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended November 30, 1994 is set forth below:

                                        Acquisitions             Dispositions                                Interest
                       Beginning  ------------------------  ----------------------      Ending    Realized        and
                       Share/Par   Share/Par                Share/Par                Share/Par        Gain   Dividend        Ending
Affiliate                 Amount      Amount          Cost     Amount         Cost      Amount       (Loss)    Income         Value
-----------------------------------------------------------------------------------------------------------------------------------
Applebee's
 International, Inc.     907,400     956,800   $ 6,658,467     --       $   --       1,864,200   $   --      $ 54,444  $ 27,963,000
Back Bay Restaurant
 Group, Inc.             185,100      --           --          --          --          185,100      --          --        1,712,175
CareLine, Inc.            --         748,700     5,403,371     20,000       85,000     728,700      57,500      --        4,554,375
CareLine, Inc.,
 8s, 2001                 --       1,500,000     5,233,371     --          --        1,500,000      --         66,000     1,140,000
Hometown Buffet,
 Inc.                     71,600     751,400    12,027,075     --          --          823,000      --          --        8,024,250
Hospitality
 Franchise System      1,210,000   1,220,000       250,600     --          --        2,430,000      --          --       59,535,000
Intergrated Health
 Services, Inc.          692,500     259,700     7,799,356     17,900      402,145     934,300     208,610      --       35,503,400
Marcam Corp.             651,800      --           --          55,000    1,501,175     596,800    (913,675)     --        5,968,000
Mid Atlantic Medical
 Services, Inc.        1,170,000   1,215,000       971,527     15,000      112,791   2,370,000     306,583      --       54,806,250
Mothers Work, Inc.       216,500      --           --           5,000       85,625     211,500       2,450      --        2,167,875
National Gaming
 Corp.                    --         243,000       --          --          --          243,000      --          --        4,070,250
Quantum Restaurant
 Group, Inc.             440,700     100,000     1,003,562     --          --          540,700      --          --        5,609,762
Showbiz Pizza Time,
 Inc.                    750,000      --           --          --          --          750,000      --          3,000     5,718,750
System Software
 Assoc.                1,559,600      --           --          20,000      194,643   1,539,600    (120,714)   187,152    22,324,200
Taco Cabana, Inc.        226,500     741,795     7,039,147     --          --          968,295      --          --        8,230,507
Transportation Corp.
 of America, "B"         923,355      --           --         230,839      --          692,516      --          --        6,855,908
                                               -----------              ----------               ---------   --------  ------------
                                               $41,153,105              $2,381,379               $(459,246)  $310,596  $254,183,702
                                               -----------              ----------               ---------   --------  ------------
(8) Restricted  Securities
The Fund may invest not more than 15% of its net assets in securities  which are subject to legal or contractual  restrictions  on resale.  At November 30, 1994, the Fund owned the following  restricted  securities  (constituting 1.62% of net assets) which may not be publicly sold without registration under the Securities
Act of 1933. The Fund does not have the right to demand that such  securities be registered.  The value of these securities is determined by valuations  supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

NOTES  TO  FINANCIAL  STATEMENTS - continued

                                        Date of
Description                             Acquisition          Share/Par Amount    Cost            Value
----------------------------------------------------------------------------------------------------------
Boomtown Inc.                           10/23/92 - 5/25/93           87,000      $1,054,000      $ 1,109,250
Call Net Enterprises, Inc., "B"         11/10/93                    125,000       1,051,600          612,967
CareLine, Inc., 8s, 2001                 9/27/94                  1,500,000       5,233,371        1,140,000
Copley Partners 1                       12/02/86                  3,000,000         799,924        1,015,176
Copley Partners 2                       12/02/86 - 8/09/91        3,000,000       2,289,864        2,653,230
Highland Capital Partners                6/28/88 - 6/28/93        7,500,000       2,334,979        5,645,175
PerSeptive BioSystems, Inc.             10/24/93                     16,078         426,067           99,482
Phar Mor, Inc.                          11/23/91 - 4/22/92          178,350       5,045,462          479,761
Takare PLC                               4/08/92 - 7/09/92           35,000         100,873          110,641
Transportation Corp. of America, "B"     3/16/87                    692,516       2,000,000        6,855,908
Turkiye Garanti Bankasi                 10/29/93                    160,000         593,800          400,000
                                                                                                 -----------
                                                                                                 $20,121,590
                                                                                                 -----------

(9) Acquisitions
At the close of business on September 10, 1993, the Fund acquired all of the assets and liabilities of MFS Emerging Growth Fund (MEG). The acquisition was accomplished by a tax-free exchange of 20,761,320 Class A shares of the Fund (valued at $341,038,225) for the 16,492,795 shares of MEG. MEG's net assets on that date ($341,038,225), including $87,662,825 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund and MEG immediately before the acquisition were $532,493,965 and $341,038,225, respectively. The aggregate net assets of the Fund after the acquisition were $873,532,190.

INDEPENDENT  AUDITORS'  REPORT
To the Trustees of MFS Series Trust II and  Shareholders  of MFS Emerging Growth
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Fund (one of the series constituting MFS Series Trust II) as of November 30, 1994, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended November 30, 1994 and November 30, 1993, and the financial highlights for each of the years in the eight-year period ended November 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1994 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Fund at November 30, 1994, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 3, 1995

                                                   PROSPECTUS
                                                   April 1, 1995
                                                   Class A Shares
of Beneficial
MFS(R) CAPITAL                                     Interest
GROWTH FUND                                        Class B Shares
of Beneficial
(A member of the MFS Family of Funds(R))           Interest
------------------------------------------------------------------
----

Page

----
1. Expense Summary
 ........................................................    2
2. The Fund
 ...............................................................
3
3. Condensed Financial Information
 ........................................    4
4. Investment Objective and Policies
 ......................................    4
5. Investment Techniques
 ..................................................    8
6. Management of the Fund
 .................................................   12
7. Information Concerning Shares of the Fund
 ..............................   13
      Purchases
 ...........................................................   13
      Exchanges
 ...........................................................   18
      Redemptions and Repurchases
 .........................................   19
      Distribution Plans
 ..................................................   21
      Distributions
 .......................................................   22
      Tax Status
 ..........................................................   22
      Net Asset Value
 .....................................................   23
      Description of Shares, Voting Rights and Liabilities
 ................   23
      Performance Information
 .............................................   23
8. Shareholder Services
 ...................................................   24
   Appendix A
 .............................................................   26
   Appendix B
 .............................................................   29


THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE
SECURITIES AND
EXCHANGE  COMMISSION OR ANY STATE  SECURITIES  COMMISSION NOR HAS
THE SECURITIES
AND  EXCHANGE  COMMISSION  OR ANY STATE  SECURITIES  COMMISSION
PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A
CRIMINAL OFFENSE.

MFS CAPITAL GROWTH FUND
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-
5000


The investment objective of MFS Capital Growth Fund (the "Fund") is to provide growth of capital. The Fund is a diversified series of MFS Series Trust II (the
"Trust"),  an open-end management  investment company.  THE FUND
IS INTENDED FOR
INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS
ENTAILED IN SEEKING
LONG-TERM GROWTH OF CAPITAL (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Purchases").
The Fund's investment adviser and distributor are Massachusetts Financial
Services  Company  ("MFS"  or the  "Adviser")  and MFS Fund
Distributors,  Inc.
("MFD"), respectively, both of which are located at 500 Boylston
Street, Boston,
Massachusetts 02116.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED
BY, ANY BANK AND THE SHARES ARE NOT  FEDERALLY  INSURED BY THE
FEDERAL  DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
AGENCY.


This Prospectus sets forth concisely the information concerning the Trust and
Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the
"SEC") a Statement of Additional Information, dated April 1, 1995, which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 25 for a further description of the information set forth in the Statement of Additional
Information. A copy of the Statement of Additional Information may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:

CLASS A         CLASS B

-------         -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund
Shares (as a
      percentage of offering price)
 ........................................         5.75%
0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage of original
      purchase price or redemption proceeds, as applicable)
 ................     See Below<F1>        4.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees
 ........................................................
0.75%            0.75%
    Rule 12b-1 Fees (after applicable fee reduction)
 .......................         0.00%<F2>        1.00%<F3>
    Other Expenses
 .........................................................
0.37%            0.43%

----             ----
    Total Operating Expenses (after applicable fee reduction)
 ..............         1.12%            2.18%

----------

<F1> Purchases of $1 million or more are not subject to an initial sales charge;
     however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases").
<F2> The  Fund has  adopted  a  Distribution  Plan  for its  Class
A  shares  in
     accordance  with Rule 12b-1 under the  Investment  Company
Act of 1940,  as
     amended (the "1940 Act"), which provides that it will pay distribution/
     service fees aggregating up to (but not necessarily all of)
0.35% per annum
     of the average daily net assets attributable to the Class A shares. After a substantial period of time, distribution expenses paid under this Plan, together with the initial sales charge, may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. Class A Rule 12b-1 fees will become payable by the
     Fund when the Fund's net assets attributable to Class A shares first equal or exceed $40,000,000, at which time the Fund's distributor intends to waive  payment of 0.10% payable  under the Class A
Distribution  Plan (see
     "Distribution Plans").

<F3> The  Fund  has  adopted  a  Distribution  Plan  for its
Class B  shares  in
    accordance  with Rule 12b-1 under the 1940 Act,  which
provides that it will
    pay  distribution/service  fees  aggregating  up to 1.00%  per annum of the
    average  daily  net  assets   attributable   to  the  Class  B
shares  (see
    "Distribution Plans"). After a substantial period of time, distribution expenses paid under this Plan, together with any CDSC, may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

                             EXAMPLE OF EXPENSES
                               ---------------
An  investor  would pay the  following  dollar  amounts of
expenses on a $1,000
investment in the Fund,  assuming (a) 5% annual return and (b)
redemption at the
end of each of the time periods indicated (unless otherwise
noted):
  PERIOD                               CLASS A
CLASS B
  ------                               -------      --------------
--------------

(1)

   1 year .........................     $ 68             $ 62
$ 22
   3 years ........................       91               98
68
   5 years ........................      116              137
117
  10 years ........................      186              224(2)
224(2)

----------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases --
"Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees --
"Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees --
"Distribution Plans".

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF
PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE
GREATER OR LESS
THAN THOSE SHOWN.

2.  THE FUND


The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The
Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of four series of shares, each of which represents a portfolio with separate investment policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Two classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge (or a CDSC) in the case of certain purchases of $1 million or more) and subject to a
Distribution Plan, providing for a distribution fee and a service fee. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC and a Distribution Plan providing for a distribution fee and a service fee which are greater than the Class A distribution fee and service fee.
Class B shares will convert to Class A shares approximately eight years after purchase.

The Trust's Board of Trustees provides broad supervision over the affairs of the
Fund. MFS, a Delaware corporation, is the Fund's investment adviser. The Adviser is responsible for the management of the Fund's assets and the officers of the
Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar.
The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the Statement of Additional
Information  in
reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing.

                                                  FINANCIAL
HIGHLIGHTS
                                               Class A and Class B
shares
------------------------------------------------------------------
-----------------------------------------------------------------
YEAR ENDED NOVEMBER 30,       1994    1993<F1>   1994       1993
1992       1991       1990     1989       1988      1987<F2>
------------------------------------------------------------------
-----------------------------------------------------------------
                           CLASS A             CLASS B
------------------------------------------------------------------
-----------------------------------------------------------------
PER SHARE DATA (FOR A
 SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD):
Net asset value --
 beginning of period .....  $14.75   $14.58     $14.72     $14.83
$13.27     $11.29     $12.05    $ 9.38     $ 7.59   $ 7.50
                            ------   ------     ------     ------
------     ------     ------    ------     ------   ------
Income from investment
 operations --<F4>
 Net investment income ...  $ 0.21   $ 0.03     $ 0.04     $ 0.03
$ 0.02     $ 0.10     $ 0.18    $ 0.17     $ 0.12   $ 0.04
 Net realized and
  unrealized gain (loss)
  on investments .........   (0.25)    0.14      (0.23)      0.50
2.61       2.15      (0.75)     2.63       1.76     0.06
                            ------   ------     ------     ------
------     ------     ------    ------     ------   ------
   Total from investment
    operations ...........  $(0.04)  $ 0.17     $(0.19)    $ 0.53
$ 2.63     $ 2.25     $(0.57)   $ 2.80     $ 1.88   $ 0.10
                            ------   ------     ------     ------
------     ------     ------    ------     ------   ------
Less distributions
 declared to shareholders --
 From net investment
  income .................  $(0.06)  $  --      $ 0.00<F6> $(0.02)
$  --      $(0.14)    $(0.19)   $(0.13)    $(0.09)  $(0.01)
 From net realized gain on
  investments ............   (1.16)     --       (1.16)     (0.62)
(1.07)     (0.13)       --        --         --       --
                            ------   ------     ------     ------
------     ------     ------    ------     ------   ------
  Total distributions
   declared to
   shareholders ..........  $(1.22)  $  --      $(1.16)    $(0.64)
$(1.07)    $(0.27)    $(0.19)   $(0.13)    $(0.09)  $(0.01)
                            ------   ------     ------     ------
------     ------     ------    ------     ------    -----
Net asset value -- end of
  period .................  $13.49   $14.75     $13.37     $14.72
$14.83     $13.27     $11.29    $12.05     $ 9.38   $ 7.59
                            ======   ======     ======     ======
======     ======     ======    ======     ======   ======
Total return<F5> ......... (0.47)%    5.01%<F3>(1.52)%      3.70%
20.61%     20.22%    (4.80)%    30.11%     24.79%    1.41%<F3>
RATIOS (TO AVERAGE NET
 ASSETS)/
 SUPPLEMENTAL DATA:
 Expenses ................   1.12%    0.91%<F3>  2.18%      2.15%
2.24%      2.28%      2.38%     2.46%      2.17%    2.26%<F3>
 Net investment income ...   1.59%    1.67%<F3>  0.32%      0.10%
0.18%      0.75%      1.56%     1.56%      1.34%    0.36%<F3>
PORTFOLIO TURNOVER .......     50%      70%        50%        70%
65%        86%        68%       58%         93     139%
NET ASSETS AT END OF
 PERIOD (000 OMITTED) ....  $2,608   $  196   $384,504   $454,089
$436,561   $317,375   $226,245  $202,861   $130,961  $88,471

----------
<F1> For the  period  from the  commencement  of  offering  of
Class A  shares,
     September 7, 1993 to November 30, 1993.
<F2> For the period from  commencement  of investment  operations,
December 29,
     1986, to November 30, 1987.
<F3> Annualized.
<F4> Per share data for the periods subsequent to November 30,
1992 are based on
     average shares outstanding.
<F5> Total  returns  for  Class A shares do not  include  the applicable  sales
     charge. If the charge had been included, the results would have been lower.
<F6> The per share distribution from net investment income on
Class B shares was
     $0.00312 per share.


4.  INVESTMENT OBJECTIVE AND POLICIES
The Fund seeks to provide growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

In seeking to achieve its investment objective, the Fund maintains a flexible approach toward types of companies as well as types of securities, depending upon the economic environment and the relative attractiveness of the various securities markets. Generally, emphasis is placed upon companies believed to possess above-average growth opportunities rather than on companies with more mature growth trends. However, mature companies are included when, in the judgment of the Adviser, the relative evaluation of such companies appears to provide opportunities for appreciation, or when mature companies are expected to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand, or basic changes in the economic environment.


While the policy of the Fund is to invest primarily in common stocks, it may seek appreciation in other types of securities such as fixed income securities
(which may be unrated), convertible bonds, convertible preferred stocks and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. It is contemplated that the Fund's non-convertible long-term debt investments will consist primarily of "investment grade" securities (rated at least Baa by
Moody's Investors  Service Inc.  ("Moody's") or BBB by Standard &
Poor's Ratings
Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) and that the convertible debt investments will consist primarily of securities rated at least
Ba by Moody's or BB by S&P or Fitch. Securities rated BBB by S&P or Fitch or Baa by Moody's are considered to have speculative characteristics. Securities rated
BB by S&P or Fitch or Ba by Moody's are considered speculative and are commonly known as "junk bonds." (See "Additional Information as to Investment Objective and Policies -- Risk Factors Regarding Lower Rated Securities" below for a further description of the risks associated with investing in these securities.)
For a description of these ratings, see Appendix A to this Prospectus.

The Fund may also invest up to 25% (and expects generally to invest between 1% to 15%) of its total assets in foreign securities (not including American
Depositary Receipts ("ADRs")), which are not traded on U.S. exchanges. The Fund may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency rates, as well as options on foreign currencies (see
"Investment Techniques -- Forward Contracts on Foreign Currency" and "-- Options on Foreign Currencies" below). The Fund may also hold foreign currency (see
"Additional Risk Factors" below).

The Fund may invest in ADRs which are certificates issued by a U.S. depository
(usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as exchange rates and more limited information about foreign issuers (see "Additional Risk Factors" below).


The Fund may  invest  in  corporate  asset-backed  securities
(see  "Investment
Techniques -- Corporate Asset-Backed Securities" below). The Fund may write covered call and put options and purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes
(see "Investment Techniques -- Options" below). The Fund may also purchase and sell stock index futures contracts and may write and purchase options thereon for hedging purposes and for non-hedging purposes, subject to applicable law
(see  "Investment  Techniques  --  Futures  Contracts  and
Options  on  Futures
Contracts" below). In addition, the Fund may purchase portfolio securities on a
"when-issued" or on a "forward  delivery" basis (see  "Investment
Techniques --
When-Issued Securities" below). The Fund may also invest a portion of its assets in "loan participations" (see "Investment Techniques -- Loan Participations" below).

There is no formula as to the percentage of assets that may be invested in any one type of security. Cash, short-term obligations, repurchase agreements or other forms of debt securities are held to provide a reserve for future purchases of common stock or other securities. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

ADDITIONAL INFORMATION AS TO INVESTMENT OBJECTIVE AND POLICIES FIXED INCOME SECURITIES -- When and if available, the Fund may purchase fixed income securities at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.


RISK  FACTORS  REGARDING  LOWER  RATED  SECURITIES  -- The Fund
may  invest to a
limited  extent in  lower-rated  fixed income  securities or comparable  unrated
securities.  Investments in lower-rated fixed income securities, while generally
providing  greater income and  opportunity  for gain than
investments in higher
rated securities, usually entail greater risk of principal and income (including
the possibility of default or bankruptcy of the issuers of such securities), and
involve  greater  volatility  of price  (especially  during
periods of economic
uncertainty or change) than  investments in higher rated
securities and because
yields may vary over time, no specified level of income can ever be assured.  In
particular, securities rated lower than Baa by Moody's or BBB by
S&P or Fitch or
comparable  unrated  securities  (commonly known as "junk bonds")
are considered
speculative.  These lower rated high yielding fixed income
securities  generally
tend to  reflect  economic  changes  (and  the  outlook  for economic  growth),
short-term  corporate and industry  developments and the market's perception of
their credit quality (especially during times of adverse
publicity) to a greater
extent than higher rated securities which react primarily to fluctuations in the
general  level of interest  rates  (although  these  lower  rated fixed  income
securities  are also  affected  by  changes  in  interest  rates).
In the past,
economic  downturns  or  an  increase  in  interest  rates  have under  certain
circumstances  caused a higher  incidence  of  default  by the issuers of these
securities  and  may do so in the  future,  especially  in the case  of  highly
leveraged issuers. During certain periods, the higher yields on the Fund's lower
rated high yielding fixed income  securities  are paid primarily because of the
increased risk of loss of principal and income, arising from such factors as the
heightened  possibility  of  default  or  bankruptcy  of  the issuers  of  such
securities.  Due to the fixed income payments of these securities, the Fund may
continue  to earn the same level of  interest  income  while its net asset value
declines  due to  portfolio  losses,  which  could  result in an increase in the
Fund's  yield  despite  the  actual  loss of  principal.  The prices  for these
securities  may be affected by  legislative  and  regulatory developments.  For
example,  federal  rules  require that savings and loan
associations  gradually
reduce their holdings of high-yield  securities.  An effect of such  legislation
may be to depress  the prices of  outstanding  lower rated high yielding  fixed
income  securities.  Changes  in the  value of  securities
subsequent  to their
acquisition  will not affect  cash  income or yield to  maturity to the Fund but
will be reflected  in the net asset value of shares of the Fund.
The market for
these lower rated fixed income securities may be less liquid than the market for
investment grade fixed income  securities.  Furthermore,  the liquidity of these
lower  rated  securities  may be affected by the  market's
perception  of their
credit quality.  Therefore,  the Adviser's  judgment may at times play a greater
role in valuing  these  securities  than in the case of
investment  grade fixed
income  securities,  and it also may be more  difficult  during times of certain
adverse  market  conditions  to sell these lower rated  securities at their fair
value to meet  redemption  requests or to respond to changes in the  market.  No
minimum  rating  standard is required by the Fund,  although it is contemplated
that  the  Fund's  non-convertible   long-term  debt  investments
will  consist
primarily of "investment grade" securities (rated at least Baa by Moody's or BBB by S&P or Fitch) (see "Investment Objective and Policies" above). To the extent the Fund invests in these lower rated fixed income securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality bonds. While the
Adviser may refer to ratings issued by established credit rating agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality.

The Fund may also invest in fixed income  securities rated Baa by
Moody's or BBB
by S&P or Fitch and  comparable  unrated  securities.  These securities,  while
normally  exhibiting  adequate  protection  parameters,   may
have  speculative
characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.


ADDITIONAL RISK FACTORS -- The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders.

In addition, the use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies
(see "Investment
Techniques" below) may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

Investing in foreign  securities  or on foreign  exchanges may present a greater
degree of risk than investing in domestic  issuers.  These risks include changes
in currency rates,  exchange control regulations,  governmental administration,
economic or monetary policy (in this country or abroad),  war or expropriation.
In  particular,  the dollar value of portfolio  securities  of
non-U.S.  issuers
fluctuates  with  changes  in market  and  economic  conditions abroad and with
changes in relative  currency values (when the value of the dollar increases as
compared  to a  foreign  currency,  the  dollar  value of a
foreign-denominated
security  decreases,  and vice versa).  Costs may be incurred in connection with
conversions between various currencies.  Special considerations may also include
more  limited  information  about  foreign  issuers,   higher
brokerage  costs,
different accounting  standards and thinner trading markets.
Foreign securities
markets may also be less liquid,  more  volatile and less subject to  government
supervision than in the United States. Investments in foreign countries could be
affected  by  other  factors  including   confiscatory  taxation
and  potential
difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of the Fund may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.
In that event, the Fund may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.


In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the
Fund is unable to close out a Forward Contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies underlying options or Forward Contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position.
Such losses could reduce any profits or increase any losses sustained by the
Fund from the sale or redemption of securities, and could reduce the dollar value of interest of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or Forward
Contracts, as well as its hedging strategies.


See the Statement of Additional Information for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.

Given the above average investment risk inherent in the Fund, investment in shares of the Fund should not be considered a complete investment program and may not be appropriate for all investors.


SHORT-TERM INVESTMENTS FOR DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of
$1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See Appendix B to this Prospectus for a description of U.S. Government obligations and certain short-term investments.

5.  INVESTMENT TECHNIQUES
LENDING OF SECURITIES -- The Fund may make loans of its portfolio securities.
Such loans will usually be made only to member banks of the Federal Reserve
System and member firms (and subsidiaries thereof) of the New York Stock
Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest
(through investment of cash collateral) or a fee (if the collateral is U.S.
Government securities).

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements in order to earn additional income on available cash or as a temporary defensive measure.
Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline).
As discussed in the Statement of Additional Information, the Fund has adopted certain procedures which are intended to minimize any such risk.

RESTRICTED SECURITIES -- The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act")
("restricted securities"), including those that can be offered and sold to
"qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific 144A security, whether such security is illiquid and thus subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments, or liquid and thus not subject to such limitation. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and is ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these 144A securities.
Subject to the Fund's 15% limitation on investments in illiquid investments, the
Fund may also invest in restricted securities that may not be sold under Rule
144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

WHEN-ISSUED  SECURITIES -- In order to help ensure the
availability of suitable
securities  for its  portfolio,  the Fund may  purchase
securities  on a "when-
issued" or on a "forward  delivery" basis, which means that the obligations will
be delivered to the Fund at a future date usually  beyond
customary  settlement
time.  It is  expected  that,  under  normal  circumstances,  the
Fund will take
delivery  of  such  securities.  In  general,  the  Fund  does not  pay for the
securities until received and does not start earning interest on the obligations
until  the  contractual   settlement  date.  While  awaiting
delivery  of  the
obligations purchased on such bases, the Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase "when-issued" securities. See the Statement of Additional Information.

CORPORATE ASSET-BACKED SECURITIES -- The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties.
Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the Statement of Additional
Information for further information on these securities.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS -- The Fund may invest a portion of its assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.


The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the
Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the Statement of Additional Information.


TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS -- The Fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income.
The types of instruments to be purchased and sold by the Fund are described in the Statement of Additional Information, which should be read in conjunction with the following section. In addition, the Statement of Additional Information contains a further discussion of the nature of the transactions which may be entered into and the risks associated therewith.


OPTIONS
OPTIONS ON SECURITIES -- The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as
"straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options.
These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the
Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
FUTURES CONTRACTS -- The Fund may enter into stock index futures contracts.
(Unless otherwise specified, futures contracts on indices are referred to as
"Futures Contracts.") The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the
Fund's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of
Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS -- The Fund may purchase and write options on stock index futures contracts. (Unless otherwise specified, options on stock index futures contracts are referred to as "Options on Futures Contracts.") Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired.
Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Fund than the purchase or sale of the underlying Futures
Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.


FORWARD  CONTRACTS ON FOREIGN  CURRENCY -- The Fund may enter into contracts for
the  purchase or sale of a specific  currency at a future date at a price set at
the time of the  contract  (a  "Forward  Contract").  The Fund will  enter  into
Forward Contracts for hedging and non-hedging purposes,  including transactions
entered into for the purpose of profiting  from  anticipated changes in foreign
currency  exchange  rates.  Transactions in Forward  Contracts entered into for
hedging  purposes may include forward  purchases or sales of foreign  currencies
for the purpose of protecting  the dollar value of securities denominated  in a
foreign currency or protecting the dollar equivalent of interest or dividends to
be paid on such securities.  The Fund may also enter into Forward
Contracts for
"cross hedging"  purposes (e.g.,  the purchase or sale of a
Forward  Contract on
one type of currency as a hedge against  adverse  fluctuations in the value of a
second type of currency). By entering into such transactions, however, the Fund
may be  required  to forego the  benefits  of  advantageous
changes in exchange
rates. The Fund may also enter into  transactions in Forward
Contracts for other
than hedging purposes.  For example, if the Adviser believes that the value of a
particular  foreign currency will increase or decrease  relative to the value of
the U.S.  dollar,  the Fund may  purchase or sell such  currency, respectively,
through a Forward Contract. If the expected changes in the value of the currency
occur, the Fund will realize profits which will increase its gross income.  Such
transactions,   however,  may  be  considered   speculative  and
could  involve
significant risk of loss, as set forth below. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such
Contracts.


Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.


OPTIONS ON FOREIGN CURRENCIES -- The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

RISKS OF TRANSACTIONS  IN OPTIONS,  FUTURES  CONTRACTS AND FORWARD
CONTRACTS --
 Although the Fund will enter into certain transactions in Futures
Contracts,
Options  on  Futures  Contracts,  Forward  Contracts  and  options for  hedging
purposes,  such  transactions do involve certain risks.  For example,  a lack of
correlation  between  the index or  instrument  underlying  an option,  Futures
Contract or Forward Contract and the assets being hedged, or unexpected  adverse
price movements, could render the Fund's hedging strategy
unsuccessful and could
result in losses.  "Cross hedging"  transactions may involve greater correlation
risks.  In addition,  there can be no assurance that a liquid secondary  market
will exist for any contract  purchased or sold,  and the Fund may be required to
maintain a position until exercise or expiration,  which could result in losses.
As noted, the Fund may also enter into transactions in such
instruments  (except
for options on foreign  currencies) for other than hedging
purposes  (subject to
applicable law), including speculative transactions, which involve greater risk.
In entering into such transactions, the Fund may experience losses which are not
offset by gains on other portfolio positions, thereby reducing its gross income.
In addition,  the markets for such  instruments  may be extremely volatile from
time to time,  as discussed in the Statement of  Additional
Information,  which
could   increase  the  risks   incurred  by  the  Fund  in
entering  into  such
transactions.


Transactions in options may be entered into on U.S. exchanges regulated by the
SEC, in the over-the-counter market and on foreign exchanges, while Forward
Contracts may be entered into only in the over-the-counter market. Futures
Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. The securities underlying options and Futures Contracts traded by the Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S.
markets.

Transactions in options,  Futures  Contracts,  Options on Futures
Contracts and
Forward Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.
For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the Futures transaction will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts, Options on Futures
Contracts and Forward Contracts entered into by the Fund are set forth in greater detail in the Statement of Additional Information, which should be reviewed in conjunction with the foregoing discussion.


PORTFOLIO TRADING
The Fund intends to manage its portfolio by buying and selling securities to help attain its investment objective. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective (see "Portfolio Transactions and
Brokerage Commissions" in the Statement of Additional
Information).

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair
Practice of the National  Association of Securities  Dealers,
Inc. (the "NASD")
and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD, the
Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the Statement of Additional Information.

                             --------------------


The policies  described  above are not  fundamental  and may be changed  without
shareholder approval,  as may the Fund's investment  objective.  A change in the
Fund's  investment  objective  may  result  in the  Fund  having an  investment
objective  different  from  the  objective  which  the
shareholder   considered
appropriate at the time of investment in the Fund.

The  Statement  of  Additional   Information  includes  a
discussion  of  other
investment  policies  and a listing of specific  investment
restrictions  which
govern the Fund's  investment  policies.  The specific  investment restrictions
listed in the Statement of  Additional  Information  may not be
changed  without
shareholder  approval  (see  "Investment   Restrictions"  in  the
Statement  of
Additional Information). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


6.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisery
Agreement dated September 1, 1993 (the "Advisery Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Kevin R. Parke, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since 1988. Mr. Parke has been employed by the Adviser since 1985. Subject to such policies as the
Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.75% of the Fund's average daily net assets for its then-current fiscal year.

For the Fund's fiscal year ended November 30, 1994, MFS received management fees under the Fund's Advisery Agreement of $3,217,779.

MFS also  serves as  investment  adviser  to each of the other funds in the MFS
Family of Funds (the "MFS  Funds") and to MFS(R)  Municipal
Income  Trust,  MFS
Multimarket  Income Trust, MFS Government Markets Income Trust,
MFS Intermediate
Income  Trust,   MFS  Charter  Income  Trust,   MFS  Special
Value  Trust,  MFS
Institutional  Trust,  MFS Union Standard Trust,  MFS Variable
Insurance Trust,
MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of Compass-2 and Compass-3 combination fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management,
Inc., provide investment advice to substantial private clients.

MFS is  America's  oldest  mutual  fund  organization.  MFS and its  predecessor
organizations  have a  history  of money  management  dating  from
1924 and the
founding of the first mutual fund in the United States,
Massachusetts Investors
Trust.   Net  assets  under  the  management  of  the  MFS
organization   were
approximately $34.5 billion on behalf of approximately 1.6 million investor accounts as of February 28, 1995. As of such date, the MFS organization managed approximately $11.5 billion of assets invested in equity securities and approximately $19.5 billion of assets invested in fixed income securities.
Approximately $3.1 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S.
issuers. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun
Life"). The Directors of MFS are A. Keith Brodkin,  Jeffrey L.
Shames, Arnold D.
Scott,  John D. McNeil and John R. Gardner.  Mr.  Brodkin is the
Chairman,  Mr.
Shames is the President and Mr. Scott is the Secretary and a Senior Executive
Vice  President  of  MFS.  Messrs.  McNeil  and  Gardner  are the
Chairman  and
President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman of MFS, is the Chairman and
President of the
Trust. W. Thomas London, Stephen E. Cavan, James R. Bordewick,
Jr., Leslie J.
Nanberg and James O. Yost, all of whom are officers of MFS, are officers of the Trust.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS
Funds.

SHAREHOLDER  SERVICING  AGENT -- MFS  Service  Center,  Inc.  (the
"Shareholder
Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

7.  INFORMATION CONCERNING SHARES OF THE FUND
PURCHASES
Shares of the Fund may be purchased at the public offering price through any securities dealer, certain banks and other financial institutions having selling agreements with MFD. Non-securities dealer financial institutions will receive transaction fees that are the same as commission fees to dealers. Securities dealers and other financial institutions may also charge their customers fees relating to investments in the Fund.


The Fund offers two classes of shares which bear sales charges and distribution fees in different forms and amounts:


CLASS A SHARES: Class A shares are offered at net asset value plus an initial sales charge (or CDSC in the case of certain purchases of $1 million or more) as follows:

------------------------------------------------------------------
--------------------------------------------------------------

SALES CHARGE<F1> AS

PERCENTAGE OF:
                                                            ------
----------------------------------------      DEALER ALLOWANCE

NET AMOUNT             AS A PERCENTAGE
     AMOUNT OF PURCHASE
OFFERING PRICE              INVESTED             OF OFFERING PRICE
Less than $50,000 ........................................
5.75%                    6.10%                    5.00%
$50,000 but less than $100,000 ...........................
4.75                     4.99                     4.00
$100,000 but less than $250,000 ..........................
4.00                     4.17                     3.20
$250,000 but less than $500,000 ..........................
2.95                     3.04                     2.25
$500,000 but less than $1,000,000 ........................
2.20                     2.25                     1.70
$1,000,000 or more .......................................
None<F2>                 None<F2>               See Below<F2>

----------
<F1> Because of rounding in the  calculation  of offering  price, actual sales charges may be more or less than those calculated using the percentages above.

<F2> A CDSC may apply in certain circumstances. MFD will pay a commission on purchases of $1 million or more.

No sales charge is payable at the time of purchase of Class A shares on investments of $1 million or more. However, a CDSC may be imposed on such investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares.

In determining whether a CDSC on such Class A shares is payable, and, if so, the
amount of the charge,  it is assumed that shares not subject to the CDSC are the
first redeemed followed by other shares held for the longest period of time. All
investments  made during a calendar  month,  regardless of when during the month
the  investment  occurred,  will age one  month on the last day of the month and
each subsequent month. Except as noted below, the CDSC on Class A shares will be
waived in the case of: (i)  exchanges  (except  that if the shares acquired  by
exchange were then redeemed within 12 months of the initial
purchase (other than
in connection  with subsequent  exchanges to other MFS Funds), the charge would
not be waived);  (ii)  distributions  to  participants  from a retirement  plan
qualified under section 401(a) of the Internal  Revenue Code of
1986, as amended
(the "Code") (a "Retirement  Plan") due to: (a) a loan from the plan (repayments
of loans,  however,  will  constitute  new sales for purposes of assessing  the
CDSC); (b) "financial  hardship" of the participant in the plan, as that term is
defined in Treasury  Regulation  Section 1.401(k)-1 (d)(2), as
amended from time
to time; or (c) the death of a participant in such a plan;  (iii)
distributions
from a 403(b) plan or an Individual  Retirement  Account ("IRA"), due to death,
disability,  or  attainment  of age 59 1/2;  (iv)  tax-free
returns  of  excess
contributions  to an IRA; (v)  distributions  by other employee benefit plans to
pay  benefits;  and (vi) certain  involuntary  redemptions  and redemptions  in
connection with certain automatic  withdrawals from a qualified retirement plan.
The CDSC on Class A shares will not be waived,  however,  if the
Retirement Plan
withdraws  from the Fund,  except that if the  Retirement  Plan has invested its
assets  in Class A shares of one or more of the MFS Funds for more than 10 years
from the later to occur of (i) January 1, 1993 or (ii) the date such  Retirement
Plan first invests its assets in Class A shares of one or more of the MFS Funds,
the CDSC on Class A shares will be waived in the case of a
redemption  of all of
the Retirement  Plan's shares  (including  shares of any other class) in all MFS
Funds (i.e., all the assets of the Retirement Plan invested in the
MFS Funds are
withdrawn),  unless  immediately  prior to the redemption,  the aggregate amount
invested by the  Retirement  Plan in Class A shares of the MFS
Funds  (excluding
the reinvestment of distributions)  during the prior four year period equals 50%
or more of the total value of the Retirement  Plan's assets in the
MFS Funds, in
which  case the  CDSC  will not be  waived.  The CDSC on Class A shares  will be
waived upon  redemption by a Retirement  Plan where the redemption proceeds are
used to pay expenses of the Retirement Plan or certain  expenses of participants
under the Retirement Plan (e.g.,  participant  account fees), provided that the
Retirement  Plan's sponsor  subscribes to the MFS  Fundamental
401(k) Plansm or
another similar recordkeeping system made available by the
Shareholder Servicing
Agent.  The  CDSC on  Class A  shares  will  be  waived  upon  the transfer  of
registration  from shares held by a  Retirement  Plan  through a single  account
maintained by the Shareholder Servicing Agent to multiple Class A share accounts
maintained  by  the   Shareholder   Servicing  Agent  on  behalf
of  individual
participants in the Retirement Plan, provided that the Retirement Plan's sponsor subscribes to the MFS Fundamental 401(k) Plansm or another similar recordkeeping system made available by the Shareholder Servicing Agent. Any applicable CDSC will be deferred upon an exchange of Class A shares of the Fund for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the
"Units"), and the CDSC will be deducted from the redemption proceeds when such
Units are subsequently redeemed (assuming the CDSC is then payable). No CDSC will be assessed upon an exchange of Units for Class A shares of the Fund. For purposes of calculating the CDSC payable upon redemption of Class A shares of the Fund or Units acquired pursuant to one or more exchanges, the period during which the Units are held will be aggregated with the period during which the
Class A shares are held. MFD shall receive all CDSCs.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately
3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain MFS Funds and other funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of
Accumulation, Letter of Intent and Group Purchases privileges by which the sales charge may be reduced is set forth in the Statement of Additional Information.
In addition, MFD, on behalf of the Fund and pursuant to the Fund's Class A
Distribution Plan, will pay a commission to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales up to
$5 million, plus 0.25% on the amount in excess of $5 million. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commissions to be paid during that period with respect to such account.

Class A shares of the Fund may be sold at their net asset value to the  officers
of the  Trust,  to any of the  subsidiary  companies  of Sun Life, to  eligible
Directors,  officers, employees (including retired employees) and agents of MFS,
Sun  Life  or  any  of  their  subsidiary  companies,  to  any trust,  pension,
profit-sharing  or any other benefit plan for such persons,  to any trustees and
retired  trustees of any investment  company for which MFD serves as distributor
or principal underwriter,  and to certain family members of such individuals and
their spouses,  provided the shares will not be resold except to the Fund. Class
A shares of the Fund may be sold at net asset  value to any
employee,  partner,
officer  or  trustee of any  sub-advisor  to any MFS Fund and to certain  family
members  of such  individuals  and  their  spouses,  or to any trust,  pension,
profit-sharing or other retirement plan for the sole benefit of such employee or
representative,  provided  such  shares  will not be resold
except to the Fund.
Class A shares  of the Fund may  also be sold at their  net  asset value to any
employee  or  registered   representative  of  any  dealer  or
other  financial
institution which has a sales agreement with MFD or its affiliate, to certain family members of such employees or representatives and their spouses, or to any trust, pension, profit-sharing or other retirement plan for the sole benefit of such employee or representative, as well as to clients of the MFS Asset
Management, Inc. Class A shares may be sold at net asset value, subject to appropriate documentation, through a dealer where the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed); (ii) such redemption has occurred no more than 90 days prior to the purchase of Class A shares of the Fund; and (iii) the Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to sell Class A shares at net asset value or provide any other incentive with respect to such redemption and sale. In addition, Class A shares may be sold at their net asset value in connection with the acquisition or liquidation of the assets of other investment companies or personal holding companies. Insurance company separate accounts may purchase Class A shares of the Fund at their net asset value. Class A shares of the Fund may be purchased at net asset value by retirement plans whose party administrators have entered into an administrative services agreement with MFD or one or more of its affiliates to perform certain administrative services, subject to certain operational requirements specified from time to time by MFD or one or more of its affiliates. Class A shares of the Fund may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with MFD which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares of the Fund may be purchased at net asset value by certain retirement plans subject to the Employee Retirement Income
Security Act of 1974,
as amended, subject to the following:

    (i) the sponsoring organization must demonstrate to the satisfaction of MFD that either (a) the employer has at least 25 employees or (b) the aggregate purchases by the retirement  plan of Class A shares of the MFS
Funds will be
    in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (ii) a CDSC of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases.

Dealers who initiate and are  responsible for purchases of Class A shares of the
Fund in this manner will be paid a commission by MFD, as follows:
1.00% on sales
up to $5 million,  plus 0.25% on the amount in excess of $5
million;  provided,
however,  that MFD may pay a  commission,  on sales in excess of
$5  million  to
certain   retirement  plans,  of  1.00%  to  certain  dealers
which,  at  MFD's
invitation, enter into an agreement with MFD in which the dealer agrees to return any commission paid to it on the sale (or on a pro rata portion thereof) if the shareholder redeems his or her shares within a period of time after purchase as specified by MFD. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commissions to be paid during that period with respect to such account.

Class A shares of the Fund may be purchased at net asset value by retirement plans qualified under section 401(k) of the Code through certain broker-dealers and other financial institutions which have entered into an agreement with MFD which includes certain minimum size qualifications for such retirement plans and provides that the broker-dealers or other financial institution will perform certain administrative services with respect to the plan's account. Class A shares of the Fund may be sold at net asset value through the automatic reinvestment of Class A and Class B distributions which constitute required withdrawals from qualified retirement plans. Furthermore, Class A shares of the
Fund may be sold at net asset value through the automatic reinvestment of distributions of dividends and capital gains of other MFS Funds pursuant to the
Distribution Investment Program (see "Shareholder Services" in the Statement of
Additional Information).


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:

                       YEAR OF
CONTINGENT
                      REDEMPTION                        DEFERRED
SALES
                    AFTER PURCHASE                          CHARGE
                    --------------                      ----------
----
  First .............................................          4%
  Second ............................................          4%
  Third .............................................          3%
  Fourth ............................................          3%
  Fifth .............................................          2%
  Sixth .............................................          1%
  Seventh and following .............................          0%
----------

For Class B shares  purchased  prior to January 1, 1993, the Fund imposes a CDSC
as  a  percentage  of  original  purchase  price  or  redemption
proceeds,   as
applicable:


                       YEAR OF
CONTINGENT
                      REDEMPTION                        DEFERRED
SALES
                    AFTER PURCHASE                          CHARGE
                    --------------                      ----------
----
  First .............................................          6%
  Second ............................................          5%
  Third .............................................          4%
  Fourth ............................................          3%
  Fifth .............................................          2%
  Sixth .............................................          1%
  Seventh and following .............................          0%

No CDSC is paid upon an exchange of shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. See "Redemptions and Repurchases --
Contingent Deferred Sales Charge" for further discussion of the CDSC.


The CDSC on Class B shares will be waived upon the death or disability (as defined in section 72(m)(7) of the Code) of any investor, provided the account is registered (i) in the case of a deceased individual, solely in the deceased individual's name, (ii) in the case of a disabled individual, solely or jointly in the disabled individual's name or (iii) in the name of a living trust for the benefit of the deceased or disabled individual. The CDSC on Class B shares will also be waived in the case of redemptions of shares of the Fund pursuant to a systematic withdrawal plan. In addition, the CDSC on Class B shares will be waived in the case of distributions from an IRA, SAR-SEP or any other retirement plan qualified under sections 401(a) or 403(b) of the Code, due to death or disability, or in the case of required minimum distributions from any such retirement plan due to attainment of age 70 1/2. The CDSC on Class B shares will be waived in the case of distributions from a Retirement Plan due to (i) returns of excess contribution to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayments of loans, however, will constitute new sales for purposes of assessing the CDSC), (iv) "financial hardship" of the participant in the plan, as that term is defined in Treasury Regulation Section
1.401(k)1(d)(2), as amended from time to time, and (v) termination of employment of the participant in the plan (excluding, however, a partial or other termination of the plan). The CDSC on Class B shares will be waived in the case of distributions from a SAR-SEP due to (i) returns of excess contribution to the plan, (ii) retirement of a participant in the plan and (iii) termination of employment of the participant in the plan (excluding, however, a partial or other termination of the plan). The CDSC on Class B shares will also be waived upon redemption by (i) officers of the Fund, (ii) any of the subsidiary companies of Sun Life, (iii) eligible Directors, officers, employees (including retired and former employees) and agents of MFS, Sun Life or any of their subsidiary companies, (iv) any trust, pension, profit-sharing or any other benefit plan for such persons, (v) any trustees and retired trustees of any investment company for which MFD serves as distributor or principal underwriter, and (vi) certain family members of such individuals and their spouses, provided in each case that the shares will not be resold except to the Fund. The CDSC on
Class B shares will also be waived in the case of redemptions by any employee or registered representative of any dealer or other financial institution which has a sales agreement with MFD, by certain family members of any such employee or representative and their spouses, by any trust, pension, profit-sharing or other retirement plan for the sole benefit of such employee or representative and by clients of the MFS Asset Management, Inc. A Retirement Plan that has invested its assets in Class B shares of one or more of the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
(ii) the date the
Retirement Plan first invests its assets in Class B shares of one or more of the
MFS Funds will have the CDSC on Class B shares waived in the case of a redemption of all the Retirement Plan's shares (including shares of any other class) in all MFS Funds (i.e., all the assets of the Retirement Plan invested in the MFS Funds are withdrawn), except that if, immediately prior to the redemption, the aggregate amount invested by the Retirement Plan in Class B shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four year period equals 50% or more of the total value of the Retirement
Plan's assets in the MFS Funds, then the CDSC will not be waived. The CDSC on
Class B shares will be waived upon redemption by a Retirement Plan where the redemption proceeds are used to pay expenses of the Retirement Plan or certain expenses of participants under the Retirement Plan (e.g., participant account fees), provided that the Retirement Plan's sponsor subscribes to the MFS
Fundamental 401(k) Plansm or another similar recordkeeping system made available by the Shareholder Servicing Agent. The CDSC on Class B shares will be waived upon the transfer of registration from shares held by a Retirement Plan through a single account maintained by the Shareholder Servicing Agent to multiple Class
B share accounts, maintained by the Shareholder Servicing Agent on behalf of individual participants in the Retirement Plan, provided that the Retirement
Plan's sponsor subscribes to the MFS Fundamental 401(k) Plansm or another similar recordkeeping system made available by the Shareholder Servicing Agent.
The CDSC on Class B shares may also be waived in connection with the acquisition or liquidation of the assets of other investment companies or personal holding companies.

CONVERSION  OF  CLASS B  SHARES  --  Class B  shares  of the  Fund that  remain
outstanding for approximately  eight years will convert to Class A shares of the
Fund. Shares purchased through the reinvestment of distributions paid in respect
of Class B shares will be treated as Class B shares for  purposes of the payment
of the distribution  and service fees under the Distribution  Plan applicable to
Class B shares.  However,  for  purposes of  conversion  to Class
A shares,  all
shares in a shareholder's  account that were purchased  through the reinvestment
of dividends and distributions paid in respect of Class B shares
(and which have
not converted to Class A shares as provided in the following sentence)  will be
held  in  a  separate  sub-account.   Each  time  any  Class  B
shares  in  the
shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through such reinvestment. The conversion of
Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

GENERAL -- Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a
$50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.

For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.


A shareholder whose shares are held in the name of, or controlled by, an investment dealer, might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers).
The Fund or MFD may reject or restrict any purchases by a particular purchaser or group, for example, when such purchase is contrary to the best interests of the Fund's other shareholders or otherwise would disrupt the management of the
Fund.

MFD may enter into an agreement with shareholders who intend to make exchanges among certain classes of certain MFS Funds (as determined by MFD) which follow a timing pattern, and with individuals or entities acting on such shareholders' behalf (collectively, "market timers"), setting forth the terms, procedures and restrictions with respect to such exchanges. In the absence of such an agreement, it is the policy of the Fund and MFD to reject or restrict purchases by market timers if (i) more than two exchange purchases are effected in a timed account in the same calendar quarter or (ii) a purchase would result in shares being held in timed accounts by market timers representing more than (x) one percent of the Fund's net assets or (y) specified dollar amounts in the case of certain MFS Funds which may include the Fund and which may change from time to time. The Fund and MFD each reserve the right to request market timers to redeem their shares at net asset value, less any applicable CDSC, if either of these restrictions is violated.

Securities  dealers  and other  financial  institutions  may receive  different
compensation  with respect to sales of Class A and Class B shares.
From time to
time, MFD may pay dealers 100% of the applicable  sales charge on sales of Class
A shares of certain  specified  MFS Funds sold by such dealer during a specified
sales period.  In addition,  MFD or its  affiliates  may, from time to time, pay
dealers an  additional  commission  equal to 0.50% of the net asset value of all
the Class B shares of  certain  specified  Funds  sold by such dealer  during a
specified sales period. In addition,  from time to time MFD, at its expense, may
provide   additional   commissions,   compensation  or
promotional   incentives
("concessions") to dealers which sell shares of the Fund. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events.
In some instances, these concessions may be offered to dealers or only to certain dealers who have sold or may sell, during specified periods, certain minimum amounts of shares of the Fund. Other concessions may be offered to the extent not prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD").

The Glass-Steagall Act prohibits national banks from engaging in the business of
underwriting,  selling or  distributing  securities.  Although the scope of the
prohibition has not been clearly defined,  MFD believes that such
Act should not
preclude  banks from  entering  into agency  agreements  with MFD
(as  described
above).  If, however,  a bank were prohibited from so acting, the
Trustees would
consider  what  actions,  if any,  would be  necessary  to
continue  to provide
efficient  and  effective   shareholder   services.  It  is  not
expected  that
shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein, and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale) at net asset value.
Shares of one class
may not be exchanged for shares of any other class. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record); and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental
401(k) Plan or another similar 401(k) recordkeeping system made available by the
Shareholder  Servicing Agent) or all the shares in the account.
If the Exchange
Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone see "Redemptions By Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers. Special procedures privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement (see "Purchases").

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the amount in his account on any date on which the Fund is open for business by redeeming shares at their net asset value or by selling such shares to the Fund through a dealer (a repurchase). Since the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks); payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. Payment of redemption proceeds may be delayed for up to seven days from the redemption date if the Fund determines that such a delay would be in the best interest of all its shareholders.

A. REDEMPTION BY MAIL -- Each shareholder has the right to redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder
Servicing Agent (see back cover for address) a stock power with a written request for redemption or a letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" may require the furnishing of additional documents.
The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the
Exchange is restricted or to the extent otherwise permitted by the 1940 Act, if an emergency exists (see "Tax Status").

B. REDEMPTION BY TELEPHONE -- Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-
2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a commercial bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee". The proceeds of such a redemption, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge. As a special service, investors may arrange to have proceeds in excess of $1,000 wired in federal funds to the designated account. If a telephone redemption request is received by the
Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the
Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

C. REPURCHASE THROUGH A DEALER -- If a shareholder desires to sell his shares at net asset value through his securities dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF
REGULAR  TRADING ON THE EXCHANGE AND  COMMUNICATES IT TO MFD
BEFORE THE CLOSE OF
BUSINESS  ON THE SAME DAY,  THE  SHAREHOLDER  WILL  RECEIVE  THE
NET ASSET VALUE
CALCULATED ON THAT DAY.

GENERAL: Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value
(with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares, or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement
Privilege are subject to all limitations in the Statement of Additional
Information regarding this privilege.


Subject to the Fund's compliance with applicable regulations, the Fund has reserved the right to pay the redemption or repurchase price of shares of the
Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or transaction charges in converting the securities to cash.


Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement (see
"Purchases"). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.
No CDSC will be
imposed with respect to such involuntary redemptions.

SIGNATURE GUARANTEE -- In order to protect shareholders to the greatest extent possible against fraud, the Fund requires in certain instances as indicated above that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.


CONTINGENT DEFERRED SALES CHARGE -- Investments ("Direct Purchases") will be subject to a CDSC for a period of 12 months (in the case of purchases of $1 million or more of Class A shares) or six years (in the case of purchases of
Class B shares). Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class
B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.
At the time of a redemption, the amount by which the value of a shareholder's account for a particular class represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares").

Therefore, at the time of redemption of shares of a particular class, (i) any
Free Amount is not subject to the CDSC, and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but
(iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a
CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate.
The CDSC to be imposed upon redemptions will be calculated as set forth in
"Purchases" above.


The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except that, with respect to transfers of registration to an IRA rollover account, the CDSC will be waived if the shares being reregistered would have been eligible for a CDSC waiver had they been redeemed.


DISTRIBUTION PLANS
The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the
"Rule"), after having concluded that there is a reasonable likelihood that the plans would benefit the Fund and its shareholders.


CLASS A DISTRIBUTION PLAN. The Class A Distribution Plan provides that the Fund will pay MFD a distribution/service fee aggregating up to (but not necessarily all of) 0.35% of the average daily net assets attributable to Class A shares annually in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of Class A shares. The expenses to be paid by MFD on behalf of the Fund include a service fee to securities dealers which enter into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares that are owned by investors for whom such securities dealer is the holder or dealer of record. This fee is intended to be partial consideration for all personal services and/or account maintenance services rendered by the dealer with respect to Class A shares. MFD may from time to time reduce the amount of the service fee paid for shares sold prior to a certain date. MFD may also retain a distribution fee of 0.10% per annum of the
Fund's average daily net assets attributable to Class A shares as partial consideration for services performed and expenses incurred in the performance of
MFD's obligations under its distribution agreement with the Fund. In addition, to the extent that the aggregate of the foregoing fees does not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay other distribution-related expenses, including commissions to dealers and payments to wholesalers employed by MFD for sales at or above a certain dollar level. Fees payable under the Class A
Distribution Plan are charged to, and therefore reduce, income allocated to
Class A shares. Service fees may be reduced for a securities dealer that is the holder or dealer of record for an investor who owns shares of the Fund having a net asset value at or above a certain dollar level. Payments under the Class A
Distribution Plan will commence on the date on which the value of the Fund's net assets attributable to Class A shares first equals or exceeds $40,000,000, at which time MFD intends to waive the 0.10% per annum distribution fee to which it is entitled under the plan until such time as the payment of this fee is approved by the Trust's Board of Trustees. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Class A
Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts. Certain banks and other financial institutions that have agency agreements with MFD will receive service fees that are the same as service fees to dealers.

CLASS B DISTRIBUTION PLAN. The Class B Distribution Plan provides that the Fund will pay MFD a daily distribution fee equal, on an annual basis, to 0.75% of the
Fund's average daily net assets attributable to Class B shares and will pay MFD a service fee of up to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares (which MFD will in turn pay to securities dealers which enter into a sales agreement with MFD at a rate of up to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record).
This service fee is intended to be additional consideration for all personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. Fees payable under the Class B Distribution Plan are charged to, and therefore reduce, income allocated to Class B shares. The Class B
Distribution Plan also provides that MFD will receive all CDSCs attributable to
Class B shares (see "Redemptions and Repurchases of Shares" above), which do not reduce the distribution fee. MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Therefore, the total amount paid to a dealer upon the sale of shares is 4.00% of the purchase price of the shares (commission rate of 3.75% plus service fee equal to 0.25% of the purchase price).
Dealers  will become
eligible for additional service fees with respect to such shares commencing in the thirteenth month following the purchase. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Class B
Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts. The purpose of the distribution payments to MFD under the Class B Distribution Plan is to compensate MFD for its distribution services to the Fund. Since MFD's compensation is not directly tied to its expenses, the amount of compensation received by MFD during any year may be more or less than its actual expenses. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation" variety.
However, the Fund is not liable for any expenses incurred by MFD in excess of the amount of compensation it receives. The expenses incurred by MFD, including commissions to dealers, are likely to be greater than the distribution fees for the next several years, but thereafter such expenses may be less than the amount of the distribution fees. Certain banks and other financial institutions that have agency agreements with MFD will receive agency transaction and service fees that are the same as commissions and service fees to dealers.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. (See "Tax Status" and "Shareholder Services -- Distribution Options" below.) Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a
"regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is expected that the Fund will not be required to pay entity level federal income or excise taxes, although foreign-source income earned by the Fund may be subject to foreign withholding taxes. Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes), on the dividends and capital gain distributions they receive from the
Fund, whether paid in cash or additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

A statement setting forth the federal income tax status of all dividends and distributions for each calendar year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld will be sent to each shareholder promptly after the end of such calendar year.

Fund   distributions   will  reduce  the  Fund's  net  asset
value  per  share.
Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The  Fund  intends  to  withhold  U.S.  federal  income  tax at a rate of 30% on
dividends and certain other  payments that are subject to such withholding  and
that are made to persons who are neither  citizens  nor  residents of the U.S.,
regardless of whether a lower rate may be permitted  under an applicable  law or
treaty.  The Fund is also  required  in certain  circumstances  to apply  backup
withholding  of 31% on taxable  dividends  and  redemption
proceeds paid to any
shareholder  (including a shareholder who is neither a citizen nor a resident of
the  U.S.)  who  does  not  furnish  to  the  Fund   certain
information   and
certifications  or who is  otherwise  subject  to backup
withholding.  However,
backup  withholding  will  not  be  applied  to  payments  which have  had  30%
withholding taken. Prospective shareholders should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisor as to the tax consequences of an investment in the
Fund.

NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to that class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the
Statement of Additional Information. All investments and assets are expressed in
U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of four series of the Trust, has two classes of shares, entitled
Class A and Class B Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters.
The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances
(see "Description of Shares, Voting Rights and Liabilities" in the Statement of
Additional Information).

Each share of a class of the Fund represents an equal
proportionate  interest in
the Fund  with  each  other  class  share,  subject  to the
liabilities  of the
particular class. Shares have no pre-emptive or conversion rights
(except as set
forth in "Purchases -- Conversion of Class B Shares"). Shares are
fully paid and
non-assessable.  Should the Fund be liquidated,  shareholders  of each class are
entitled  to  share  pro  rata  in the net  assets  attributable to that  class
available for distribution to  shareholders.  Shares will remain on deposit with
the Shareholder  Servicing Agent and  certificates  will not be issued except in
connection   with  pledges  and   assignments   and  in  certain
other  limited
circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.
However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and
Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment, in a class of shares of the Fund made at the maximum public offering price of shares of that class and with all distributions reinvested and which, if quoted for periods of six years or less, will give effect to the imposition of the CDSC assessed upon redemptions of the Fund's Class B shares.
Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the Statement of
Additional Information. For further information about the Fund's performance for the fiscal year ended November 30, 1994, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the
Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


8.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing
Agent (see back cover for address and phone number).

ACCOUNT  AND   CONFIRMATION   STATEMENTS  --  Each   shareholder
will  receive
confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see
"Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts
(except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.


Reinvestments  (net of any tax withholding)  will be made in additional full and
fractional  shares of the same class of shares at the net asset value in effect
at the close of business on the record date.  Checks for
dividends  and capital
gain  distributions in amounts less than $10 will automatically be reinvested in
additional shares of the Fund. If a shareholder has elected to receive dividends
and/or  capital  gain  distributions  in cash and the  postal or other  delivery
service is unable to deliver checks to the shareholder's address of record, such
shareholder's  distribution option will automatically be converted to having all
dividends and other  distributions  reinvested in additional shares. Any request
to change a distribution  option must be received by the
Shareholder  Servicing
Agent by the record date for a dividend or distribution in order to be effective
for  that  dividend  or  distribution.   No  interest  will
accrue  on  amounts
represented by uncashed distribution or redemption checks.


INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the
Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders
(other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the Statement of Additional Information) anticipates purchasing
$100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of all classes of shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable
CDSC)  through the
automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another
MFS Fund, if shares of such Fund are available for sale (and without any applicable CDSC).

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder
Servicing Agent to send him (or anyone he designates) regular periodic payments, as designated on the Account Application and based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --

    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account twice monthly, monthly or quarterly.
Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC  EXCHANGE PLAN:  Shareholders  having account
balances of at least
$5,000 in any MFS Fund may exchange their shares for the same class of shares of
the other MFS Funds under the Automatic  Exchange  Plan, a dollar cost averaging
program. The Automatic Exchange Plan provides for automatic
monthly or quarterly
exchanges of funds from the shareholder's  account in an MFS Fund for investment
in the same  class of shares of other MFS  Funds  selected  by the shareholder.
Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to
up to four  different  funds. A shareholder  should  consider the objectives and
policies of a fund and review its prospectus  before  electing to exchange money
into such fund  through the  Automatic  Exchange  Plan.  No
transaction  fee is
imposed in connection with exchange  transactions  under the
Automatic  Exchange
Plan.  However,  exchanges of shares of MFS Money Market  Fund,
MFS  Government
Money  Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to
any  applicable  sales  charge.  For federal and  (generally)
state  income tax
purposes,  an  exchange  is  treated  as a sale  of the  shares exchanged  and,
therefore,  could result in a capital gain or loss to the
shareholder making the
exchange.  See the Statement of Additional  Information for
further  information
concerning  the Automatic  Exchange  Plan.  Investors  should consult their tax
advisers  for  information   regarding  the  potential  capital
gain  and  loss
consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans.
Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                             --------------------


The Fund's Statement of Additional  Information,  dated April 1,
1995,  contains
more  detailed  information  about the Trust  and the Fund,
including,  but not
limited  to,  information  related to (i)  investment  objective, policies  and
restrictions,  including  the purchase and sale of options,
Futures  Contracts,
Options  on  Futures  Contracts,   Forward  Contracts  and
Options  on  Foreign
Currencies,  (ii) the Trustees, officers and investment adviser,
(iii) portfolio
trading,   (iv)  the  Fund's  shares,   including   rights  and
liabilities  of
shareholders,  (v) tax status of dividends and  distributions,
(vi) the Class A
and Class B Distribution Plans, (vii) the method used to calculate total rate of return quotations and (viii) various services and privileges provided by the
Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

APPENDIX A
                         DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                       MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1. an application for rating was not received or accepted;

     2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

     3. there is a lack of essential data pertaining to the issue or issuer; and

     4. the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                       STANDARD & POOR'S RATINGS GROUP


AAA: Debt rated AAA has the highest  rating  assigned by S&P's.
Capacity to pay
interest and repay principal is extremely strong.


AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:  Debt rated BBB is regarded as having an adequate  capacity to pay interest
and  repay  principal.   Whereas  it  normally  exhibits
adequate   protection
parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                        FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The
obligor's  ability to pay interest and repay principal is very strong,  although
not quite as strong as bonds rated "AAA".  Because  bonds rated in the "AAA" and
"AA"  categories  are  not  significantly   vulnerable  to
foreseeable   future
developments, short-term debt of these issuers is generally rated
"F- 1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality.
The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS(-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

APPENDIX B

              DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
          U.S. GOVERNMENT AGENCIES, AUTHORITIES OR
INSTRUMENTALITIES

U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Tennessee Valley Authority, the bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks,
Federal Intermediate Credit Banks and Federal Land Banks, as well as those listed below.

FEDERAL FARM CREDIT CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration. These bonds are not guaranteed by the U.S.
Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of
Transportation of the U.S. Government.

FHA DEBENTURES -- are debentures issued by the Federal Housing
Administration of
the U.S. Government and are fully and unconditionally guaranteed by the U.S.
Government.

GNMA  CERTIFICATES  --  are  mortgage-backed  securities,  with timely  payment
guaranteed by the full faith and credit of the U.S. Government, which represent
a partial ownership  interest in a pool of mortgage loans issued by lenders such
as mortgage bankers,  commercial banks and savings and loan
associations.  Each
mortgage  loan included in the pool is also insured or guaranteed by the Federal
Housing  Administration,   the  Veterans  Administration  or  the
Farmers  Home
Administration.

FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S.
Government.

FEDERAL  HOME LOAN BANK BONDS -- are bonds  issued by the Federal
Home Loan Bank
System and are not guaranteed by the U.S.Government.

FINANCING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S.
Government.

RESOLUTION FUNDING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

STUDENT LOAN MARKETING ASSOCIATION DEBENTURES -- are debentures backed by the
Student Loan Marketing Association and are not guaranteed by the U.S.
Government.

TENNESSEE VALLEY AUTHORITY BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

Some of the foregoing obligations, such as Treasury bills and GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Government;
others, such as securities of FNMA, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the
U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

Although this list includes a description of the primary types of U.S.
Government agency, authorities or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

               DESCRIPTION OF SHORT-TERM INVESTMENTS OTHER THAN
                         U.S. GOVERNMENT OBLIGATIONS


CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), for a definite period of time, earn a specified rate of return and are normally negotiable.

BANKERS' ACCEPTANCES -- are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods.
They are termed
"accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance long-term credit needs.

A-1 AND P-1 COMMERCIAL PAPER RATINGS
Description of S&P or Fitch and Moody's highest commercial paper ratings:

The rating "A" is the highest  commercial paper rating assigned by
S&P or Fitch,
and issues so rated are  regarded  as having the  greatest
capacity  for timely
payment.  Issues in the "A" category are delineated  with the numbers 1, 2 and 3
to indicate the relative degree of safety.  The A-1  designation indicates that
the degree of safety  regarding  timely payment is either
overwhelming  or very
strong.   Those  A-1   issues   determined   to  possess
overwhelming   safety
characteristics will be denoted with a plus (+) sign designation.


The rating P-1 is the  highest  commercial  paper  rating
assigned  by Moody's.
Issuers rated P-1 have a superior ability for repayment.  P-1 repayment capacity
will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

THE MFS FAMILY OF FUNDS(R) -- AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call the MFS Service Center at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.

STOCK                                            LIMITED MATURITY
Massachusetts Investors Trust                    MFS(R) Government
Limited Maturity Fund
Massachusetts Investors Growth Stock Fund        MFS(R) Limited
Maturity Fund
MFS(R) Capital Growth Fund                       MFS(R) Municipal
Limited Maturity Fund
MFS(R) Emerging Growth Fund
MFS(R) Gold & Natural Resources Fund             WORLD
MFS(R) Growth Opportunities Fund                 MFS(R) World
Asset Allocation Fund
MFS(R) Managed Sectors Fund                      MFS(R) World
Equity Fund
MFS(R) OTC Fund                                  MFS(R) World
Governments Fund
MFS(R) Research Fund                             MFS(R) World
Growth Fund
MFS(R) Value Fund                                MFS(R) World
Total Return Fund

STOCK AND BOND                                   NATIONAL TAX-FREE
BOND
MFS(R) Total Return Fund                         MFS(R) Municipal
Bond Fund
MFS(R) Utilities Fund                            MFS(R) Municipal
High Income Fund
                                                 (closed to new
investors)
BOND                                             MFS(R) Municipal
Income Fund
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund                  STATE TAX-FREE
BOND
MFS(R) Government Securities Fund                Alabama,
Arkansas, California, Florida,
MFS(R) High Income Fund                          Georgia,
Louisiana, Maryland, Massachusetts,
MFS(R) Intermediate Income Fund                  Mississippi, New
York, North Carolina,
MFS(R) Strategic Income Fund                     Pennsylvania,
South Carolina, Tennessee, Texas,
(formerly MFS(R) Income & Opportunity Fund)      Virginia,
Washington, West Virginia

                                                 MONEY MARKET
                                                 MFS(R) Cash
Reserve Fund
                                                 MFS(R) Government
Money Market Fund
                                                 MFS(R) Money
Market Fund

                                             [MFS Logo]
                                             THE FIRST NAME IN
MUTUAL FUNDS
Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000                               MFS(R) CAPITAL GROWTH
FUND
                                             Prospectus
Distributor                                  April 1, 1995
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000


Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address
P.O. Box 2281
Boston, MA 02107-9906


Independent Accountants
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110







[MFS Logo]
THE FIRST NAME IN MUTUAL FUNDS


MFS(R) CAPITAL GROWTH FUND
500 Boylston Street
Boston, MA 02116

                                 MCG-1-4/95/112.5M   3/203

                               MFS CAPITAL GROWTH FUND
                           (a series of MFS SERIES TRUST II)

                         Supplement to be affixed to the current
                           Prospectus for distribution in Iowa

For shares designated as Class B purchased after September 1, 1993, a contingent deferred sales charge declining from 4% to 0% will be imposed if the investor redeems within six years from the date of purchase. In addition, the Class is subject to an annual distribution and service fee of 1% of its average daily net assets.

                    The date of this Supplement is April 1, 1995.

[Logo]
THE FIRST NAME IN MUTUAL FUNDS
MFS(R) CAPITAL                                           STATEMENT
OF
GROWTH FUND
ADDITIONAL INFORMATION

(A member of the MFS Family of Funds(R))                 April 1,
1995
------------------------------------------------------------------
--------------


Page

----


 1.  Definitions .................................................
2
 2.  Investment Techniques .......................................
2
 3.  Investment Restrictions .....................................
11
 4.  Management of the Fund ......................................
12
        Trustees .................................................
12
        Officers .................................................
13
        Investment Adviser .......................................
13
        Custodian ................................................
14
        Shareholder Servicing Agent ..............................
14
        Distributor ..............................................
14
 5.  Portfolio Transactions and Brokerage Commissions ............
15
 6.  Shareholder Services ........................................
16
        Investment and Withdrawal Programs .......................
16
        Exchange Privilege .......................................
18
        Tax-Deferred Retirement Plans ............................
19
 7.  Tax Status ..................................................
19
 8.  Determination of Net Asset Value; Performance Information....
20
 9.  Distribution Plans ..........................................
22
10.  Description of Shares, Voting Rights and Liabilities ........
23
11.  Independent Accountants and Financial Statements ............
24
     Appendix A ..................................................
25


MFS CAPITAL GROWTH FUND
A Series of MFS Series Trust II
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information (the "SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated April 1, 1995. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR  DISTRIBUTION
TO PROSPECTIVE
INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Fund"                   -- MFS Capital Growth Fund, a
                               diversified series of MFS
                               Series Trust II, (the
                               "Trust"), a Massachusetts
                               business trust. The Fund was
                               known as MFS Lifetime Capital
                               Growth Fund until June 3,
                               1993 and was known as
                               Lifetime Capital Growth Trust
                               prior to August 3, 1992. The
                               Fund became a series of the
                               Trust on June 3, 1993.

   "MFS" or the "Adviser"   -- Massachusetts Financial
                               Services Company, a Delaware
                               corporation.


   "MFD"                    -- MFS Fund Distributors, Inc.,
                               a Delaware corporation.

   "Prospectus"             -- The Prospectus, dated April
                               1, 1995, of the Fund.


2.  INVESTMENT TECHNIQUES
The investment policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.


LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities.  Such
loans will  usually be made only to member banks of the Federal
Reserve  System
and to member firms (and  subsidiaries  thereof) of the New York
Stock  Exchange
(the "Exchange") and would be required to be secured  continuously by collateral
in cash, cash equivalents, or U.S. Government securities
maintained on a current
basis at an amount at least equal to the market value of the securities  loaned.
The Fund would have the right to call a loan and obtain the
securities loaned at
any time on customary industry  settlement notice (which will usually not exceed
five days).  During the existence of a loan,  the Fund would continue to receive
the equivalent of the interest or dividends paid by the issuer on the securities
loaned  and  would  also  receive   compensation  based  on
investment  of  the
collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the
Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed
20% of the value of the Fund's total assets.

"WHEN-ISSUED"  SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a
"when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange
Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the
Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to policies promulgated by the SEC, purchases of securities on such basis may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the
Fund's payment obligation).


CORPORATE ASSET-BACKED SECURITIES
As described in the Prospectus, the Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate  asset-backed  securities  are  often  backed  by  a pool  of  assets
representing  the  obligations of a number of different  parties.
To lessen the
effect of  failures  by  obligors on  underlying  assets to make payments,  the
securities  may  contain   elements  of  credit  support  which
fall  into  two
categories:   (i)  liquidity  protection  and  (ii)  protection
against  losses
resulting from ultimate default by an obligor on the underlying assets.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


REPURCHASE AGREEMENTS
As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, or recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.


The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS
As described in the Prospectus, the Fund may purchase loan participations and other direct indebtedness. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations and other direct indebtedness acquired by the
Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Fund's ability to receive  payment of principal,  interest and other amounts
due in connection with these  investments will depend primarily on the financial
condition of the borrower. In selecting the loan participations and other direct
indebtedness  which the Fund will  purchase,  the Adviser will rely upon its own
(and not the original lending institution's) credit analysis of the borrower. As
the Fund may be required to rely upon another lending institution to collect and
pass on to the Fund amounts  payable with respect to the loan and to enforce the
Fund's  rights  under the loan and other  direct  indebtedness, an  insolvency,
bankruptcy or reorganization of the lending institution may delay or prevent the
Fund from receiving such amounts.  In such cases, the Fund will evaluate as well
the creditworthiness of the lending institution and will treat both the borrower
and the  lending  institution  as an  "issuer"  of the  loan participation  for
purposes of certain investment restrictions pertaining to the diversification of
the Fund's portfolio investments. The highly leveraged nature of many such loans
and other direct  indebtedness may make such loans and other direct indebtedness
especially  vulnerable  to adverse  changes in  economic  or market  conditions.
Investments in such loans and other direct  indebtedness may involve  additional
risk to the  Fund.  For  example,  if a loan or  other  direct indebtedness  is
foreclosed,  the Fund could become part owner of any collateral, and would bear
the  costs  and  liabilities   associated  with  owning  and
disposing  of  the
collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the
Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, the Fund will include them in the investment limitations described below.


FOREIGN SECURITIES
The Fund may invest up to 25% (and generally expects to invest between 1% and
15%) of its total assets in foreign securities which are not traded on a U.S.
exchange (not including American Depositary Receipts ("ADRs")).
As discussed in
the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation.
As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.
Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The
Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

AMERICAN DEPOSITARY RECEIPTS
The Fund may invest in ADRs which are certificates  issued by a
U.S.  depository
(usually a bank) and  represent a specified  quantity of shares of an underlying
non-U.S.  stock on deposit  with a  custodian  bank as
collateral.  ADRs may be
sponsored or unsponsored. A sponsored ADR is issued by a
depository which has an
exclusive   relationship  with  the  issuer  of  the  underlying
security.   An
unsponsored ADR may be issued by any number of U.S. depositories. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing
ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.


OPTIONS

OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.

A call option  written by the Fund is  "covered"  if the Fund owns the  security
underlying  the call or has an  absolute  and  immediate  right to acquire  that
security  without   additional  cash   consideration  (or  for
additional  cash
consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater
than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash, short-term money market instruments or high quality debt securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the
Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at- the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy- and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options.
Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return.
Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the
Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the
Fund.


In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.


OPTIONS  ON STOCK  INDICES  -- As noted in the  Prospectus,  the
Fund may  write
(sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the
Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the
Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the
Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may enter into stock index futures contracts. (Unless otherwise specified, futures contracts on indices are referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures
Contracts call for settlement only on the expiration date and cannot be
"exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the
Futures Contract more or less valuable -- a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.


OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell Futures Contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.


An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S.
exchanges are traded on the same contract market as the underlying Futures
Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on
Futures Contracts may be traded on foreign exchanges.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures
Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality debt securities in an amount equal to the value of the security or index underlying the Futures
Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call Options on Futures
Contracts  may also be
covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the
Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put
Option on a Futures
Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call Option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the
Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures
Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures
Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.


The Fund may purchase Options on Futures  Contracts for hedging purposes instead
of purchasing or selling the underlying Futures Contracts.  For example, where a
decrease in the value of portfolio  securities is  anticipated  as a result of a
projected market-wide decline or changes in interest or exchange rates, the Fund
could, in lieu of selling Futures  Contracts,  purchase put
options thereon.  In
the event that such decrease  occurs,  it may be offset,  in whole or part, by a
profit  on the  option.  Conversely,  where it is  projected  that the  value of
securities to be acquired by the Fund will increase prior to acquisition, due to
a market  advance or changes  in  interest  or  exchange  rates, the Fund could
purchase  call  Options  on  Futures  Contracts,   rather  than
purchasing  the
underlying Futures Contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY
As noted in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging purposes and non-hedging purposes. Forward Contracts may be used for hedging to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S.
dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes. In particular, a Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a
Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the
Fund may enter into Forward Contracts for "cross hedging" purposes; e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.


If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward
Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. But, the Fund will usually seek to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.


The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Fund will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.


The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts. In those instances in which the
Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high-quality debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these Contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward
Contracts in the manner set forth above may be restricted.




OPTIONS ON FOREIGN CURRENCIES
As noted in the Prospectus, the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Forward
Contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency.
If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.


The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.


Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the
Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT  CORRELATION OF HEDGING INSTRUMENTS WITH THE
FUND'S PORTFOLIO.
The  Fund's  ability  effectively  to hedge  all or a portion  of its  portfolio
through  transactions  in  options,   Futures  Contracts,
Options  on  Futures
Contracts, Forward Contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward
Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures  Contracts,  options and  Forward
Contracts  for hedging
purposes entails the additional risk of imperfect  correlation between movements
in the  futures  or  option  price  and the  price  of the
underlying  index or
obligation.  The  anticipated  spread between the prices may be distorted due to
the  differences  in the nature of the markets,  such as
differences  in margin
requirements, the liquidity of such markets and the participation of speculators
in the  options,  futures  and  forward  markets.  In this
regard,  trading  by
speculators  in  options,   futures  and  Forward  Contracts  has
in  the  past
occasionally  resulted  in  market  distortions,   which  may  be
difficult  or
impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.


In writing a covered call option on a security,  index or Futures
Contract,  the
Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.


The writing of options on securities, options on stock indices or Options on
Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.


Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.


In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that the Fund may enter into transactions into options
(except  for  options  on foreign  currencies),  Futures
Contracts,  Options on
Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non- hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.


The Fund also may enter  into  transactions  in  Futures
Contracts,  Options on
Futures Contracts, Options on Foreign Currency, and Forward Contracts for other than hedging purposes, which could expose the Fund to significant risk of loss if foreign currency exchange rates, market prices or interest rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the
Prospectus and in this SAI, and the use of such transactions for non- hedging purposes could therefore involve significant risk of loss.


With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.


The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the
Contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.


The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.
Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others
(regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures
Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF  TRANSACTIONS  RELATED  TO  FOREIGN  CURRENCIES  AND
TRANSACTIONS  NOT
CONDUCTED  ON U.S.  EXCHANGES.  Transactions  in  Forward
Contracts  on foreign
currencies,   as  well  as  futures  and  options  on  foreign
currencies  and
transactions  executed  on  foreign  exchanges,   are  subject  to
all  of  the
correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global,
24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike  transactions   entered  into  by  the  Fund  in  Futures
Contracts  and
exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock
Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the
Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The
Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities,  options on stock indexes, Futures
Contracts,  Options on
Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.
As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded  foreign currency
options,  however, is
subject to the risks of the  availability of a liquid secondary market described
above, as well as the risks  regarding  adverse market  movements, margining of
options  written,   the  nature  of  the  foreign   currency
market,   possible
intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the
OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES  ON THE USE OF FUTURES AND  OPTIONS ON FUTURES
CONTRACTS.  In order to
assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the
Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a
Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the use of such futures is unleveraged.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's assets (the "SEC illiquidity ceiling"). Although the
Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure.
Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the
Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money).
The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of- the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.





3.  INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


The Fund may not:

    (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge,  mortgage  or  hypothecate  an amount of its  assets
(taken at market
  value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures
  Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

    (2) Underwrite securities issued by other persons except insofar as the Fund may  technically be deemed an underwriter  under the Securities
Act of 1933 in
  selling a portfolio security.

    (3) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objective, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry.

    (4) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on
  Futures  Contracts) in the ordinary course of its business.  The
Fund reserves
  the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

    (5) Make loans to other  persons  except by the purchase of obligations  in
  which  the Fund is  authorized  to  invest  and by  entering into  repurchase
  agreements;   provided  that  the  Fund  may  lend  its
portfolio  securities
  representing not in excess of 30% of its total assets (taken at market value).
  Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value)
  to be invested in the securities of such issuer, other than U.S. Government securities.

    (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall bedeemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (8) Invest for the purpose of exercising control or management.

    (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the
  Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

    (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin  deposits in connection  with options,  Futures
Contracts,  Options on
  Futures Contracts, Forward Contracts and options on foreign currencies.

    (11) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

    (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers;
and, provided
  further, that the Fund will not purchase securities issued by an open-end investment company.

    (13) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to
  Futures Contracts.

    (14) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures
Contracts and Options
  on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

As a non-fundamental policy, the Fund will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested.

OTHER OPERATING POLICIES
The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years" continuous operation.

In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed
33 1/3%.

These operating policies are not fundamental and may be changed without shareholder approval.

4.  MANAGEMENT OF THE FUND
The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the
Fund's assets and the officers of the Trust are responsible for its operations.
The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES
A. KEITH BRODKIN,* Chairman and President
Massachusetts Financial Services Company, Chairman.

RICHARD B. BAILEY*
Private Investor; Massachusetts Financial Services Company, former
Chairman
  (until September 30, 1991)


MARSHALL N. COHAN
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida


LAWRENCE H. COHN, M.D.
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard
Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T.
Butterfield
  & Son Ltd., Chairman
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York


WALTER E. ROBB, III
Benchmark Advisers, Inc. (corporate financial consultants),
President and
  Treasurer
Address: is 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT*
Massachusetts Financial Services Company, Senior Executive Vice
President and
Secretary

JEFFREY L. SHAMES*
Massachusetts Financial Services Company, President


J. DALE SHERRATT
Insight Resources, Inc. (acquisition planning specialists),
President
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH
NACCO Industries  (holding company),  Chairman (prior to June
1994);  Sundstrand
  Corporation   (diversified   mechanical   manufacturer),
Director;   Society
  Corporation (bank holding company),  Director,  (prior to April
1992); Society
  National Bank (commercial bank), Director (prior to April 1992)
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio


OFFICERS
LESLIE J. NANBERG,* Vice President
Massachusetts Financial Services Company, Senior Vice President


W. THOMAS LONDON,* Treasurer
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President,
General
  Counsel and Assistant Secretary (since December 1989)

JAMES R. BORDEWICK, JR.,* Assistant Secretary
Massachusetts  Financial Services Company,  Vice President and
Associate General
  Counsel (since September 1990); associated with a major law firm (prior to
  August 1990)

JAMES O. YOST,* Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since
June 1989)
----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of
Massachusetts Financial Services Company ("MFS") or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr.
Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and
Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada
(U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays compensation of non-interested Trustees (who currently receive a fee of $1250 per year, $225 per committee meeting and $225 for attendance at each meeting together with certain out-of-pocket expenses, as incurred) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a
Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for the interested Trustees. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.

Set forth in Appendix A hereto is certain information concerning the cash compensation paid to non-interested Trustees and Mr. Bailey and benefits accrued, and estimated benefits payable under the retirement plan.

As of February 28, 1995, the Trustees and officers, as a group, owned less than
1% of the outstanding shares of the Fund.

As of February 28, 1995, First  Interstate  Bank, FBO Tesseract
Corp.,  P.O. Box
9800, Calabasas, CA 91372-0800, was the recorded owner of approximately 5.15% of the outstanding Class A shares of the Fund. As of February 28, 1995, William
Clements, Tr, Golden Eagle Distributors and Sales, Capital
Accumulation and PSRP
Master, P.O. Box 27506, Tucson, AZ 85726-7506 was the record owner of approximately 5.60% of the outstanding Class A shares of the Fund. As of
February 28, 1995, Floyd Terry Taylor, Jerry Elaine Taylor, JT
WROS, Rainsville,
AL, was the record owner of approximately 6.25% of the outstanding Class A shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or
Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada.


The Adviser  manages the assets of the Fund pursuant to an
Investment  Advisery
Agreement   with  the  Fund  dated  as  of  September  1,  1993
(the  "Advisery
Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to the sum of
0.75% of the Fund's average daily net assets.


For the Fund's fiscal year ended November 30, 1992, the Fund's former investment
adviser,  Lifetime  Advisers,  Inc., a Delaware  corporation  and a wholly owned
subsidiary of MFS ("LAI"), received $2,784,709 under its advisory agreement with
the Fund.  LAI had no  employees  and  relied on the  Adviser to furnish it with
overall  administrative  services and general office facilities.
For the Fund's
fiscal  year ended  November  30,  1993,  MFS,  together  with
LAI,  received in
aggregate  $3,481,771 under their investment  advisory agreements with the Fund.
For the Fund's  fiscal year ended  November  30, 1994,  MFS
received  $3,217,779
under its investment advisory agreement with the Fund.


In order to comply  with the expense  limitations  of certain state  securities
commissions,  the Adviser will reduce its management fee or
otherwise  reimburse
the  Fund  for  any  expenses,   exclusive  of  interest,  taxes
and  brokerage
commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations.
The Adviser will
make appropriate adjustments to such reductions and reimbursements in response to any amendment or rescission of the various state requirements.


The Fund pays the  compensation  of the Trustees who are not officers of MFS and
all  expenses  of the Fund  (other  than those  assumed  by the
Adviser or MFD)
including:  governmental fees; interest charges;  taxes;
membership dues in the
Investment  Company  Institute  allocable  to the  Fund;  fees and expenses  of
independent auditors, of legal counsel, and of any transfer agent, registrar or
dividend  disbursing  agent of the Fund;  expenses of repurchasing and redeeming
shares and servicing shareholder accounts;  expenses of preparing, printing and
mailing share  certificates,  periodic reports,  notices and proxy statements to
shareholders and to governmental  officers and commissions;
brokerage and other
expenses  connected  with the  execution,  recording and
settlement of portfolio
security  transactions;  insurance  premiums;  fees and expenses of State Street
Bank and Trust  Company,  the Fund's  Custodian,  for all
services to the Fund,
including safekeeping of funds and securities and maintaining required books and
accounts; expenses of calculating the net asset value of shares of the Fund; and
expenses  of   shareholder   meetings.   Expenses   relating  to
the  issuance,
registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the
Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the trust to be fair and equitable. For a list of the
Fund's expenses, including the compensation paid to the Trustees who are not officers of MFS, during the fiscal year ended November 30, 1994, see "Financial
Statements -- Statement of  Operations"  in the Annual  Report to
Shareholders.
Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption
"Portfolio Transactions and Brokerage Commissions" below.


MFS pays the  compensation of the Trust's  officers and of any
Trustee who is an
officer of MFS.  The Adviser  also  furnishes  at its own expense all  necessary
administrative services, including office space, equipment,
clerical personnel,
investment  advisory  facilities,  and all executive and
supervisory  personnel
necessary  for  managing  the  Fund's   investments,   effecting
its  portfolio
transactions and, in general, administering its affairs.


The Advisory Agreement with the Fund will remain in effect until August 1, 1994, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisery Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days" nor less than 30 days' written notice.
The Advisery Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that
MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisery Agreement also provides that neither the
Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisery
Agreement.


CUSTODIAN
State Street Bank and Trust  Company (the  "Custodian")  is the
custodian of the
Fund's  assets.  The  Custodian's   responsibilities   include
safekeeping  and
controlling the Fund's cash and securities, handling the receipt and delivery of
securities,  determining  income and  collecting  interest and dividends on the
Fund's  investments,  maintaining books of original entry for portfolio and fund
accounting and other required books and accounts,  and calculating the daily net
asset value and public  offering  price of each class of shares of the Fund. The
Custodian does not determine the investment policies of the Fund or decide which
securities  the  Fund  will  buy or  sell.  The Fund  may,
however,  invest  in
securities  of the  Custodian  and may deal with the  Custodian as principal in
securities transactions.  The Trustees have reviewed and approved as in the best
interests of the Fund and its shareholders the custodial
arrangements with Chase
Manhattan Bank, N.A., for securities of the Fund held outside the
United States.
Such  securities  will be held  pursuant to the  requirements  of
SEC Rule 17f-5
under the 1940 Act. The Custodian  also serves as the dividend and distribution
disbursing  agent of the Fund. The Custodian has contracted with the Adviser for
the  Adviser  to  perform  certain  accounting   functions
related  to  options
transactions for which the Adviser receives remuneration on a cost basis.


SHAREHOLDER SERVICING AGENT
MFS Service Center,  Inc. (the "Shareholder  Servicing  Agent"),
a wholly owned
subsidiary  of MFS, is the Fund's  shareholder  servicing  agent, pursuant to a
Shareholder  Servicing Agent Agreement with the Trust, dated as of
September 10,
1986   (the   "Agency   Agreement").    The   Shareholder
Servicing   Agent's
responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee based on the net assets of each class of shares of the Fund, computed and paid monthly. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the
Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Fund, has contracted with the Shareholder Servicing
Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated
January 1, 1995 (the  "Distribution  Agreement").  Prior to
January 1, 1995, MFS
Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1,
1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the
Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Riight of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this Statement of Additional Information). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this Statement of
Additional Information).

Class A shares of the Fund may be sold at their net asset value to certain persons or in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The commission paid to the underwriter is the difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission. Because of rounding in the computation of offering price, the portion of the sales charge paid to the underwriter may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price.
In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

During the period September 7, 1993 through November 30, 1993, MFD received sales charges of $897 and dealers received sales charges of $5,643 (as their concession on gross sales charges of $6,540) for selling Class A shares of the
Fund; the Fund received $173,360 representing the aggregate net asset value of such shares.

During the fiscal year ended November 30, 1994, MFD received sales charges of
$6,476 and dealers received sales charges of $41,422 (as their concession on gross sales charges of $47,898) for selling Class A shares of the Fund; the Fund received $2,060,615 representing the aggregate net asset value of such shares.

During the fiscal year ended November 30, 1994, the CDSC imposed on redemption of Class A shares was approximately $42.

CLASS B SHARES: MFD acts as agent in selling Class B shares of the Fund. The public offering price of Class B shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

During the fiscal years ended November 30, 1994, 1993 and 1992, the CDSC imposed on redemption of Class B shares was approximately $748,300, $698,000 and
$700,000 respectively.

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Funds shares.

The Distribution Agreement will remain in effect until August 1, 1996 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the
Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.




5.  PORTFOLIO TRANSACTIONS AND BROKERAGE
    COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of
Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The  primary  consideration  in placing  portfolio  security transactions  with
broker-dealers  for  execution  is to obtain and maintain  the availability  of
execution  at  the  most  favorable  prices  and in the  most effective  manner
possible.   The   Adviser   attempts  to  achieve   this  result
by   selecting
broker-dealers to execute portfolio transactions on behalf of the
Fund and other
clients of the Adviser on the basis of their professional
capability,  the value
and  quality  of their  brokerage  services,  and the  level of their  brokerage
commissions. In the case of securities, such as government
securities, which are
principally traded in the  over-the-counter  market (where no stated commissions
are paid but the prices  include a dealer's  markup or  markdown), the  Adviser
normally seeks to deal directly with the primary  market  makers, unless in its
opinion,  better  prices  are  available  elsewhere.  In the case of  securities
purchased from  underwriters,  the cost of such securities
generally includes a
fixed  underwriting  commission  or  concession.  Securities firms  or  futures
commission merchants may receive brokerage commissions on
transactions involving
options, Futures Contracts and Options on Futures Contracts and
the purchase and
sale  of  underlying   securities  upon  exercise  of  options.
The  brokerage
commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to the Adviser on the tender of the
Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.


Under the Advisery Agreement and as permitted by Section 28(e) of the Securities
Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer, which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the
Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.


The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the
Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the
Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Adviser. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $20,000 of commission business from the MFS Funds to the Pershing
Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and the
Adviser).

The Adviser's investment management personnel attempt to evaluate the quality of
Research provided by brokers. Results of this effort are sometimes used by the
Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the
Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the  Fund's  fiscal  year  ended  November  30,  1994,  the
Fund paid  total
brokerage  commissions  of  $712,538  on total  transactions
(other  than  U.S.
Government   Securities,   purchased   options   transactions
and   short-term
obligations) of $487,667,581.

For the  Fund's  fiscal  year  ended  November  30,  1993,  the
Fund paid  total
brokerage  commissions  of  $853,622  on total  transactions
(other  than  U.S.
Government   securities,   purchased   options   transactions
and  short  term
obligations)  of  $673,496,272.  For the Fund's  fiscal year ended
November 30,
1992,  the  Fund  paid  total   brokerage   commissions  of
$525,543  on  total
transactions   (other  than  U.S.  Government   securities,
purchased  options
transactions and short-term obligations) of $510,550,700. Not all of the Fund's transactions are equity security transactions which involve the payment of brokerage commissions.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.
In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

6.  SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders
(other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with any class of shares of other MFS Funds or MFS Fixed
Fund within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder
Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the
Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter.
Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


Out  of  the  shareholder's   initial  purchase  (or  subsequent
purchases  if
necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder
Servicing Agent in the
form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable) the shareholder will be notified and the escrowed shares will be released.

If the intended  investment is not completed,  the  Shareholder
Servicing Agent
will redeem an  appropriate  number of the  escrowed  shares in order to realize
such difference.  Shares remaining after any such redemption will be released by
the  Shareholder   Servicing  Agent.  By  completing  and  signing
the  Account
Application  or  separate   Letter  of  Intent   application,
the  shareholder
irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of all classes of shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level (see "Purchases" in the Prospectus for the sales charges on quantity purchases). For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of
Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value
(exclusive of any sales charge) and will not be subject to any CDSC.
Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing
Agent to send him (or anyone he designates) regular periodic payments, as designated on the Account Application and based upon the value of his account.
Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares made in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary,
"Direct Purchase" subject to the lowest CDSC (as such terms are defined in
"Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a
CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $10,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder by written instruction to the Shareholder Servicing Agent may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on
60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP ) or an exchange of shares of the
Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


  INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time either by mailing a check payable to the Fund directly to the
Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.


  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of
Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort;
(2) has been in
existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and
(4) agrees to
provide certification of membership of those members investing money in the MFS
Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000
in any MFS Fund may  exchange  their  shares for the same class of shares of the
other MFS Funds (if available for sale) under the Automatic
Exchange  Plan. The
Automatic  Exchange  Plan  provides  for  automatic  exchange  of funds from the
shareholder's  account in an MFS Fund for investment in the same class of shares
of other MFS Funds  selected by the  shareholder.  Under the
Automatic  Exchange
Plan,  exchanges of at least $50 each may be made to up to four different  funds
effective  on the seventh day of each month or of every third month,  depending
whether monthly or quarterly  exchanges are elected by the
shareholder.  If the
seventh  day of the  month  is not a  business  day,  the
transaction  will  be
processed on the next business day.  Generally,  the initial exchange will occur
after  receipt  and  processing  by  the  Shareholder   Servicing
Agent  of  an
application  in  good  order.   Transfers  will  continue  to  be
made  from  a
shareholder's  account in any MFS Fund as long as the  balance of the account is
sufficient   to  complete  the   exchanges.   Additional
payments  made  to  a
shareholder's  account will extend the period that exchanges will continue to be
made under the Automatic  Exchange  Plan.  However,  if additional payments are
added to an account  subject to the Automatic  Exchange  Plan shortly  before an
exchange is scheduled,  such funds may not be available for
exchanges  until the
following  month;  therefore,   care  should  be  used  to  avoid
inadvertently
terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the
Automatic Exchange Plan. However,  exchanges of shares of MFS
Money Market Fund,
MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the
Shareholder Servicing Agent in proper form (i.e., if in writing signed by the record owner(s) exactly as shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record). Each Exchange
Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's exchange.


A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an
MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic
Exchange Plan.

The Automatic  Exchange Plan is part of the Exchange  Privilege.
For additional
information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS
Government  Money  Market Fund and holders of Class A shares of
MFS Cash Reserve
Fund in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS
Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money
Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account for which payment has been received by the Fund
(i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange
Request") are received for an established account by the Shareholder Servicing
Agent.


Each Exchange Request must be in proper form (i.e., if in writing signed by the record owner(s) exactly as the shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least
$1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar
401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one
Exchange Request by telephone. If an Exchange Request is received by the
Shareholder Servicing Agent prior to the close of regular trading on the
Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other
MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.


No CDSC is imposed on exchanges among the MFS Funds, although liability for the
CDSC is carried forward to the exchanged shares. For purposes of calculating the
CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.


Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the
Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other
MFS Funds (except shares of MFS Money Market Fund,  MFS Government
Money Market
Fund and Class A shares of MFS Cash Reserve Fund in the case where such shares were acquired through direct purchase and dividends reinvested prior to June 1,
1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.


Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states.
Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations , including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund are available for purchase by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their non- employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal
Revenue Code
  of 1986, as amended;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

  Certain other qualified pension and profit-sharing plans.


The plan  documents  provided by MFD  designate a trustee or custodian  (unless
another   trustee  or  custodian  is  designated  by  the
individual  or  group
establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically.
For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by
MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.


7.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a
"regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of
Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from income, including certain foreign currency gains, and any distributions from net short-term capital gains, (whether received in cash or reinvested in additional shares) are taxable to shareholders as ordinary income for federal income tax purposes. A portion of the Fund's ordinary income dividends (but none of its capital gains) is eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of the Fund's shares.
Availability of the deduction to particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of the net long-term capital gains over the short-term capital losses), whether received in cash or invested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes regardless of how long they have owned shares in the Fund. Fund dividends declared in October, November, or December and paid the following
January, will be taxable to shareholders as if received on December 31 of the year in which they are declared.

Any dividend or distribution  will have the effect of reducing the per share net
asset value of shares in the Fund by the amount of the dividend or distribution.
Shareholders   purchasing   shares   shortly  before  the  record
date  of  any
distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund's  current  dividend and  accounting  policies  will affect the amount,
timing,  and character of distributions to shareholders,  and may, under certain
circumstances,  make an economic return of capital taxable to shareholders.  In
general,  any gain or loss realized upon a taxable  disposition of shares of the
Fund by a shareholder  that holds such shares as a capital asset will be treated
as  long-term  capital  gain or loss if the shares  have been held for more than
twelve months and otherwise as a short-term capital gain or loss.
However,  any
loss realized  upon a  disposition  of shares in the Fund held for six months or
less  will  be  treated  as  long-term   capital  loss  to  the
extent  of  any
distributions of net capital gain made with respect to those shares. Any loss realized upon a redemption of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of
Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge) without payment of an additional sales charge of Class A shares.

The Fund's investment in certain securities purchased at a market discount will cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and avoid a tax on the
Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of
Fund securities, and conversion of short-term into long-term capital losses.
Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Forward Contracts, Futures
Contracts and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the
Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. The holding of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The
Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the
Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends  and  certain  other  payments  to  persons  who are not citizens  or
residents  of the  United  States  or U.S.  entities  ("Non-U.S.
Persons")  are
generally  subject to U.S. tax withholding at a rate of 30%. The
Fund intends to
withhold  U.S.  federal  income tax at the rate of 30% on taxable dividends and
other  payments  to  Non-U.S.  Persons  that are  subject  to such withholding,
regardless  of  whether  a lower  treaty  rate  may be  permitted.
Any  amounts
overwithheld  may be recovered by such persons by filing a claim for refund with
the U.S.  Internal  Revenue  Service within the time period
appropriate to such
claims.  The Fund is also  required  in certain  circumstances  to apply  backup
withholding  of 31% on taxable  dividends  and  redemption
proceeds paid to any
shareholder   who  does  not  furnish  to  the  Fund  certain
information  and
certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to
30% withholding. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdiction.

As long as it qualifies as a regulated investment company under the Code, the
Fund will not be required to pay Massachusetts income or excise taxes.

8.  DETERMINATION OF NET ASSET VALUE;
    PERFORMANCE INFORMATION

NET ASSET VALUE
The net asset value per share of each class of the Fund is
determined  each day
during which the Exchange is open for trading.  (As of the date of this SAI, the
Exchange is open for trading every weekday except for the
following holidays (or
the days on which they are  observed):  New Year's Day,
Presidents'  Day,  Good
Friday,  Memorial  Day,  Independence  Day,  Labor  Day,
Thanksgiving  Day  and
Christmas Day.) This  determination  is made once during each such day as of the
close of  regular  trading  on the  Exchange  by  deducting  the amount  of the
liabilities  attributable to the class from the value of the assets attributable
to the class and  dividing the  difference  by the number of shares of the class
outstanding.  Forward Contracts will be valued using a pricing model taking into
consideration  market data from an external  pricing source.  Use of the pricing
services  has been  approved  by the Board of  Trustees.  All other  securities,
Futures  Contracts and options in the Fund's  portfolio  (other than  short-term
obligations)  for  which  the  principal  market  is one or more securities  or
commodities  exchanges  (whether domestic or foreign) will be valued at the last
reported sale price or at the settlement price prior to the
determination (or if
there has been no  current  sale,  at the  closing  bid  price)
on the  primary
exchange on which such securities,  Futures Contracts or options are traded; but
if a  securities  exchange  is not the  principal  market for securities,  such
securities  will,  if market  quotations  are  readily  available, be valued at
current bid prices, unless such securities are reported on the
NASDAQ system, in
which  case  they are  valued at the last  sale  price or, if no sales  occurred
during the day,  at the last  quoted  bid price.  Debt  securities
(other  than
short-term  obligations but including listed issues) in the Fund's portfolio are
valued on the basis of valuations  furnished by a pricing service which utilizes
both dealer-supplied  valuations and electronic data processing techniques which
take into account  appropriate  factors such as institutional-
sized trading in
similar groups of securities,  yields,  quality,  coupon rate, maturity, type of
issue, trading characteristics and other market data, without exclusive reliance
upon quoted prices or exchange or over-the-counter prices, since such valuations
are  believed  to reflect  more  accurately  the fair value of such  securities.
Short-term obligations,  if any, in the Fund's portfolio are valued at amortized
cost,  which  constitutes  fair value as  determined  by the Board of  Trustees.
Short-term  securities  with a  remaining  maturity in excess of
60 days will be
valued  based  upon  dealer  supplied   valuations.   Portfolio
securities  and
over-the-counter   options  and  Forward  Contracts,  for  which
there  are  no
quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, in its capacity as the Fund's distributor, or its agent, the
Shareholder Servicing Agent, prior to the close of the business day.

PERFORMANCE INFORMATION
The Fund will  calculate  its total  rate of return for each class of shares for
certain  periods by determining  the average annual  compounded rates of return
over those  periods  that would  cause an  investment  of $1,000
(made with all
distributions  reinvested and reflecting the CDSC or the maximum public offering
price) to reach the value of that investment at the end of the periods. The Fund
may also calculate (i) a total rate of return,  which is not reduced by the CDSC
(5%  maximum  for Class B shares  purchased  on and after  January
1, 1993,  but
before  September  1, 1993 and 4% maximum  for Class B shares purchased  on and
after  September 1, 1993) and  therefore  may result in a higher rate of return,
(ii) a total rate of return assuming an initial  account value of
$1,000,  which
will  result in a higher rate of return  since the value of the initial  account
will not be  reduced by the sales  charge  applicable  to Class A shares  (5.75%
maximum)  and/or  (iii)  total  rates  of  return  which
represent   aggregate
performance over a period or year-by-year performance and which may or may not reflect the effect of the maximum sales charge or CDSC. The average annual total rate of return for Class B shares, reflecting the CDSC, for the one-year and five-year periods ended November 30, 1994 and for the period from December 29,
1986 (the Fund's commencement of investment operations) to November 30, 1994 was
-5.15%, 6.81% and 11.19%, respectively. The average annual total rates of return for Class B shares, not giving effect to the CDSC, for the one-year and five year periods ended November 30, 1994 and for the period from December 29, 1986
(the Fund's commencement of investment operations) to November 30, 1994 was
-1.52%, 7.11% and 11.19%, respectively.

The average annual total rate of return for Class A shares for the one-year period ended November 30, 1994 and for the period from September 7, 1993
(commencement  of  offering  of this class of share) to  November
30,  1994 was
-6.19% and -4.17% (including the effect of the sales charge) and -0.47% and
0.56% (without the effect of the sales charge).

PERFORMANCE RESULTS
The performance results below, based on an assumed initial investment of $10,000 in Class B shares, cover the period from December 29, 1986 through December 31,
1994. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the
Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).



                                      MFS CAPITAL GROWTH FUND --
CLASS B
                                 ---------------------------------
------------
                                   DIRECT      CAP GAIN
DIVIDEND    TOTAL
YEAR ENDED                       INVESTMENT  REINVESTMENT
REINVESTME   VALUE
----------                       ----------  ------------  -------
---   -----

December 31, 1986*.............   $ 9,906       $    0       $
0    $ 9,906
December 31, 1987..............    11,053            0
64     11,117
December 31, 1988..............    12,613            0
216     12,829
December 31, 1989..............    16,066            0
525     16,591
December 31, 1990..............    15,359          164
744     16,267
December 31, 1991..............    18,439        1,752
983     21,174
December 31, 1992..............    19,093        2,764
1,048     22,905
December 31, 1993..............    18,386        3,984
1,546     23,916
December 31, 1994..............    17,319        3,753
2,626     23,698
----------
*For the period from the start of business, December 29, 1986, through December
 31, 1987.

EXPLANATORY NOTES -- The results in the table take into account the annual Rule
12b-1 fees but not the CDSC. No adjustment has been made for any income taxes payable by shareholders.


From time to time the Fund may, as  appropriate,  quote Fund rankings or reprint
all or a portion of evaluations of fund performance and operations appearing in
various  independent  publications,  including but not limited to the following:
Money,  Fortune,  U.S. News and World Report,  Kiplinger's
Personal Finance, The
Wall Street Journal,  Barron's,  Investors Business Daily,
Newsweek,  Financial
World,   Financial  Planning,   Investment  Adviser,  USA  Today,
Pensions  and
Investments,  SmartMoney,  Forbes,  Global Finance,  Registered
Representative,
Institutional  Investor,  the Investment  Company  Institute,
Johnson's Charts,
Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger,
Shearson Lehman
and Saloman Bros.  Indices,  Ibbotson,  Business Week, Lowry
Associates,  Media
General,  Investment  Company Data,  The New York Times,  Your
Money,  Strangers
Investment  Adviser,  Financial  Planning on Wall  Street,
Standard and Poor's,
Individual  Investor,  The 100  Best  Mutual  Funds  You Can  Buy
by  Gordon  K.
Williamson,   Consumer  Price  Index,  and  Sanford  C.  Bernstein
&  Co.  Fund
performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.


  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.


  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.


  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933. ("Truth in Securities Act" or
      "Full Disclosure Act")

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.


  -- 1976 -- MFS Municipal Bond Fund is among the first municipal bond funds established.


  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.


  --  1981 -- MFS World  Governments  Fund is  established  as
America's  first
      globally diversified fixed/income mutual fund.


  -- 1984 -- MFS Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.


  -- 1986 -- MFS Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS Multimarket Income Trust is the first-closed-end, multimarket high income fund listed on the New York Stock Exchange.


  -- 1989 -- MFS Regatta becomes America's first non-qualified market-value-
      adjusted fixed/variable annuity.


  -- 1990 -- MFS World Total Return Fund is the first global balanced fund.


  -- 1993 -- MFS World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisors.

  --  1993 -- MFS becomes money manager of MFS Union Standard
Trust,  the first
      trust to invest in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9.  DISTRIBUTION PLANS
CLASS A DISTRIBUTION PLAN: The Trustees have adopted a Distribution Plan relating to Class A shares (the "Class A Distribution Plan") pursuant to Section
12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Class A Distribution
Plan  would  benefit  the  Fund  and  its  Class  A  shareholders.
The  Class A
Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the
Fund required to liquidate portfolio securities to meet redemptions.

The Class A Distribution Plan provides that the Fund will pay MFD up to (but not
necessarily  all of) an  aggregate  of 0.35% of the  average daily  net  assets
attributable  to the Class A shares  annually in order that MFD may pay expenses
on behalf of the Fund related to the  distribution  and servicing of its Class A
shares.  The  expenses to be paid by MFD on behalf of the Fund include a service
fee to securities  dealers which enter into a sales  agreement with MFD of up to
0.25%  per  annum  of the  portion  of  the  Fund's  average daily  net  assets
attributable  to the Class A shares owned by investors for whom that  securities
dealer  is  the  holder  or  dealer  of  record.   These  payments
are  partial
consideration for personal services and/or account maintenance performed by such
dealers  with  respect to Class A shares.  MFD may from time to time  reduce the
amount of the service fee paid for shares sold prior to a certain date.  MFD may
also retain a  distribution  fee of 0.10% per annum of the Fund's average daily
net assets attributable to Class A shares as partial
consideration for services
performed and expenses  incurred in the  performance of MFD's obligations as to
Class A shares under the  Distribution  Agreement  with the Fund.
Any remaining
funds may be used to pay for other distribution related expenses as described in
the Prospectus.  Service fees may be reduced for a securities dealer that is the
holder or dealer of record for an investor  who owns shares of the
Fund having a
net asset value at or above a certain dollar level.  No service fee will be paid
(i) to any securities dealer who is the holder or dealer of record for investors
who own shares having an aggregate net asset value less than
$750,000,  or such
other amount as may be determined  from time to time by MFD (MFD, however,  may
waive this minimum amount  requirement from time to time if the dealer satisfies
certain  criteria),  or (ii) to any insurance  company which has entered into an
agreement with the Fund and MFD that permits such insurance
company to purchase
shares  from the Fund at their  net  asset  value  in  connection with  annuity
agreements issued in connection with the insurance  company's separate accounts.
Payments under the Class A Distribution  Plan will commence on the date on which
the value of the Fund's net assets  attributable  to Class A shares first equals
or exceeds  $40,000,000,  at which time MFD intends to waive the
0.10% per annum
distribution  fee to which it is entitled  under the plan until such time as the
payment of this fee is approved by the Trust's  Board of
Trustees.  Dealers may
from time to time be required to meet certain other criteria in order to receive
service  fees.  MFD or its  affiliates  are  entitled to retain all service fees
payable  under the  Class A  Distribution  Plan for which  there is no dealer of
record  or for  which  qualification  standards  have not  been met as  partial
consideration  for  personal  services  and/or  account
maintenance   services
performed by MFD or its affiliates for shareholder accounts. Certain banks and other financial institutions that have agency agreements with MFD will receive agency transaction and service fees that are the same as commissions and service fees to dealers.

The Class A  Distribution  Plan will remain in effect until August
1, 1995,  and
will continue in effect  thereafter  only if such  continuance  is specifically
approved at least  annually by vote of both the  Trustees  and a majority of the
Trustees who are not "interested  persons" or financially
interested parties to
the  Plan  ("Class  A  Distribution  Plan  Qualified  Trustees").
The  Class  A
Distribution  Plan  requires  that the Fund and MFD each  shall provide  to the
Trustees, and the Trustees shall review, at least quarterly, a written report of
the  amounts  expended  (and  purposes  therefor)  under such
Plan.  The Class A
Distribution  Plan may be  terminated  at any time by vote of a majority  of the
Class A  Distribution  Plan  Qualified  Trustees  or by vote of the holders of a
majority of the Fund's Class A shares (as defined in "Investment
Restrictions").
Agreements  under the Class A  Distribution  Plan  must be in writing,  will be
terminated  automatically if assigned, and may be terminated at any time without
payment of any penalty,  by vote of a majority of the Class A
Distribution  Plan
Qualified Trustees or by vote of the holders of a majority of the
Fund's Class A
shares. The Class A Distribution Plan may not be amended to
increase  materially
the amount of permitted distribution expenses without the approval of a majority
of the Fund's Class A shares (as defined in "Investment
Restrictions")  and may
not be  materially  amended  in any case  without a vote of the
Trustees  and a
majority of the Class A Distribution Plan Qualified Trustees.  No
Trustee who is
not  an  "interested   person"  has  any  financial  interest  in
the  Class  A
Distribution Plan or in any related agreement.

CLASS B DISTRIBUTION PLAN: The Trustees of the Fund have adopted a Distribution
Plan relating to Class B shares (the "Class B  Distribution
Plan")  pursuant to
Section 12(b) of the 1940 Act and the Rule, after having concluded that there was a reasonable likelihood that the Class B Distribution Plan would benefit the
Fund and the Class B shareholders of the Fund. The Class B Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.


The Class B Distribution Plan provides that the Fund shall pay MFD, as the
Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to
Class B shares and will pay MFD a service fee of up to 0.25% per annum of the
Fund's average daily net assets attributable to Class B shares (which MFD will in turn pay to securities dealers which enter into a sales agreement with MFD at a rate of up to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be additional consideration for all personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. MFD will advance to dealers the first-year service fee at a rate equal to 0.25% per annum of the amount invested. As compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.
Dealers will be come eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Except in the case of the first year service fee, no service fee will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined from time to time by MFD. MFD, however, may waive this minimum amount requirement from time to time if the dealer satisfies certain criteria. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Class B Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

The purpose of distribution  payments to MFD under the Class B
Distribution Plan
is to  compensate  MFD for its  distribution  services  to the
Fund.  MFD  pays
commissions to dealers as well as expenses of printing
prospectuses and reports
used for sales  purposes,  expenses  of the  preparation  and printing of sales
literature  and  other  distribution   related  expenses,
including,   without
limitation, the cost necessary to provide distribution-related services, of personnel, travel, office expenses and equipment. The Class B Distribution Plan also provides that MFD will receive all CDSCs (see "Distribution Plans" and
"Purchases" in the Prospectus).

During the fiscal year ended November 30, 1994, the Fund incurred expenses of
$4,290,886 (equal to 1.00% of its average daily net assets) relating to the distribution and servicing of its Class B shares, of which MFD retained
$104,640.

In accordance with the Rule, all agreements relating to the Class
B Distribution
Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Class B Distribution Plan or in any agreement related to such Plan ("Class B Distribution Plan Qualified
Trustees"). The Class B Distribution Plan further provides that the selection and nomination of Class B Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office.

The Class B Distribution Plan will remain in effect until August 1, 1995 and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the
Class B Distribution Plan Qualified Trustees. The Class B Distribution Plan requires that the Fund shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Class B
Distribution  Plan may be
terminated  at any time by vote of a majority of the Class B
Distribution  Plan
Qualified Trustees or by vote of the holders of a majority of the Class B shares of the Fund (as defined in "Investment Restrictions" above). The Class B
Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of Class B shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Class B Distribution Plan Qualified Trustees. No Trustee who is not an interested person of the Fund has any financial interest in the
Class B Distribution Plan or in any related agreement.


10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND
     LIABILITIES
The Trust's Declaration of Trust permits the Trustees of the Fund to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and three other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of each of the Trust's four series, Class
A shares and Class B shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class.
Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders.
Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases - Conversion of Class B Shares" in the
Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the
Trust's or the affected series' outstanding shares (as defined in "Investment
Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.
However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the
Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


11.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's independent certified public accountants.

The Portfolio of Investments at November 30, 1994 the Statement of Assets and
Liabilities at November 30, 1994, the Statement of Operations for the year ended
November 30, 1994, the Statement of Changes in Net Assets for each of the two years in the period ended November 30, 1994, the Financial Highlights table for each of the eight years in the period ended November 30, 1994, the Notes to
Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this
SAI.





APPENDIX A


                                                    TRUSTEE
COMPENSATION TABLE


RETIREMENT BENEFIT      ESTIMATED       TOTAL TRUSTEE FEES
                                                       TRUSTEE
FEES    ACCRUED AS PART OF    CREDITED YEARS      FROM FUND AND
    TRUSTEE                                            FROM
FUND<F1>     FUND EXPENSE<F1>      OF SERVICE<F2>     FUND
COMPLEX<F3>
------------------------------------------------------------------
----------------------------------------------------------------
Walter E. Robb, III                                      $3,950
$1,790                 15              $147,274
Richard B. Bailey                                         3,275
525                 10               226,221
Marshall N. Cohan                                         3,950
1,566                 14               147,274
Sir David Gibbons                                         3,500
1,095                 13               132,024
Ward Smith                                                3,950
417                 13               147,274
Abby M. O'Neill                                           3,275
327                 10               125,924
Dr. Lawrence Cohn                                         3,500
153                 18               133,524
J. Dale Sherratt                                          3,950
175                 20               147,274

<F1>For fiscal year ended November 30, 1994
<F2>Based on normal retirement age of 75
<F3>Information  provided is for  calendar  year 1994.  All
Trustees served as Trustees of 36 funds within the MFS fund complex
    (having aggregate net assets at December 31, 1994, of approximately $9,746,460,756) except Mr. Bailey, who served as Trustee of 56 funds within the MFS fund complex (having aggregate net assets at December 31, 1994, of approximately $24,474,119,825).



                                   ESTIMATED ANNUAL BENEFITS
PAYABLE BY FUND UPON RETIREMENT<F4>




YEARS OF SERVICE
                                                           -------
-----------------------------------------------------------------
                   AVERAGE TRUSTEE FEES
3                 5                 7             10 OR MORE
------------------------------------------------------------------
-----------------------------------------------------------------
                          $2,950
$443              $ 738            $1,033            $1,475
                           3,230
485                808             1,131             1,615
                           3,510
527                878             1,229             1,755
                           3,790
569                948             1,327             1,895
                           4,070
611              1,018             1,425             2,035
                           4,350
653              1,088             1,523             2,175

<F4>Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000


DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000


CUSTODIAN AND DIVIDEND  DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
MAILING ADDRESS
P.O. Box 2281, Boston, MA 02107-9906


INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110















MFS(R)
CAPITAL GROWTH
FUND

500 BOYLSTON STREET
BOSTON, MA 02116




[Logo]
THE FIRST NAME IN MUTUAL FUNDS
                                                      MCG-13-
4/95/.5M    3/203

PORTFOLIO  OF  INVESTMENTS - November 30, 1994
Common  Stocks - 97.7%

-----------------------------------------------------------------------------
Issuer                                                   Shares         Value
-----------------------------------------------------------------------------
Aerospace - 6.8%
  Allied Signal, Inc.                                   240,000  $  7,830,000
  Lockheed Corp.                                         80,000     5,500,000
  Martin Marietta Corp.                                 200,000     8,675,000
  McDonnell Douglas Corp.                                30,000     4,185,000
                                                                 ------------
                                                                 $ 26,190,000
-----------------------------------------------------------------------------
Agricultural Products - 1.4%
  ConAgra, Inc.                                         180,000  $  5,557,500
-----------------------------------------------------------------------------
Apparel and Textiles - 5.0%
  Nike, Inc., "B"                                       140,000  $  8,942,500
  Reebok International Ltd.                             120,000     4,605,000
  VF Corp.                                              120,000     5,820,000
                                                                 ------------
                                                                 $ 19,367,500
-----------------------------------------------------------------------------
Automotive - 1.6%
  Eaton Corp.                                           130,000  $  6,191,250
-----------------------------------------------------------------------------
Banks and Credit Companies - 13.8%
  Barnett Banks, Inc.                                   120,000  $  4,725,000
  First Bank Systems, Inc.                              200,000     6,650,000
  First Security Corp.                                   40,000       975,000
  Firstar Corp.                                         160,000     4,200,000
  NBD Bancorp, Inc.                                     140,000     3,797,500
  National City Corp.                                   120,000     3,015,000
  Norwest Corp.                                         520,000    11,310,000
  SunTrust Banks, Inc.                                  180,000     8,482,500
  U.S. Bancorp                                          200,000     4,600,000
  West One Bancorp                                      220,000     5,830,000
                                                                 ------------
                                                                 $ 53,585,000
-----------------------------------------------------------------------------
Business Machines - 1.5%
  Motorola, Inc.                                        100,000  $  5,637,500
-----------------------------------------------------------------------------
Chemicals - 0.2%
  Air Products & Chemicals, Inc.                         15,000  $    665,625
-----------------------------------------------------------------------------
Computer Software - Personal Computers - 1.4%
  Honeywell, Inc.                                       180,000  $  5,265,000
-----------------------------------------------------------------------------
Conglomerates - 2.3%
  ITT Corp.                                             110,000  $  8,758,750
-----------------------------------------------------------------------------
Consumer Goods and Services - 12.3%
  Colgate-Palmolive Co.                                 175,000  $ 10,500,000
  Gillette Co.                                          160,000    11,760,000
  Leggett & Platt, Inc.                                  60,000     2,122,500
  Philip Morris Cos., Inc.                              180,000    10,755,000
  RJR Nabisco Holdings Corp.<F1>                        800,000     5,000,000
  Sara Lee Corp.                                        300,000     7,312,500
                                                                 ------------
                                                                 $ 47,450,000
-----------------------------------------------------------------------------
Containers - 1.5%
  Corning, Inc.                                         200,000  $  6,000,000
-----------------------------------------------------------------------------
PORTFOLIO  OF  INVESTMENTS  - continued
Common  Stocks - continued
-----------------------------------------------------------------------------
Issuer                                                   Shares         Value
-----------------------------------------------------------------------------
Defense Electronics - 1.4%
  Loral Corp.                                           140,000  $  5,547,500
-----------------------------------------------------------------------------
Electronics - 2.3%
  E-Systems, Inc.                                       100,000  $  3,662,500
  Intel Corp.                                            80,000     5,050,000
                                                                 ------------
                                                                 $  8,712,500
-----------------------------------------------------------------------------
Financial Institutions - 4.3%
  Beneficial Corp.                                      170,000  $  6,205,000
  GFC Financial Corp.                                   140,000     4,130,000
  State Street Boston Corp.                             200,000     6,300,000
                                                                 ------------
                                                                 $ 16,635,000
-----------------------------------------------------------------------------
Food and Beverage Products - 5.0%
  Archer-Daniels-Midland Co.                            200,000  $  5,525,000
  CPC International, Inc.                               190,000     9,737,500
  Hershey Foods Corp.                                    90,000     4,207,500
                                                                 ------------
                                                                 $ 19,470,000
-----------------------------------------------------------------------------
Insurance - 8.3%
  Allmerica Property & Casualty Co.                     180,000  $  2,700,000
  American General Corp.                                180,000     4,725,000
  American Re Corp.<F1>                                 100,000     2,587,500
  Progressive Corp. Ohio                                160,000     5,320,000
  Providian Corp.                                       160,000     4,840,000
  Torchmark, Inc.                                        18,200       600,736
  Transamerica Corp.                                    120,000     5,685,000
  UNUM Corp.                                            160,000     5,840,000
                                                                 ------------
                                                                 $ 32,298,236
-----------------------------------------------------------------------------
Medical and Health Products - 4.3%
  Johnson & Johnson                                     120,000  $  6,405,000
  Warner-Lambert Co.                                    130,000    10,058,750
                                                                 ------------
                                                                 $ 16,463,750
-----------------------------------------------------------------------------
Medical and Health Technology and Services - 0.9%
  Columbia HCA Healthcare Corp.                          90,000  $  3,408,750
-----------------------------------------------------------------------------
Oils - 4.9%
  Amoco Corp.                                           100,000  $  6,075,000
  Chevron Corp.                                         220,000     9,597,500
  Mobil Corp.                                            40,000     3,410,000
                                                                 ------------
                                                                 $ 19,082,500
-----------------------------------------------------------------------------
Photographic Products - 0.9%
  Eastman Kodak Co.                                      80,000  $  3,650,000
-----------------------------------------------------------------------------
Printing and Publishing - 4.3%
  Belo (A.H.) Corp., "A"                                 60,000  $  3,135,000
  Central Newspapers, Inc.                              100,000     2,700,000
  Times Mirror Co.                                      150,000     4,631,250
  Tribune Co.                                           120,000     6,015,000
                                                                 ------------
                                                                 $ 16,481,250
-----------------------------------------------------------------------------
PORTFOLIO  OF  INVESTMENTS  - continued
Common  Stocks - continued
-----------------------------------------------------------------------------
Issuer                                                   Shares         Value
-----------------------------------------------------------------------------
Railroads - 4.7%
  CSX Corp.                                             120,000  $  8,340,000
  Illinois Central Corp.                                180,000     5,445,000
  Norfolk Southern Corp.                                 70,000     4,235,000
                                                                 ------------
                                                                 $ 18,020,000
-----------------------------------------------------------------------------
Stores - 6.0%
  Dayton-Hudson Corp.                                    32,600  $  2,660,975
  Federated Department Stores<F1>                       200,000     4,100,000
  May Department Stores Co.                             200,000     7,250,000
  Penney (J.C.) & Co.                                   200,000     9,200,000
                                                                 ------------
                                                                 $ 23,210,975
-----------------------------------------------------------------------------
Supermarkets - 0.1%
  Albertsons, Inc.                                       15,800  $    454,250
-----------------------------------------------------------------------------
Utilities - Telephone - 1.2%
  MCI Communications Corp.                              230,000  $  4,485,000
-----------------------------------------------------------------------------
Foreign - 1.5%
  Sweden
    Astra, "B", Free (Pharmaceuticals)<F1>              100,000  $  2,677,660
    Hennes & Mauritz AB (Retail)                         40,000     2,078,500
    Skandinaviska Enskilda Banken, "A"
      (Finance)<F1>                                      50,000       302,893
    Svenska Handelsbanken, "A" (Finance)                 50,000       685,986
                                                                 ------------
                                                                 $  5,745,039
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost,
  $345,146,832)                                                  $378,332,875
-----------------------------------------------------------------------------
Short-Term Obligations - 2.9%
-----------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-----------------------------------------------------------------------------
Dow Chemical, 5.7s, due 12/01/95                       $  4,800  $  4,800,000
Federal Home Loan Bank, 5.4s, due 12/13/94                5,000     4,991,000
Federal National Mortgage Assn., 5.4s, due
  12/05/94                                                  100        99,940
Federal National Mortgage Assn., 5.42s, due
  12/23/94                                                1,500     1,495,032
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized
Cost and Value                                                   $ 11,385,972
-----------------------------------------------------------------------------
Total Investments (Identified Cost,
  $356,532,804)                                                  $389,718,847
Other  Assets,  Less  Liabilities - (0.7)%                         (2,606,759)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $387,112,088
-----------------------------------------------------------------------------

<F1> Non-income producing security.
See notes to financial statements

FINANCIAL  STATEMENTS
Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
November 30, 1994
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $356,532,804)          $389,718,847
  Cash                                                                 74,005
  Receivable for investments sold                                   6,578,425
  Receivable for Fund shares sold                                     153,153
  Dividends receivable                                              1,463,934
  Other assets                                                          8,178
                                                                 ------------
      Total assets                                               $397,996,542
                                                                 ------------
Liabilities:
  Payable for investments purchased                              $ 10,124,544
  Payable for Fund shares reacquired                                  340,238
  Payable to affiliates -
    Management fee                                                      7,983
    Distribution fee                                                    7,930
    Shareholder servicing agent fee                                     2,337
  Accrued expenses and other liabilities                              401,422
                                                                 ------------
      Total liabilities                                          $ 10,884,454
                                                                 ------------
Net assets                                                       $387,112,088
                                                                 ------------
Net assets consist of:
  Paid-in capital                                                $334,721,579
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   33,186,043
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              17,864,814
  Accumulated undistributed net investment income                   1,339,652
                                                                 ------------
      Total                                                      $387,112,088
                                                                 ------------
Shares of beneficial interest outstanding                         28,958,443
                                                                 ------------
Class A shares:
  Net asset value and redemption price per share
    (net assets of $2,607,675 / 193,365 shares of beneficial
    interest outstanding)                                           $13.49
                                                                    -----
  Offering price per share (100/94.25)                              $14.31
                                                                    -----
Class B shares:
  Net asset value, redemption price and offering price per share
    (net assets of $384,504,413 / 28,765,078 shares of
    beneficial interest outstanding)                                $13.37
                                                                    -----
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended November 30, 1994
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $ 10,254,356
    Interest                                                          435,096
                                                                 ------------
      Total investment income                                    $ 10,689,452
                                                                 ------------
  Expenses -
    Management fee                                               $  3,217,779
    Trustees' compensation                                             38,615
    Shareholder servicing agent fee (Class A)                           1,710
    Shareholder servicing agent fee (Class B)                         941,368
    Distribution and service fee (Class B)                          4,290,886
    Custodian fee                                                     166,976
    Postage                                                           113,109
    Printing                                                          110,271
    Auditing fees                                                      41,607
    Legal fees                                                         12,213
    Miscellaneous                                                     361,054
                                                                 ------------
      Total expenses                                             $  9,295,588
                                                                 ------------
          Net investment income                                  $  1,393,864
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $ 19,900,001
    Foreign currency transactions                                  (2,066,143)
                                                                 ------------
          Net realized gain on investments and foreign currency
            transactions                                         $ 17,833,858
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $(23,930,798)
    Translation of assets and liabilities in foreign currencies         2,965
                                                                 ------------
      Net unrealized (loss) on investments and foreign currency  $(23,927,833)
                                                                 ------------
        Net realized and unrealized gain (loss) on investments
          and foreign currency                                   $ (6,093,975)
                                                                 ------------
          Increase (decrease) in net assets from operations      $ (4,700,111)
                                                                 ------------
See notes to financial statements

Statement  of  Changes  in  Net  Assets
------------------------------------------------------------------------------
Year Ended November 30,                           1994                   1993
------------------------------------------------------------------------------
Increase (decrease) in net
assets:
From operations -
  Net investment income                   $  1,393,864           $    467,971
  Net realized gain on
    investments and foreign
    currency transactions                   17,833,858             35,471,988
  Net unrealized loss on
    investments and foreign
    currency                               (23,927,833)           (19,685,695)
                                          ------------           ------------
    Increase (decrease) in net
    assets from operations                $ (4,700,111)          $ 16,254,264
                                          ------------           ------------
Distributions declared to
    shareholders -
  From net investment income
    (Class A)                             $       (961)          $    --
  From net investment income
    (Class B)                                  (95,487)              (594,720)
  From net realized gain on
    investments and foreign
currency transactions (Class A)                (19,561)               --
  From net realized gain on
    investments and foreign
    currency transactions (Class B)        (35,570,518)           (18,412,636)
                                          ------------           ------------
    Total distributions declared
    to shareholders                       $(35,686,527)          $(19,007,356)
                                          ------------           ------------
Fund share (principal)
    transactions -
  Net proceeds from sale of
    shares                                $ 66,138,962           $148,569,802
  Net asset value of shares
    issued to shareholders in
    reinvestment of distributions           33,058,598             17,783,370
  Cost of shares reacquired               (125,984,050)          (145,876,247)
                                          ------------           ------------
    Increase (decrease) in net
      assets from Fund share
      transactions                        $(26,786,490)          $ 20,476,925
                                          ------------           ------------
      Total increase (decrease)
      in net assets                       $(67,173,128)          $ 17,723,833
Net assets:
  At beginning of year                     454,285,216            436,561,383
                                          ------------           ------------
  At end of year (including
    accumulated undistributed net
    investment income of
    $1,339,652 and $376,213,
    respectively)                         $387,112,088           $454,285,216
                                          ------------           ------------
See notes to financial statements

Financial  Highlights
---------------------------------------------------------------------------------------------------------
Year Ended November 30,                             1994       1993<F1>    1994         1993       1992
---------------------------------------------------------------------------------------------------------
                                                    Class A                 Class B
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $14.75     $14.58       $14.72      $14.83     $13.27
                                                    ------     ------       ------      ------     ------
Income from investment operations<F4> -
  Net investment income                             $ 0.21     $ 0.03       $ 0.04      $ 0.03     $ 0.02
  Net realized and unrealized gain (loss) on
    investments                                      (0.25)      0.14        (0.23)       0.50       2.61
                                                    ------     ------       ------      ------     ------
    Total from investment operations                $(0.04)    $ 0.17       $(0.19)     $ 0.53     $ 2.63
                                                    ------     ------       ------      ------     ------
Less distributions declared to shareholders -
  From net investment income                        $(0.06)    $ --         $ --  <F6>  $(0.02)    $ --
  From net realized gain on investments              (1.16)      --          (1.16)      (0.62)     (1.07)
                                                    ------     ------       ------      ------     ------
    Total distributions declared to shareholders    $(1.22)    $ --         $(1.16)     $(0.64)    $(1.07)
                                                    ------     ------       ------      ------     ------
Net asset value - end of period                     $13.49     $14.75       $13.37      $14.72     $14.83
                                                    ------     ------       ------      ------     ------
Total return<F5>                                   (0.47)%      5.01%<F3>  (1.52)%       3.70%      20.61%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           1.12%      0.91%<F3>    2.18%       2.15%       2.24%
  Net investment income                              1.59%      1.67%<F3>    0.32%       0.10%       0.18%
Portfolio turnover                                     50%        70%          50%         70%         65%
Net assets at end of period (000 omitted)           $2,608       $196     $384,504    $454,089    $436,561

----------------------------------------------------------------------------------------------------------
Year Ended November 30,                             1991       1990         1989        1988        1987<F2>
----------------------------------------------------------------------------------------------------------
                                                    Class B
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $11.29     $12.05       $ 9.38      $ 7.59      $ 7.50
                                                    ------     ------       ------      ------      ------
Income from investment operations -
  Net investment income                             $ 0.10     $ 0.18       $ 0.17      $ 0.12      $ 0.04
  Net realized and unrealized gain (loss) on
    investments                                       2.15      (0.75)        2.63        1.76        0.06
                                                    ------     ------       ------      ------      ------
      Total from investment operations              $ 2.25     $(0.57)      $ 2.80      $ 1.88      $ 0.10
                                                    ------     ------       ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                        $(0.14)    $(0.19)      $(0.13)     $(0.09)     $(0.01)
  From net realized gain on investments              (0.13)       --          --          --          --
                                                    ------     ------       ------      ------      ------
      Total distributions declared to shareholders  $(0.27)    $(0.19)      $(0.13)     $(0.09)     $(0.01)
                                                    ------     ------       ------      ------      ------
Net asset value - end of period                     $13.27     $11.29       $12.05      $ 9.38      $ 7.59
                                                    ------     ------       ------      ------      ------
Total return<F5>                                    20.22%    (4.80)%       30.11%      24.79%       1.41%<F3>
Ratios (to average net assets)/Supplemental data:
  Expenses                                           2.28%      2.38%        2.46%       2.17%       2.26%<F3>
  Net investment income                              0.75%      1.56%        1.56%       1.34%       0.36%<F3>
Portfolio turnover                                     86%        68%          58%         93%        139%
Net  assets at end of of period (000 omitted)     $317,375   $226,245     $202,861    $130,961    $ 88,471

<F1> For the  period  from the  commencement  of  offering  of  Class A  shares,
     September 7, 1993 to November 30, 1993.
<F2> For the period from the commencement of investment operations, December 29,
     1986 to November 30, 1987.
<F3> Annualized.
<F4> Per share data for the periods subsequent to November 30, 1992 are based on average shares outstanding.
<F5> Total  returns  for  Class A shares do not  include  the  applicable  sales charge. If the charge had been included, the results would have been lower.
<F6> The per share distribution from net investment income on Class B shares was
     $0.00312 per share.

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS
(1) Business  and  Organization
MFS Capital Growth Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

Futures Contracts - The Fund may enter into financial futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund will invest in financial futures contracts for hedging and non-hedging purposes to the extent permitted by applicable law. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The loans are collateralized at all times by cash or securities with a market value at least equal to the market value of securities loaned. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or from all or a portion of the income from investment of the collateral. The Fund would also continue to earn income on the securities loaned. At November 30, 1994, the Fund had no securities on loan.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1994, $333,977 was reclassified from accumulated undistributed net investment income, $71,997 was reclassified to accumulated undistributed net realized gain on investments, and $261,983 was reclassified to paid-in capital due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A and Class B shares. Class A shares were first offered to the public on September 7, 1993. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. Shareholders of each class also bear certain expenses that pertain only to that particular class. All shareholders bear the common expenses of the Fund pro rata, based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses, including distribution and shareholder service fees.

3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee, computed daily and paid monthly at an annual rate of 0.75% of average daily net assets, amounted to $3,217,779.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Financial Services, Inc. (FSI) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $9,266 for the year ended November 30, 1994.

Distributor - FSI, a wholly owned subsidiary of MFS, as distributor, received $6,476 as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A Distribution Plan provides that the Fund will pay FSI up to 0.35% of its average daily net assets attributable to Class A shares annually in order that FSI may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with FSI of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to FSI of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to FSI wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments will commence under the distribution plan on the date on which the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million.

The Class B Distribution Plan provides that the Fund will pay FSI a monthly distribution fee, equal to 0.75% per annum, and a quarterly service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. FSI will pay to securities dealers that enter into a sales agreement with FSI all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. Fees incurred under the distribution plan during the year ended November 30, 1994 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis and amounted to $4,290,886 (of which FSI retained $104,640).

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a share redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a share redemption within six years of purchase. FSI receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1994 were $42 and $748,310 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earned $1,710 and $941,368 for Class A and Class B shares, respectively, for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4)  Portfolio  Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $215,989,783 and $271,677,798, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $356,787,488
                                                                -----------
Gross unrealized appreciation                                  $ 44,308,948
Gross unrealized depreciation                                   (11,377,589)
                                                                -----------
    Net unrealized appreciation                                $ 32,931,359
                                                                -----------

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
Year Ended November 30,  1994                          1993<F1>
                         ----------------------        ------------------------
                         Shares          Amount        Shares          Amount
----------------------------------------------------------------------------
Shares sold              231,629   $   3,234,603         15,645   $     233,128
Shares issued to
 shareholders in
 reinvestment of
 distributions             1,363          18,815         --              --
Shares reacquired        (52,922)       (732,165)        (2,350)        (34,938)
  Net increase           180,070   $   2,521,253         13,295   $     198,190
                      ----------    ------------    -----------    ------------
<F1> For the  period  from the  commencement  of  offering  of  Class A  shares,
     September 7, 1993 to November 30, 1993.

Class B Shares
Year Ended November 30,  1994                        1993
                         ---------------------       -------------------------
                         Shares          Amount      Shares          Amount
----------------------------------------------------------------------------
Shares sold            4,507,115   $  62,904,359     10,188,081   $ 148,336,674
Shares issued to
 shareholders in
 reinvestment of
 distributions         2,390,715      33,039,783      1,240,974      17,783,370
Shares reacquired     (8,988,227)   (125,251,885)   (10,016,076)   (145,841,309)
                      ----------    ------------    -----------    ------------
  Net increase
   (decrease)         (2,090,397)  $ (29,307,743)     1,412,979   $  20,278,735
                      ----------    ------------    -----------    ------------

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS, or an affiliate of MFS, in an unsecured line of credit with a bank which permits borrowings up to $300 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1994 was $6,439.

INDEPENDENT  AUDITORS'  REPORT
To the Trustees of MFS Series Trust II and
Shareholders  of MFS Capital  Growth Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Capital Growth Fund (one of the series constituting MFS Series Trust II) as of November 30, 1994, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1994 and 1993, and the financial highlights for each of the years in the eight-year period ended November 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1994 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Capital Growth Fund at November 30, 1994, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
January 3, 1995











                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                           PROSPECTUS
                                           April 1, 1995
MFS(R) INTERMEDIATE INCOME FUND            Class A Shares of
Beneficial Interest
(A member of the MFS Family of Funds(R))   Class B Shares of
Beneficial Interest
------------------------------------------------------------------
--------------

Page

---
1. Expense Summary ...............................................
2
2. The Fund ......................................................
3
3. Condensed Financial Information ...............................
4
4. Investment Objective and Policies .............................
4
5. Investment Techniques .........................................
9
6. Management of the Fund ........................................
15
7. Information Concerning Shares of the Fund .....................
16
      Purchases ..................................................
16
      Exchanges ..................................................
21
      Redemptions and Repurchases ................................
22
      Distribution Plans .........................................
24
      Distributions ..............................................
26
      Tax Status .................................................
26
      Net Asset Value ............................................
27
      Description of Shares, Voting Rights and Liabilities .......
27
      Performance Information ....................................
27
8. Shareholder Services ..........................................
28
   Appendix A ....................................................
30
   Appendix B ....................................................
31


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

MFS INTERMEDIATE INCOME FUND
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-
5000


The  investment  objective  of MFS  Intermediate  Income Fund (the
"Fund") is to
preserve capital and provide high current income. The Fund is a non- diversified
series of MFS Series Trust II (the "Trust"),  an open-end
management  investment
company.  BECAUSE  OF THE  POLICIES  OF THE  MFS  INTERMEDIATE
INCOME  FUND  OF
INVESTING TO A SIGNIFICANT  EXTENT IN FOREIGN  SECURITIES,
INVESTMENTS  IN THIS
FUND MAY BE  SUBJECT  TO A  GREATER  DEGREE OF RISK  THAN
INVESTMENTS  IN OTHER
INVESTMENT   COMPANIES  WHICH  INVEST  ENTIRELY  IN  DOMESTIC
SECURITIES  (see
"Investment  Objective and Policies").  The minimum initial
investment generally
is $1,000 per  account  (see  "Purchases").  The Fund's
investment  adviser and
distributor  are  Massachusetts   Financial   Services  Company
("MFS"  or  the
"Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED
BY, ANY BANK AND THE SHARES ARE NOT  FEDERALLY  INSURED BY THE
FEDERAL  DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
AGENCY.



This Prospectus sets forth concisely the information concerning the Trust and
Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the
"SEC") a Statement of Additional Information, dated April 1, 1995, which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 30 for a further description of the information set forth in the Statement of Additional
Information. A copy of the Statement of Additional Information may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.




1.  EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:
CLASS A         CLASS B

-------         -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund
Shares (as a
      percentage of offering price)
 .........................................         4.75%
0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage of original
      purchase price or redemption proceeds, as applicable)
 .................      See Below<F1>       4.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees
 .........................................................
0.76%            0.76%
    Rule 12b-1 Fees (after applicable fee reduction)
 ........................         0.00%<F2>        1.00%<F3>
    Other Expenses
 ..........................................................
0.42%            0.45%

----             ----
    Total Operating Expenses (after applicable fee reduction)
 ...............         1.18%            2.21%
---------

<F1>Purchases  of $1  million or more are not  subject to an initial  sales  charge;  however,  a  contingent
    deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases").


<F2>The Fund has adopted a Distribution  Plan for its Class A shares in accordance  with Rule 12b-1 under the
    Investment  Company  Act of  1940,  as  amended  (the  "1940
Act"),  which  provides  that it  will  pay
    distribution/ service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. After a substantial period of time, distribution expenses paid under this Plan, together with the initial sales charge, may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. Rule 12b-1 fees will become payable by the Fund when the Fund's net assets attributable to Class A shares first equal or exceed $40,000,000, at which time the Fund's distributor intends to waive payment of 0.10%
    payable under the Class A Distribution Plan (see "Distribution
Plans").


<F3>The Fund has adopted a Distribution  Plan for its Class B shares in accordance  with Rule 12b-1 under the
    1940 Act, which provides that it will pay distribution/service fees aggregating up to 1.00% per annum of the average daily net assets attributable to the Class B shares (see "Distribution Plans"). After a substantial period of time, distribution expenses paid under this Plan, together with any CDSC, may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.



                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


  PERIOD                             CLASS A
CLASS B
  ------                             -------             ---------
------------

(1)
   1 year .......................      $ 59              $ 62
$ 22
   3 years ......................        83                99
69
   5 years ......................       109               138
118
  10 years ......................       184               228(2)
228(2)
---------
(1) Assumes no redemption.

(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plans".

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF
PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE
GREATER OR LESS
THAN THOSE SHOWN.


2.  THE FUND

The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The
Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of four series of shares, each of which represents a portfolio with separate investment policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Two classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge (or a CDSC in the case of certain purchases of $1 million or more) and are subject to a
Distribution Plan, providing for a distribution and service fee. Class B shares are offered at net asset value without an initial sales charge but subject to a
CDSC and a Distribution Plan providing for a distribution and service fee which are greater than the Class A distribution and service fee. Class B shares will convert to Class A shares approximately eight years after purchase.

The Trust's Board of Trustees provides broad supervision over the affairs of the
Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the
Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S.
dollar. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION


The following information should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the Statement of Additional
Information  in
reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing.

                                                       FINANCIAL
HIGHLIGHTS
                                                    Class A and
Class B Shares



YEAR ENDED NOVEMBER 30,                       1994     1993<F5>
1994      1993     1992     1991     1990     1989     1988<F4>
 -----------------------------------------------------------------
---------------------------------------------------------------
                                            Class A
Class B

PER SHARE DATA (FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD):
Net asset value --
 beginning of period ....................    $ 8.94    $ 9.11
$ 8.93    $ 8.88    $ 9.31   $ 9.23   $ 9.50  $ 9.77   $ 9.47
                                             ------    ------
------    ------    ------   ------   ------  ------   ------
Income from investment operations --
  Net investment income<F3>                  $ 0.59    $ 0.11
$ 0.47    $ 0.47    $ 0.62   $ 0.58   $ 0.59  $ 0.68   $ 0.35

  Net realized and unrealized gain (loss)
   on investments                             (0.95)    (0.17)
(0.92)     0.26     (0.26)    0.32    (0.02)  (0.08)    0.10
                                             ------    ------
------    ------    ------   ------   ------  ------   ------
    Total from investment operations         $(0.36)   $(0.06)
$(0.45)   $ 0.73    $ 0.36   $ 0.90   $ 0.57  $ 0.60   $ 0.45

Less distributions declared to shareholders --

  From net investment income  ...........      --      $(0.09)
--      $(0.45)   $(0.57)  $(0.56)  $(0.45) $(0.85)  $(0.12)
  From net realized gain on investments .      --       (0.02)
--       (0.16)    (0.15)   (0.14)    --     (0.02)   (0.03)
  From paid-in capital ..................      --         --
--         --      (0.07)   (0.12)   (0.39)    --       --
  Tax return of capital .................     (0.62)      --
(0.52)    (0.07)      --       --      --       --       --
                                             ------    ------
------    ------    ------   ------   ------  ------   ------
    Total distributions declared to
      shareholders ...                       $(0.62)   $(0.11)
$(0.52)   $(0.68)   $(0.79)  $(0.82)  $(0.84) $(0.87)  $(0.15)
                                             ------    ------
------    ------    ------   ------   ------  ------   ------
Net asset value -- end of period ........    $ 7.96    $ 8.94
$ 7.96    $ 8.93    $ 8.88   $ 9.31   $ 9.23  $ 9.50   $ 9.77
                                             ======    ======
======    ======    ======   ======   ======  ======   ======
TOTAL RETURN<F6> ........................     (4.27)%
(0.66)%<F2>(5.24)%    8.42%     3.93%   10.30%    6.59%   6.60%
14.21%<F1>
RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA:
  Expenses ..............................      1.18%     1.22%<F1>
2.22%     2.15%     2.20%    2.24%    2.33%   2.47%    2.79%<F1>
  Net investment income .................      7.10%     6.43%<F1>
5.60%     5.19%     6.70%    6.65%    6.80%   7.13%   17.14%<F1>
Portfolio turnover ......................       211%      376%
211%      376%      372%     603%     579%    433%     120%
Net assets at end of period (000 omitted)    $3,432    $  258
$292,619   $466,955 $347,588 $196,753 $126,245 $75,039  $30,858

<F1>Annualized.
<F2>Not annualized.
<F3>Per share data for periods subsequent to November 30, 1992 is based on average shares outstanding.
<F4>For the period from the commencement of investment operations,
August 1, 1988 to November 30, 1988.
<F5>For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.
<F6>Total returns for Class A shares do not include the sales charge. If the sales charge had been included, the results would have been lower.



4.  INVESTMENT OBJECTIVE AND POLICIES
The Fund seeks to preserve capital and provide high current income.


The Fund seeks to achieve its objectives by investing in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities") and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities ("Foreign Government
Securities"). The Fund will maintain an average weighted portfolio maturity of approximately seven years or less and will invest substantially all of its assets in securities with remaining maturities less than or equal to 10 years.
Under normal market conditions, the Fund's average weighted portfolio maturity will not be less than three years. The Adviser believes that this strategy will enable the Fund to preserve capital while seeking high current income.
Shorter-term U.S. and Foreign Government Securities generally are more stable and less susceptible to principal loss than longer-term securities. While shorter-term securities in most cases offer lower yields than securities with longer maturities, the Fund will seek to enhance income by writing options on
U.S. and Foreign Government Securities. Option writing can result in the loss of principal under certain market conditions. Although the percentage of the Fund's assets invested in Foreign Government Securities will vary depending on the state of the economies of the principal countries around the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Fund's portfolio is expected to be globally diversified.


For purposes of the foregoing investment policy, securities having a certain maturity will be deemed to include securities with an equivalent "duration" of such securities. "Duration" is a commonly used measure of the longevity of a debt instrument that takes into account the full stream of payments received on a debt instrument, including both interest and principal payments, based on their present values. A debt instrument's duration is derived by discounting principal and interest payments to their present value using the instrument's current yield to maturity and taking the dollar-weighted average time until those payments will be received. Contractual rights to dispose of a security, call options and prepayment assumptions may be considered in calculating duration and average maturity because such rights limit the period during which the Fund bears a market risk with respect to the security.

The U.S.  Government  Securities in which the Fund intends to invest include (i)
U.S. Treasury obligations, which differ only in their interest rates, maturities
and times of issuance:  U.S.  Treasury  bills  (maturities of one year or less);
U.S.  Treasury notes  (maturities of one to 10 years);  and
U.S.Treasury  bonds
(generally  original  maturities  of greater  than 10  years), all of which are
backed by the full faith and credit of the United States;  and
(ii)  obligations
issued   or   guaranteed   by   U.S.   Government   agencies,
authorities   or
instrumentalities, some of which are backed by the full faith and credit of the
U.S. Treasury, e.g., direct pass-through certificates of the Government National
Mortgage Association (the "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home
Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. For a description of obligations issued by U.S. Government agencies, authorities or instrumentalities, see Appendix A to this Prospectus.


U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other fixed income securities. Like other interest bearing securities, however, the values of U.S. Government Securities change as interest rates fluctuate.

The Fund may invest up to 50% of its total assets in Foreign Government
Securities of issuers considered stable by the Adviser. Such securities will be rated using Lehman Brothers Sovereign Credit Ratings which reflect BBB or better status by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's
Investors Service, Inc. ("Moody's") or, if unrated will be determined by the
Adviser to be comparable credit quality. The Fund's portfolio, under normal conditions, will include securities of a number of foreign countries.The percentage of the Fund's assets invested in Foreign Government Securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in Foreign Government
Securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries. The Foreign Government Securities in which the Fund intends to invest will generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. The Fund may hold foreign currency for hedging purposes to protect against declines in the U.S. dollar value of Foreign Government Securities held by the Fund and against increases in the U.S. dollar value of the Foreign Government Securities which the Fund might purchase. The Fund may also hold foreign currency for other purposes. (See
"Additional Risk Factors" below).

The Fund may invest up to 10% of its assets in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International
Finance Corporation;
(ii) with low-to-middle-income economies according to the International Bank for
Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above.

The Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the
Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela. Brady bonds have been issued only recently, and for that reason do not have a long payment history. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over- the-counter secondary markets. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed-rate floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the
Brady bonds. Brady bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payaments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of
Brady bonds and the history of defaults of countries issuing Brady bonds with respect to commercial bank loans by public and private entities, investments in
Brady bonds should be viewed as speculative.


Under normal circumstances, at least 65% of the assets of the Fund will be invested in income producing securities.


The Fund may also purchase  interests in trusts or other  entities representing
interests in U.S.  Government  Securities  or Foreign  Government
Securities or
holding U.S. Government  Securities or Foreign Government
Securities in amounts
sufficient to cover all payments due from such entities. The Fund may enter into
mortgage  "dollar roll"  transactions  (see  "Investment
Techniques -- Mortgage
Dollar Roll  Transactions"  below).  The securities in which the
Fund may invest
also  include  zero coupon  bonds.  The Fund may also  invest in collateralized
mortgage   obligations,   multiclass   pass-through   securities
and  stripped
mortgage-backed  securities.  (See "Investment Techniques -- Zero
Coupon Bonds",
"-- Collateralized Mortgage Obligations and Multiclass Pass-Through Securities" and "-- Stripped Mortgage-Backed Securities" below). The Fund may purchase portfolio securities on a "when-issued" or on a "forward delivery" basis (see
"Investment Techniques -- When-Issued Securities" below). In addition, the Fund may write covered call and put options and purchase call and put options on U.S.
Government Securities as well as write covered call and put "yield curve" options and purchase call and put "yield curve" options on the "spread" between two U.S. Government Securities in an effort to increase current income and for hedging purposes (see "Investment Techniques -- Options" below). The Fund may also purchase and sell interest rate futures contracts on U.S. Government
Securities or indexes of such securities and may write and purchase options on such futures contracts for hedging purposes and for non-hedging purposes, subject to applicable law (see "Investment Techniques -- Futures Contracts and
Options on Futures Contracts" below).


For hedging purposes, the Fund may also enter into forward foreign currency exchange contracts, futures contracts on foreign currencies, options on such futures contracts and options on foreign currencies (see "Investment Techniques
-- Futures Contracts and Options on Futures Contracts", "--
Forward Contracts on
Foreign  Currency  and  Precious  Metals and Other  Natural
Resources"  and "--
Options on Foreign Currencies" below). In addition, the Fund may enter into such transactions (except for options on foreign currencies) for other than hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates.

ADDITIONAL INFORMATION AS TO INVESTMENT OBJECTIVE AND POLICIES

FIXED INCOME SECURITIES -- When and if available, the Fund may purchase fixed income securities at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

ADDITIONAL RISK FACTORS -- The net asset value of the shares of an open-end investment company which may invest in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders. The
Fund seeks to maintain a relatively high, stable dividend. At times, a portion of the Fund's dividend may constitute a return of capital.

In addition, the use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies
(see "Investment
Techniques" below) may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

The Fund intends to maintain a portfolio with a significant investment in securities of non-U.S. issuers. Investing in foreign securities or on foreign exchanges may present a greater degree of risk than investing in domestic issuers. These risks include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of the Fund may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.
In that event, the Fund may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currencies underlying options on foreign currencies it has entered into, and the
Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract it has entered into. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position.
Such losses could reduce any profits or increase any losses sustained by the
Fund from the sale or redemption of securities, and could reduce the dollar value of interest of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.


The risks of investing in foreign  securities  may be intensified in the case of
investments in emerging markets.  Securities of many issuers in emerging markets
may be less liquid and more  volatile than  securities  of
comparable  domestic
issuers.   Emerging  markets  also  have  different   clearance
and  settlement
procedures,  and in certain markets there have been times when settlements have
been unable to keep pace with the volume of securities
transactions,  making it
difficult to conduct such  transactions.  Delays in  settlement could result in
temporary  periods when a portion of the assets of the Fund is uninvested and no
return is earned  thereon.  The inability of the Fund to make intended  security
purchases due to  settlement  problems  could cause the Fund to miss  attractive
investment  opportunities.  Inability to dispose of portfolio securities due to
settlement  problems could result either in losses to the Fund due to subsequent
declines in value of the  portfolio  security or, if the Fund has entered into a
contract to sell the security,  in possible liability to the purchaser.  Certain
markets may require payment for securities before delivery.
Securities prices in
emerging markets can be  significantly  more volatile than in the more developed
nations of the world,  reflecting the greater uncertainties of investing in less
established  markets and  economies.  In  particular,  countries with  emerging
markets  may  have  relatively  unstable   governments,   present
the  risk  of
nationalization   of  businesses,   restrictions   on  foreign
ownership,   or
prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions or investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.


See the Statement of Additional Information for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.


The Fund has registered as a "non-diversified" investment company. As a result, the Fund is limited as to the percentage of its assets that may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements of the Internal Revenue Code of 1986, as amended
(the "Code"). U.S. Government Securities are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence.


Given the above average investment risk inherent in the Fund, investment in shares of the Fund should not be considered a complete investment program and may not be appropriate for all investors.


SHORT-TERM INVESTMENTS FOR DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of
$1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. See Appendix B to this
Prospectus for a description of certain short-term investments.

5.  INVESTMENT TECHNIQUES

LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the
"Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government Securities maintained on a current basis at an amount at least equal to the market value of the securities loaned.
The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U S. Government Securities).


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn additional income on available cash or as a temporary defensive measure.
Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline).
As discussed in the Statement of Additional Information, the Fund has adopted certain procedures which are intended to minimize any such risk.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act")
("restricted securities"), including those that can be offered and sold to
"qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific Rule 144A security, whether such security is illiquid and thus subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments, or liquid and thus not subject to such limitation. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.


MORTGAGE DOLLAR ROLL TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the
Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar
(same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

WHEN-ISSUED  SECURITIES:  In order to help ensure the
availability  of suitable
securities  for its  portfolio,  the Fund may  purchase
securities  on a "when-
issued" or on a "forward  delivery" basis, which means that the obligations will
be delivered to the Fund at a future date usually  beyond
customary  settlement
time.  It is  expected  that,  under  normal  circumstances,  the
Fund will take
delivery  of  such  securities.  In  general,  the  Fund  does not  pay for the
securities until received and does not start earning interest on the obligations
until  the  contractual   settlement  date.  While  awaiting
delivery  of  the
obligations purchased on such bases, the Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase "when-issued" securities. See the Statement of Additional Information.

ZERO COUPON BONDS:  The Fund may invest in zero coupon bonds.
Zero coupon bonds
are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES:  The
Fund may invest in Collateralized Mortgage Obligations ("CMOs"), which are debt
obligations   collateralized   by  mortgage   loans  or  mortgage
pass-through
securities. Typically, CMOs are collateralized by certificates issued by the
GNMA,  the  Federal  National  Mortgage  Association  or the
Federal  Home Loan
Mortgage Corporation but also may be collateralized by whole loans or private mortgage pass-through securities (such as collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. The Mortgage Assets must be issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the
CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage
Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of
CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped
(securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" in the Statement of Additional Information for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The Fund may also invest in parallel  pay CMOs and  Planned
Amortization  Class
CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. For a further description of CMOs, parallel pay CMOs and PAC Bonds and the risks related to transactions therein, see the Statement of Additional Information.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may include securities that have embedded swap agreements (see "Swaps and Related Transactions"). Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.


STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. For a further description of SMBS and the risks related to transactions therein, see the Statement of Additional Information.

SWAPS AND RELATED TRANSACTIONS -- As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate.
Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated  hedging  instruments that typically involve a
small  investment  of cash  relative to the  magnitude  of risks assumed.  As a
result,  swaps can be highly  volatile and may have a
considerable  impact on a
Fund's  performance.  Swap  agreements  are  subject  to  risks related  to the
counterparty's   ability  to   perform,   and  may   decline  in
value  if  the
counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Swaps, caps, floors and collars are highly specialized  activities which involve
certain  risks.  See  the  Statement  of  Additional   Information
for  further
discussion on, and the risks involved, in, these activities.


TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: The Fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income.
The types of instruments to be purchased and sold by the Fund, the nature of the transactions which may be entered into and the risks associated therewith are described in the Statement of Additional Information, which should be read in conjunction with the following section.


OPTIONS
OPTIONS ON SECURITIES -- The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options.
These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

YIELD CURVE OPTIONS -- The Fund may also enter into options on the yield
"spread", or yield differential, between two U.S. Government Securities in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities or indices of securities, rather than the price of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities or indices. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even when the yield of one of the underlying securities or indices remains constant, if the yield spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option written by the Fund is covered if the Fund holds another call (or put) option on the yield spread between the same two securities or indices and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the
Fund's net liability under the two options. Therefore, the Fund's maximum liability for such a covered option is the difference between the amount of the
Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counter party with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the- counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- The Fund may enter into interest rate and foreign currency futures contracts. The Fund may also enter into futures contracts based on financial indices, including any index of U.S. or Foreign Government Securities.
(Unless otherwise specified, futures contracts on interest rates, financial indices, and foreign currency futures contracts are collectively referred to as
"Futures Contracts.") The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS -- The Fund may purchase and write options on interest rate and foreign currency futures contracts. The Fund may also enter into options on futures contracts based on financial indices, including any index of U.S. or Foreign Government Securities. (Unless otherwise specified, options on financial indices futures contracts, interest rate futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call
Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures
Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.


FORWARD  CONTRACTS ON FOREIGN  CURRENCY -- The Fund may enter into contracts for
the  purchase or sale of a specific  currency at a future date at a price set at
the time of the  contract  (a  "Forward  Contract").  The Fund will  enter  into
Forward Contracts for hedging and non-hedging purposes,  including transactions
entered into for the purpose of profiting  from  anticipated changes in foreign
currency  exchange  rates.  Transactions in Forward  Contracts entered into for
hedging  purposes may include forward  purchases or sales of foreign  currencies
for the purpose of protecting  the dollar value of securities denominated  in a
foreign currency or protecting the dollar equivalent of interest or dividends to
be paid on such securities.  The Fund may also enter into Forward
Contracts for
"cross hedging"  purposes,  e.g., the purchase or sale of a
Forward  Contract on
one type of currency as a hedge against  adverse  fluctuations in the value of a
second type of currency.  By entering into such transactions, however, the Fund
may be required to forgo the benefits of advantageous changes in exchange rates.
The Fund may also enter into  transactions  in Forward  Contracts for other than
hedging  purposes.  For  example,  if the Adviser  believes  that the value of a
particular  foreign currency will increase or decrease  relative to the value of
the U.S.  dollar,  the Fund may  purchase or sell such  currency, respectively,
through a Forward Contract. If the expected changes in the value of the currency
occur, the Fund will realize profits which will increase its gross income.  Such
transactions,   however,  may  be  considered   speculative  and
could  involve
significant risk of loss, as set forth below. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such
Contracts.


Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.


RISKS OF  TRANSACTIONS  IN OPTIONS,  FUTURES  CONTRACTS  AND
FORWARD  CONTRACTS:
Although the Fund will enter into  certain  transactions  in
Futures  Contracts,
Options  on  Futures  Contracts,  Forward  Contracts  and  options for  hedging
purposes,  such  transactions do involve certain risks.  For example,  a lack of
correlation  between  the index or  instrument  underlying  an option,  Futures
Contract or Forward Contract and the assets being hedged, or unexpected  adverse
price movements, could render the Fund's hedging strategy
unsuccessful and could
result in losses.  "Cross hedging"  transactions may involve greater correlation
risks.  In addition,  there can be no assurance that a liquid secondary  market
will exist for any contract  purchased or sold,  and the Fund may be required to
maintain a position until exercise or expiration,  which could result in losses.
As noted, the Fund may also enter into transactions in such
instruments  (except
for options on foreign  currencies) for other than hedging
purposes  (subject to
applicable law), including speculative transactions, which involve greater risk.
In entering into such transactions, the Fund may experience losses which are not
offset by gains on other portfolio positions, thereby reducing its gross income.
In addition,  the markets for such  instruments  may be extremely volatile from
time to time,  as discussed in the Statement of  Additional
Information,  which
could   increase  the  risks   incurred  by  the  Fund  in
entering  into  such
transactions.


Transactions in options may be entered into on U.S. exchanges regulated by the
SEC, in the over-the-counter market and on foreign exchanges, while Forward
Contracts may be entered into only in the over-the-counter market. Futures
Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. The securities underlying options and Futures Contracts traded by the Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S.
markets.

Transactions in options,  Futures  Contracts,  Options on Futures
Contracts and
Forward Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.
For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the Futures transaction will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts, Options on Futures
Contracts and Forward Contracts entered into by the Fund are set forth in greater detail in the Statement of Additional Information, which should be reviewed in conjunction with the foregoing discussion.

AGENCY  AND  U.S.  GOVERNMENT-RELATED   SECURITIES:  Agency
Securities  include
obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks;
some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage
Association. No assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so. The primary types of Agency Securities in which the
Fund invests are listed in Appendix A.

U.S. Government-related  Securities and Agency-related Securities
(collectively,
"Government-related Securities") include, but are not limited to, CMOs, SMBS and government backed trust certificates ("GBTs") (see "Investment Techniques --
Collateralized Mortgage Obligations and Multi-Class Pass-Through
Securities" and
"-- Stripped Mortgage-Backed Securities"). GBTs and certain CMOs,
SMBS and other
U.S. Government-related Securities are issued by private entities, and are not directly guaranteed by the U.S. Government or any U.S. Government agency. They are secured by the underlying collateral (U.S. Government Securities or Agency
Securities, in the case of the Fund) held by the private issuer. Furthermore, no assurance can be given that the U.S. Government will provide financial support to CMOs and SMBS issued by U.S. Government agencies because it is not obligated by law, in certain instances, to do so.

PORTFOLIO TRADING: The Fund intends to manage its portfolio by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. The
Fund will engage in portfolio trading if it believes a transaction, net of costs
(including custodian charges), will help in attaining its investment objective.
(See "Portfolio Transactions and Brokerage Commissions" in the Statement of
Additional Information.)


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair
Practice of the National  Association of Securities  Dealers,
Inc. (the "NASD")
and such other policies as the Trustees of the Fund may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the
Statement of Additional Information.


                              -----------------

The policies  described  above are not  fundamental  and may be changed  without
shareholder approval,  as may the Fund's investment  objective.  A change in the
Fund's  investment  objective  may  result  in the  Fund  having an  investment
objective  different  from  the  objective  which  the
shareholder   considered
appropriate at the time of investment in the Fund.

The  Statement  of  Additional   Information  includes  a
discussion  of  other
investment  policies  and a listing of specific  investment
restrictions  which
govern the Fund's  investment  policies.  The specific  investment restrictions
listed in the Statement of  Additional  Information  may not be
changed  without
shareholder  approval  (see  "Investment   Restrictions"  in  the
Statement  of
Additional Information). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

6. MANAGEMENT OF THE FUND

Investment  Adviser -- MFS manages the Fund pursuant to an
Investment  Advisory
Agreement  dated  September  1, 1993 (the  "Advisory  Agreement").
The  Adviser
provides the Fund with overall investment advisory and
administrative  services,
as well as  general  office  facilities.  Richard  O.  Hawkins,  a
Senior  Vice
President of the Adviser, and Stephen E. Nothern, a Senior Vice
President of the
Adviser,  have been the Fund's  portfolio  managers  since 1992.
Mr. Hawkins has
been  employed by the Adviser since 1988.  Mr.  Nothern has been employed by the
Adviser since 1986. Subject to such policies as the Trustees may determine,  the
Adviser  makes  investment   decisions  for  the  Fund.  For  its
services  and
facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.32% of the Fund's average daily net assets plus 5.65% of its daily gross income for its then-current fiscal year.


For the Fund's fiscal year ended November 30, 1994, the Fund's investment adviser, MFS, received management fees under the Fund's Advisory Agreement of
$2,849,997.

MFS also  serves as  investment  adviser  to each of the other funds in the MFS
Family of Funds (the "MFS  Funds") and to MFS(R)  Municipal
Income  Trust,  MFS
Multimarket  Income Trust, MFS Government Markets Income Trust,
MFS Intermediate
Income  Trust,   MFS  Charter  Income  Trust,   MFS  Special
Value  Trust,  MFS
Institutional  Trust,  MFS Variable  Insurance  Trust, MFS Union
Standard Trust,
MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of Compass-2 and Compass-3 combination fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management,
Inc., provide investment advice to substantial private clients.

MFS is  America's  oldest  mutual  fund  organization.  MFS and its  predecessor
organizations  have a  history  of money  management  dating  from
1924 and the
founding of the first mutual fund in the United States,
Massachusetts Investors
Trust.   Net  assets  under  the  management  of  the  MFS
organization   were
approximately  34.5  billion on behalf of  approximately  1.6 million  investor
accounts as of February 28, 1995. As of such date, the MFS
organization  managed
approximately   11.5  billion  of  assets  invested  in  equity
securities  and
approximately 19.5 billion of assets invested in fixed income securities.
Approximately $3.1 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S.
issuers. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun
Life"). The Directors of MFS are A. Keith Brodkin,  Jeffrey L.
Shames, Arnold D.
Scott,  John D. McNeil and John R. Gardner.  Mr.  Brodkin is the
Chairman,  Mr.
Shames is the President and Mr. Scott is the Secretary and a Senior Executive
Vice  President  of  MFS.  Messrs.  McNeil  and  Gardner  are the
Chairman  and
President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

A. Keith  Brodkin,  the Chairman of MFS, is the  Chairman  and
President of the
Trust. W. Thomas London,  Stephen E. Cavan,  James R. Bordewick,
Jr., Leslie J.
anberg and James O. Yost, all of whom are officers of MFS, are officers of the
Trust.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS
Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the
"Shareholder
Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.




7.  INFORMATION CONCERNING SHARES OF THE FUND
PURCHASES


Shares of the Fund may be purchased at the public offering price through any securities dealer, certain banks and other financial institutions having selling agreements with MFD. Non-securities dealer financial institutions will receive transaction fees that are the same as commission fees to dealers. Securities dealers and other financial institutions may also charge their customers service fees relating to investments in the Fund.


The Fund offers two classes of shares which bear sales charges and distribution fees in different forms and amounts:

CLASS A SHARES: Class A shares are offered at net asset value plus an initial sales charge (or CDSC in the case of certain purchases of $1 million or more) as follows:

------------------------------------------------------------------
----------------------------------------------------------------

SALES CHARGE AS<F1>

PERCENTAGE OF:
                                                          --------
-------------------------------------       DEALER ALLOWANCE

NET AMOUNT             AS A PERCENTAGE
     AMOUNT OF PURCHASE
OFFERING PRICE              INVESTED             OF OFFERING PRICE
Less than $100,000 ....................................
4.75%                    4.99%                    4.00%
$100,000 but less than $250,000 .......................
4.00                     4.17                     3.20
$250,000 but less than $500,000 .......................
2.95                     3.04                     2.25
$500,000 but less than $1,000,000 .....................
2.20                     2.25                     1.70
$1,000,000 or more ....................................
None<F2>                   None<F2>             See Below<F2>
------------------------

<F1>Because of rounding in the  calculation  of offering  price, actual sales charges may be more or less than those calculated using the percentages above.

<F2>A CDSC may apply in certain circumstances. MFD will pay a commission on purchases of $1 million or more.



No sales charge is payable at the time of purchase of Class A shares on investments of $1 million or more. However, a CDSC may be imposed on such investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares.

In determining whether a CDSC on such Class A shares is payable, and, if so, the
amount of the charge,  it is assumed that shares not subject to the CDSC are the
first redeemed followed by other shares held for the longest period of time. All
investments  made during a calendar  month,  regardless of when during the month
the  investment  occurred,  will age one  month on the last day of the month and
each subsequent month. Except as noted below, the CDSC on Class A shares will be
waived in the case of: (i)  exchanges  (except  that if the shares acquired  by
exchange were then redeemed within 12 months of the initial
purchase (other than
in connection  with subsequent  exchanges to other MFS Funds), the charge would
not be waived);  (ii)  distributions  to  participants  from a retirement  plan
qualified under section 401(a) of the Code (a "Retirement  Plan"), due to: (a) a
loan from the plan (repayments of loans,  however, will constitute new sales for
purposes of assessing the CDSC); (b) "financial  hardship" of the participant in
the  plan,   as  that  term  is   defined   in   Treasury
Regulation   Section
1.401(k)-1(d)(2),  as  amended  from  time  to  time;  or  (c)
the  death  of a
participant  in  such a  plan;  (iii)  distributions  from a
403(b)  plan or an
Individual Retirement Account ("IRA"), due to death,  disability, or attainment
of age 59 1/2;  (iv)  tax-free  returns of excess  contributions to an IRA; (v)
distributions by other employee benefit plans to pay benefits;
and (vi) certain
involuntary  redemptions and  redemptions in connection  with certain  automatic
withdrawals  from a qualified  Retirement  Plan. The CDSC on Class
A shares will
not be waived, however, if the Retirement Plan withdraws from the
Fund except if
that Retirement Plan has invested its assets in Class A shares of one or more of
the MFS Funds for more than 10 years  from the later to occur of
(i)  January 1,
1993 or (ii) the date such  Retirement  Plan first invests its assets in Class A
shares  of one or more of the MFS  Funds,  the CDSC on  Class A shares  will be
waived  in the  case of a  redemption  of all of the  Retirement
Plan's  shares
(including  shares of any other class) in all MFS Funds (i.e., all the assets of
the  Retirement  Plan  invested  in  the  MFS  Funds  are
withdrawn),   unless,
immediately prior to the redemption, the aggregate amount invested by the
Retirement Plan in Class A shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four year period equals 50% or more of the total value of the Retirement Plan's assets in the MFS Funds, in which case the
CDSC will not be waived. The CDSC on Class A shares will be waived upon redemption by a Retirement Plan where the redemption proceeds are used to pay expenses of the Retirement Plan or certain expenses of participants under the
Retirement Plan (e.g., participant account fees), provided that the Retirement
Plan's sponsor subscribes to the MFS Fundamental 401(k) Plan\s/\m/ or another similar recordkeeping system made available by the Shareholder Servicing Agent.
The CDSC on Class A shares will be waived upon the transfer of registration from shares held by a Retirement Plan through a single account maintained by the
Shareholder Servicing Agent to multiple Class A share accounts maintained by the
Shareholder Servicing Agent on behalf of individual participants in the
Retirement Plan, provided that the Retirement Plan's sponsor subscribes to the
MFS Fundamental 401(k) Plan\s/\m/ or another similar recordkeeping system made available by the Shareholder Servicing Agent. Any applicable CDSC will be deferred upon an exchange of Class A shares of the Fund for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the
"Units"), and the CDSC will be deducted from the redemption proceeds when such
Units are subsequently redeemed (assuming the CDSC is then payable). No CDSC will be assessed upon an exchange of Units for Class A shares of the Fund. For purposes of calculating the CDSC payable upon redemption of Class A shares of the Fund or Units acquired pursuant to one or more exchanges, the period during which the Units are held will be aggregated with the period during which the
Class A shares are held. MFD shall receive all CDSCs which it intends to apply for the benefit of the Fund.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately
3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain MFS Funds and other funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of
Accumulation, Letter of Intent and Group Purchases privileges by which the sales charge may be reduced is set forth in the Statement of Additional Information.
In addition, MFD will pay a commission to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales up to
$5 million, plus 0.25% on the amount in excess of $5 million. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commissions to be paid during that period with respect to such account.

Class A shares of the Fund may be sold at their net asset value to the  officers
of the  Trust,  to any of the  subsidiary  companies  of Sun Life, to  eligible
Directors,  officers, employees (including retired employees) and agents of MFS,
Sun  Life  or  any  of  their  subsidiary  companies,  to  any trust,  pension,
profit-sharing  or any other benefit plan for such persons,  to any trustees and
retired  trustees of any investment  company for which MFD serves as distributor
or principal underwriter,  and to certain family members of such individuals and
their spouses,  provided the shares will not be resold except to the Fund. Class
A shares of the Fund may be sold at net asset  value to any
employee,  partner,
officer  or  trustee of any  sub-adviser  to any MFS Fund and to certain  family
members  of such  individuals  and  their  spouses,  or to any trust,  pension,
profit-sharing or other retirement plan for the sole benefit of such employee or
representative,  provided  such  shares  will not be resold
except to the Fund.
Class A shares  of the Fund may  also be sold at their  net  asset value to any
employee  or  registered   representative  of  any  dealer  or
other  financial
institution  which has a sales agreement with MFD or its
affiliates,  to certain
family members of such employees or representatives and their spouses, or to any
trust, pension,  profit-sharing or other retirement plan for the sole benefit of
such  employee  or  representative,  as well  as to  clients  of the  MFS  Asset
Management,  Inc.  Class A shares  may be sold at net asset
value,  subject  to
appropriate  documentation through a dealer where the amount invested represents
redemption proceeds from a registered open-end management
investment company not
distributed or managed by MFD or its affiliates if: (i) the
redeemed shares were
subject to an initial  sales charge or a deferred  sales charge
(whether or not
actually imposed);  (ii) such redemption has occurred no more than
90 days prior
to the  purchase of Class A shares of the Fund;  and (iii) the
Fund,  MFD or its
affiliates  have not agreed  with such  company or its
affiliates,  formally or
informally,  to sell  Class A shares at net assets  value or provide  any other
incentive with respect to such  redemption and sale.  Class A shares of the Fund
may  also be sold at net  asset  value  where  the  amount
invested  represents
redemption proceeds from the MFS Fixed Fund. In addition,  Class A shares may be
sold at their net asset value in connection  with the acquisition or liquidation
of the assets of other  investment  companies  or  personal
holding  companies.
Insurance  company separate  accounts may purchase Class A shares of the Fund at
their net asset value.  Class A shares of the Fund may be
purchased at net asset
value by retirement plans whose third party  administrators have entered into an
administrative  services  agreement with MFD or one or more of its affiliates to
perform  certain  administrative   services,   subject  to
certain  operational
requirements specified from time to time by MFD or one or more of its affiliates. Class A shares of the Fund may be purchased at net asset value through certain broker- dealers and other financial institutions which have entered into an agreement with MFD which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares of the Fund may be purchased at net asset value by certain retirement plans subject to the Employee Retirement Income
Security Act of 1974,
as amended, subject to the following:

    (i) The sponsoring organization must demonstrate to the satisfaction of MFD that either (a) the employer has at least 25 employees or (b) the aggregate purchases by the retirement  plan of Class A shares of the MFS
Funds will be
    in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion; and


    (ii) a CDSC of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases.



Dealers who initiate and are  responsible for purchases of Class A shares of the
Fund in this manner will be paid a commission by MFD, as follows:
1.00% on sales
up to $5 million,  plus 0.25% on the amount in excess of $5
million;  provided,
however,  that MFD may pay a  commission,  on sales in excess of
$5  million  to
certain   retirement  plans,  of  1.00%  to  certain  dealers
which,  at  MFD's
invitation, enter into an agreement with MFD in which the dealer agrees to return any commission paid to it on the sale (or on a pro rata portion thereof) if the shareholder redeems his or her shares within a period of time after purchase as specified by MFD. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commissions to be paid during that period with respect to such account.

Class A shares of the Fund may be purchased at net asset value by retirement plans qualified under section 401(k) of the Code through certain broker- dealers and other financial institutions which have entered into an agreement with MFD which includes certain minimum size qualifications for such retirement plans and provides that the broker-dealer or other financial institution will perform certain administrative services with respect to the plan's account. Class A shares of the Fund may be sold at net asset value through the automatic reinvestment of Class A and Class B distributions which constitute withdrawals from qualified retirement plans. Furthermore, Class A shares of the Fund may be sold at net asset value through the automatic reinvestment of distributions of dividends and capital gains of other MFS Funds pursuant to the Distribution
Investment Program (see "Shareholder Services" in the Statement of Additional
Information).


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:

                          YEAR OF
CONTINGENT
                        REDEMPTION
DEFERRED SALES
                      AFTER PURCHASE
CHARGE
                      --------------                            --
-------------
  First ....................................................
4%
  Second ...................................................
4%
  Third ....................................................
3%
  Fourth ...................................................
3%
  Fifth ....................................................
2%
  Sixth ....................................................
1%
  Seventh and following ....................................
0%

For Class B shares purchased prior to January 1, 1993, the Fund imposes a CDSC as a percentage of redemption proceeds as follows:

                          YEAR OF
CONTINGENT
                        REDEMPTION
DEFERRED SALES
                      AFTER PURCHASE
CHARGE
                      --------------                            --
-------------
  First ....................................................
6%
  Second ...................................................
5%
  Third ....................................................
4%
  Fourth ...................................................
3%
  Fifth ....................................................
2%
  Sixth ....................................................
1%
  Seventh and following ....................................
0%

CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. See "Redemptions and Repurchases --
Contingent Deferred Sales Charge" for further discussion of the CDSC.


The CDSC on Class B shares  will be  waived  upon the  death or disability  (as
defined in section  72(m)(7) of the Code) of any investor,
provided the account
is registered (i) in the case of a deceased  individual,  solely in the deceased
individual's name, (ii) in the case of a disabled individual, solely or jointly
in the disabled individual's name or (iii) in the name of a living trust for the
benefit of the deceased or disabled individual.  The CDSC on Class
B shares will
also be waived in the case of  redemptions  of shares of the Fund pursuant to a
systematic  withdrawal  plan.  In  addition,  the CDSC on Class B shares will be
waived in the case of distributions from an IRA, SAR-SEP or any other retirement
plan  qualified  under  sections  401(a) or 403(b) of the Code, due to death or
disability,  or in the  case of  required  minimum  distributions from any such
retirement plan due to attainment of age 70 1/2. The CDSC on Class
B shares will
be waived in the case of distributions from a Retirement Plan due to (i) returns
of excess  contribution  to the plan,  (ii)  retirement of a participant  in the
plan, (iii) a loan from the plan (repayments of loans,  however, will constitute
new sales for purposes of assessing the CDSC), (iv) "financial hardship" of the
participant in the plan, as that term is defined in Treasury
Regulation Section
1.401(k)-1(d)(2),  as  amended  from  time  to  time,  and  (v)
termination  of
employment of the  participant  in the plan  (excluding,  however, a partial or
other termination of the plan). The CDSC on Class B shares will be waived in the
case of distributions  from a SAR-SEP due to (i) returns of excess contribution
to the plan, (ii) retirement of a participant in the plan and
(iii)  termination
of employment of the participant in the plan (excluding,  however, a partial or
other  termination of the plan).  The CDSC on Class B shares will also be waived
upon  redemption  by  (i)  officers  of the  Fund,  (ii)  any of the  subsidiary
companies of Sun Life, (iii) eligible Directors,  officers,
employees (including
retired  and  former  employees)  and  agents  of MFS,  Sun Life or any of their
subsidiary  companies,  (iv) any  trust,  pension,  profit-sharing or any other
benefit plan for such  persons,  (v) any  trustees  and retired trustees of any
investment company for which MFD serves as distributor or
principal underwriter,
and (vi) certain family members of such individuals and their spouses,  provided
in each case that the shares will not be resold except to the
Fund.  The CDSC on
Class B shares will also be waived in the case of redemptions by any employee or
registered representative of any dealer or other financial
institution which has
a sales  agreement  with MFD, by certain  family members of any such employee or
representative and their spouses, by any trust, pension, profit-
sharing or other
retirement plan for the sole benefit of such employee or
representative  and by
clients of the MFS Asset  Management,  Inc. A Retirement  Plan
that has invested
its  assets  in Class B shares  of one or more of the MFS Funds for more than 10
years  from  the  later to occur  of (i)  January  1,  1993 or
(ii) the date the
Retirement Plan first invests its assets in Class B shares of one or more of the
MFS  Funds  will  have  the  CDSC on  Class B  shares  waived  in the  case of a
redemption of all the Retirement  Plan's shares  (including
shares of any other
class) in all MFS Funds (i.e., all the assets of the Retirement
Plan invested in
the  MFS  Funds  are  withdrawn),  except  that  if,  immediately prior  to the
redemption,  the aggregate  amount  invested by the  Retirement
Plan in Class B
shares of the MFS Funds (excluding the reinvestment of
distributions) during the
prior four year period  equals 50% or more of the total value of the  Retirement
Plan's  assets in the MFS Funds,  then the CDSC will not be
waived.  The CDSC on
Class B shares will be waived upon  redemption  by a  Retirement
Plan where the
redemption  proceeds are used to pay expenses of the Retirement
Plan or certain
expenses of participants  under the Retirement Plan (e.g.,
participant  account
fees),  provided  that  the  Retirement  Plan's  sponsor
subscribes  to the MFS
Fundamental  401(k)  Plan\s/\m/  or another  similar
recordkeeping  system made
available by the Shareholder Servicing Agent. The CDSC on Class B
shares will be
waived upon the transfer of  registration  from shares held by a
Retirement Plan
through  a single  account  maintained  by the  Shareholder
Servicing  Agent to
multiple  Class B share  accounts  provided that the  Retirement
Plan's sponsor
subscribes  to  the  MFS  Fundamental   401(k)  Plan\s/\m/  or
another  similar
recordkeeping system made available by the Shareholder Servicing Agent. The CDSC on Class B shares may also be waived in connection with the acquisition or liquidation of the assets of other investment companies or personal holding companies.


CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Distribution Plan applicable to Class B shares. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class
A shares. The portion will be determined by the ratio that the shareholder's
Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through such reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the
Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


GENERAL: Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is
$50 per account. Accounts being established for participation in the Automatic
Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.

For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand- held calculator, or (ii) make a nominal charitable contribution on their behalf.


A shareholder whose shares are held in the name of, or controlled by, an investment dealer, might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


Purchases and exchanges  should be made for  investment  purposes only. The Fund
and MFD each  reserve  the right to reject  any  specific
purchase  order or to
restrict   purchases   by  a   particular   purchaser   (or  group
of   related
purchasers).The Fund or MFD may reject or restrict any purchases by a particular purchaser or group, for example, when such purchase is contrary to the best interests of the Fund's other shareholders or otherwise would disrupt the management of the Fund.

MFD may enter into an agreement with shareholders who intend to make exchanges among certain classes of certain MFS Funds (as determined by MFD) which follow a timing pattern, and with individuals or entities acting on such shareholders' behalf (collectively, "market timers"), setting forth the terms, procedures and restrictions with respect to such exchanges. In the absence of such an agreement, it is the policy of the Fund and MFD to reject or restrict purchases by market timers if (i) more than two exchange purchases are effected in a timed account in the same calendar quarter or (ii) a purchase would result in shares being held in timed accounts by market timers representing more than (x) one percent of the Fund's net assets or (y) specified dollar amounts in the case of certain MFS Funds which may include the Fund and which may change from time to time. The Fund and MFD each reserve the right to request market timers to redeem their shares at net asset value, less any applicable CDSC, if either of these restrictions is violated.

Securities  dealers  and other  financial  institutions  may receive  different
compensation  with respect to sales of Class A and Class B shares.
From time to
time, MFD may pay dealers 100% of the applicable  sales charge on sales of Class
A shares of certain  specified  MFS Funds sold by such dealer during a specified
sales period.  In addition,  MFD or its  affiliates  may, from time to time, pay
dealers an additional commission equal to 0.50% of the net asset value of all of
the Class B shares of  certain  specified  Funds  sold by such dealer  during a
specified sales period. In addition, from time to time, MFD, at its expense, may
provide   additional   commissions,   compensation  or
promotional   incentives
("concessions") to dealers which sell shares of the Fund. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events.
In some instances, these concessions may be offered to dealers or only to certain dealers who have sold or may sell, during specified periods, certain minimum amounts of shares of the Fund. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by the laws of any state or any self-regulatory agency, such as the NASD.

The Glass-Steagall Act prohibits national banks from engaging in the business of
underwriting,  selling or  distributing  securities.  Although the scope of the
prohibition has not been clearly defined,  MFD believes that such
Act should not
preclude  banks from  entering  into agency  agreements  with MFD
(as  described
above).  If, however,  a bank were prohibited from so acting, the
Trustees would
consider  what  actions,  if any,  would be  necessary  to
continue  to provide
efficient  and  effective   shareholder   services.  It  is  not
expected  that
shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein, and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

EXCHANGES
Subject to the  restrictions  set forth  below,  some or all of the shares in an
account with the Fund for which payment has been received by the
Fund (i.e.,  an
established account) may be exchanged for shares of the same class of any of the
other MFS Funds (if available for sale) at net asset value.
Shares of one class
may not be exchanged for shares of any other class.  Exchanges will be made only
after  instructions  in writing or by  telephone  (an  "Exchange
Request")  are
received for an established account by the Shareholder Servicing
Agent in proper
form (i.e., if in writing -- signed by the record owner(s) exactly as the shares
are registered; if by telephone -- proper account identification is given by the
dealer or shareholder  of record);  and each exchange must involve either shares
having an aggregate value of at least $1,000 ($50 in the case of retirement plan
participants  whose  sponsoring  organizations  subscribe to the
MFS FUNDamental
401(k) Plan or another similar 401(k) recordkeeping system made available by the
Shareholder  Servicing Agent) or all the shares in the account.
If the Exchange
Request  is  received  by the  Shareholder  Servicing  Agent  in writing  or by
telephone  on any  business  day prior to the close of  regular trading  on the
Exchange,  the exchange  usually will occur on that day if all the requirements
set  forth  above  have  been  complied  with at that  time.  No more  than five
exchanges  may be made in any one  Exchange  Request  by
telephone.  Additional
information  concerning this exchange  privilege and prospectuses for any of the
other MFS Funds may be  obtained  from  investment  dealers  or the  Shareholder
Servicing Agent. A shareholder  should read the prospectus of the other MFS Fund
and consider the  differences  in  objectives  and  policies before  making any
exchange.  For federal and (generally) state income tax purposes, an exchange is
treated as a sale of the shares  exchanged  and,  therefore,  an exchange  could
result in a gain or loss to the  shareholder  making the exchange.
Exchanges by
telephone are automatically  available to most  non-retirement plan accounts and
certain retirement plan accounts. For further information
regarding exchanges by
telephone see "Redemptions By Telephone." The exchange  privilege
(or any aspect
of it) may be changed  or  discontinued  and is subject to certain limitations,
including   certain   restrictions  on  purchases  by  market
timers.   Special
procedures, privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement (see "Purchases").

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the amount in his account on any date on which the Fund is open for business by redeeming shares at their net asset value or by selling such shares to the Fund through a dealer (a repurchase). Since the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks); payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. Payment of redemption proceeds may be delayed for up to seven days from the redemption date if the Fund determines that such a delay would be in the best interest of all its shareholders.

A. REDEMPTION BY MAIL -- Each shareholder has the right to redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder
Servicing Agent (see back cover for address) a stock power with a written request for redemption or a letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer."Good order" generally means that the stock power, written request for redemption, letter of instruction or share certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" may require the furnishing of additional documents. The
Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash, of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or to the extent otherwise permitted by the 1940 Act, if an emergency exists (see "Tax Status").

B. REDEMPTION BY TELEPHONE -- Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-
2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a commercial bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge. As a special service, investors may arrange to have proceeds in excess of $1,000 wired in federal funds to the designated account. If a telephone redemption request is received by the
Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the
Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

C. REPURCHASE THROUGH A DEALER -- If a shareholder desires to sell his shares at net asset value through his securities dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF
REGULAR  TRADING ON THE EXCHANGE AND  COMMUNICATES IT TO MFD
BEFORE THE CLOSE OF
BUSINESS  ON THE SAME DAY,  THE  SHAREHOLDER  WILL  RECEIVE  THE
NET ASSET VALUE
CALCULATED ON THAT DAY.

D. REDEMPTION BY CHECK -- Class A shares may be redeemed by check. A shareholder owning Class A shares of the Fund may elect to have a special account with State
Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A shares from his or her account by check. The Bank will provide each Class A shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account
Application) with signature guaranteed in the manner set forth under the caption
"Signature Guarantee", and must return any Class A share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the
Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A
SHARES BY CHECK  (INCLUDING  CERTIFIED  CHECKS OR  CASHIER'S
CHECKS)  MAY WRITE
CHECKS AGAINST THOSE SHARES ONLY AFTER THEY HAVE BEEN ON THE
FUND'S BOOKS FOR 15
DAYS.  WHEN SUCH A CHECK IS  PRESENTED  TO THE BANK FOR  PAYMENT,
A  SUFFICIENT
NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE
AMOUNT OF THE
CHECK,  ANY  APPLICABLE  CDSC AND THE AMOUNT OF ANY INCOME  TAX
REQUIRED  TO BE
WITHHELD.  IF THE AMOUNT OF THE CHECK IS  GREATER  THAN THE VALUE
OF THE CLASS A
SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE
RETURNED UNPAID, AND
THE  SHAREHOLDER  MAY BE  SUBJECT TO EXTRA  CHARGES.  SHAREHOLDERS
ARE  ADVISED
AGAINST  REDEEMING  ALL OR MOST OF THEIR ACCOUNT BY CHECK BECAUSE
WHEN THE CHECK
IS WRITTEN,  THE SHAREHOLDER  WILL NOT KNOW THE EXACT TOTAL VALUE
OF THE ACCOUNT
ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but the Fund reserves the right to impose such charges or to modify or terminate the redemption by check privilege at any time. If a shareholder's Class A shares are subject to a CDSC (due to a purchase of $1 million or more), the shareholder should ensure that there are sufficient funds in the account to cover the check and the CDSC.

GENERAL: Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of
Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the Statement of
Additional Information regarding this privilege.


Subject to the Fund's compliance with applicable regulations, the Fund has reserved the right to pay the redemption or repurchase price of shares of the
Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or transaction charges in converting the securities to cash.

Due to the relatively high cost of maintaining small accounts, the
Fund reserves
the right to redeem  shares in any account for their  then-current value (which
will be promptly paid to the shareholder) if at any time the total investment in
such  account  drops below $500  because of  redemptions,  except in the case of
accounts  established  for monthly  automatic  investments  and certain  payroll
savings programs,  Automatic Exchange Plan accounts and tax-
deferred  retirement
plans,  for  which  there  is  a  lower  minimum  investment
requirement.   See
"Purchases". Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.
No CDSC will be
imposed with respect to such involuntary redemptions.


SIGNATURE GUARANTEE: In order to protect shareholders to the greatest extent possible against fraud, the Fund requires in certain instances as indicated above that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.


CONTINGENT DEFERRED SALES CHARGE -- Investments ("Direct Purchases") will be subject to a CDSC for a period of 12 months (in the case of purchases of $1 million or more of Class A shares) or six years (in the case of purchases of
Class B shares). Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class
B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.
At the time of a redemption, the amount by which the value of a shareholder's account for a particular class represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares").


Therefore, at the time of redemption of shares of a particular class, (i) any
Free Amount is not subject to the CDSC, and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but
(iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a
CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate.
The CDSC to be imposed upon redemptions will be calculated as set forth in
"Purchases" above.


The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except that, with respect to transfers of registration to an IRA rollover account, the CDSC will be waived if the shares being reregistered would have been eligible for a CDSC waiver had they been redeemed.

DISTRIBUTION PLANS

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the
"Rule"), after having concluded that there is a reasonable likelihood that the plans would benefit the Fund and its shareholders.

     CLASS A DISTRIBUTION  PLAN. The Class A Distribution Plan
provides that the
Fund  will  pay  MFD a  distribution/service  fee  aggregating  up to  (but  not
necessarily all of) 0.35% of the average daily net assets
attributable to Class
A shares  annually  in order  that MFD may pay  expenses  on behalf of the Fund
related to the distribution and servicing of Class A shares.  The expenses to be
paid by MFD on behalf of the Fund  include a service fee to
securities  dealers
which  enter  into a sales  agreement  with MFD of up to 0.25%
per annum of the
Fund's average daily net assets attributable to Class A shares that are owned by
investors  for whom such  securities  dealer is the  holder or dealer of record.
This fee is  intended  to be partial  consideration  for all personal  services
and/or account maintenance services rendered by the dealer with respect to Class
A shares.  MFD may from time to time  reduce the amount of the service fee paid
for shares sold prior to a certain date. MFD will also retain a distribution fee
of 0.10% per annum of the Fund's average daily net assets
attributable to Class
A shares as partial  consideration for services  performed and expenses incurred
in the performance of MFD's  obligations  under its distribution agreement with
the Fund. In addition,  to the extent that the  aggregate of the foregoing  fees
does not  exceed  0.35% per annum of the  average  daily net assets of the Fund
attributable   to  Class  A  shares,   the  Fund  is   permitted
to  pay  other
distribution-related  expenses, including commissions to dealers and payments to
wholesalers  employed  by MFD for  sales at or  above a  certain dollar  level.
Payments under the Class A Distribution  Plan will commence on the date on which
the value of the Fund's net assets  attributable  to Class A shares first equals
or exceeds  $40,000,000,  at which time MFD intends to waive the
0.10% per annum
distribution  fee to which it is entitled  under the plan until such time as the
payment of this fee is approved by the Trust's  Board of Trustees.
Fees payable
under the Class A Distribution Plan are charged to, and therefore reduce, income
allocated to Class A shares. Service fees may be reduced for a securities dealer
that is the holder or dealer of record for an  investor  who owns shares of the
Fund having a net asset value at or above a certain  dollar
level.  Dealers may
from time to time be  required  to meet  certain  criteria  in order to  receive
service  fees.  MFD or its  affiliates  are  entitled to retain all service fees
payable under the Class A Rule Distribution Plan for which there is no dealer of
record  or for  which  qualification  standards  have not  been met as  partial
consideration  for  personal  services  and/or  account
maintenance   services
performed by MFD or its affiliates to shareholder accounts. Certain banks and other financial institutions that have agency agreements with MFD will receive service fees that are the same as service fees to dealers.

     CLASS B DISTRIBUTION  PLAN. The Class B Distribution Plan
provides that the
Fund will pay MFD a daily  distribution fee equal on an annual basis to 0.75% of
the Fund's average daily net assets  attributable to Class B shares and will pay
MFD a  service  fee of up to 0.25%  per annum of the  Fund's average  daily net
assets  attributable to Class B shares (which MFD will in turn pay to securities
dealers which enter into a sales agreement with MFD at a rate of up to 0.25% per
annum of the  Fund's  average  daily net assets  attributable  to
Class B shares
owned by investors  for whom that  securities  dealer is the holder or dealer of
record).  This service fee is intended to be  additional
consideration  for all
personal  services and/or account  maintenance  services  rendered by the dealer
with respect to Class B shares. Fees payable under the Class B
Distribution Plan
are charged to, and therefore  reduce,  income allocated to Class
B shares.  The
Class B  Distribution  Plan  also  provides  that MFD  will
receive  all  CDSCs
attributable  to Class B shares (see  "Redemptions  and
Repurchases  of Shares"
above),  which do not reduce the  distribution  fee. MFD will pay commissions to
dealers of 3.75% of the purchase price of shares purchased through dealers.  MFD
will also advance to dealers the first year service fee at a rate equal to 0.25%
of the  purchase  price of such shares and, as  compensation therefor,  MFD may
retain the  service  fee paid by the Fund with  respect  to such shares for the
first year after purchase. Therefore, the total amount paid to a dealer upon the
sale of shares is 4.00% of the purchase price of the shares
(commission rate of
3.75% plus  service  fee equal to 0.25% of the  purchase  price).
Dealers  will
become  eligible  for  additional  service  fees  with  respect to such  shares
commencing in the thirteenth month following the purchase. Dealers may from time
to time be required to meet certain  criteria in order to receive service fees.
MFD or its  affiliates are entitled to retain all service fees payable under the
Class B  Distribution  Plan for which  there is no dealer of record or for which
qualification  standards have not been met as partial
consideration for personal
services and/or account maintenance  services performed by MFD or its affiliates
to shareholder  accounts.  The purpose of the distribution
payments to MFD under
the Class B Distribution Plan is to compensate MFD for its
distribution services
to the Fund. Since MFD's compensation is not directly tied to its expenses,  the
amount of compensation  received by MFD during any year may be more or less than
its actual expenses.  For this reason, this type of distribution fee arrangement
is  characterized  by the  staff  of  the  SEC as  being  of the
"compensation"
variety.However,  the Fund is not liable  for any  expenses
incurred  by MFD in
excess of the amount of compensation it receives.  The expenses incurred by MFD,
including commissions to dealers, are likely to be greater than the distribution
fees for the next several years,  but thereafter  such expenses may be less than
the  amount  of  the  distribution  fees.  Certain  banks  and other  financial
institutions   that  have  agency   agreements  with  MFD  will
receive  agency
transaction and service fees that are the same as commissions and service fees to dealers.

DISTRIBUTIONS

     The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on a monthly basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income, including short-term capital gains from the sales of securities or other assets and premiums from options written, over a longer term, rather than its actual net investment income for the period.
If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distribution may constitute a return of capital. Distributions from short-term capital gains, if any, from the sale of securities or other assets, and of all or a portion of premiums received from options (including premiums received on options written and expected to be earned over the near term), are expected to be made monthly. In addition, the
Fund will make one or more distributions during the calendar year to its shareholders from any long-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

TAX STATUS

The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a
"regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is expected that the Fund will not be required to pay entity level federal income or excise taxes, although foreign-source income earned by the Fund may be subject to foreign withholding taxes. Shareholders of the Fund normally will have to pay federal income taxes, (and any state and local taxes), on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares.

Dividends of the Fund that are derived from interest on obligations of the U.S.
Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon a disposition of such obligations) may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes. Residents of certain states may be subject to an intangible tax or a personal property tax on all or a portion of the value of their shares.

A statement setting forth the federal income tax status of all dividends and distributions for each calendar year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion representing interest on U.S. Government obligations, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld will be sent to each shareholder promptly after the end of such calendar year.

Fund   distributions   will  reduce  the  Fund's  net  asset
value  per  share.
Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The  Fund  intends  to  withhold  U.S.  federal  income  tax at a rate of 30% on
dividends and certain other  payments that are subject to such withholding  and
that are made to persons who are neither  citizens  nor  residents of the U.S.,
regardless of whether a lower rate may be permitted  under an applicable  law or
treaty.  The Fund is also  required  in certain  circumstances  to apply  backup
withholding  of 31% on taxable  dividends  and  redemption
proceeds paid to any
shareholder  (including a shareholder who is neither a citizen nor a resident of
the  U.S.)  who  does  not  furnish  to  the  Fund   certain
information   and
certifications  or who is  otherwise  subject  to backup
withholding.  However,
backup  withholding  will  not  be  applied  to  payments  which have  had  30%
withholding taken. Prospective investors should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.

NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to that class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the
Statement of Additional Information. All investments and assets are expressed in
U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund, one of four series of the Trust, has two classes of shares, entitled
Class A and Class B Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters.
The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances
(see "Description of Shares, Voting Rights and Liabilities" in the Statement of
Additional Information).

Each share of a class of the Fund represents an equal
proportionate  interest in
the Fund  with  each  other  class  share,  subject  to the
liabilities  of the
particular class. Shares have no pre-emptive or conversion rights
(except as set
forth above in "Purchases  --  Conversion of Class B shares").
Shares are fully
paid and  non-assessable.  Should the Fund be liquidated,
shareholders  of each
class are  entitled to share pro rata in the net assets  allocable to that class
available for distribution to  shareholders.  Shares will remain on deposit with
the Shareholder  Servicing Agent and  certificates  will not be issued except in
connection   with  pledges  and   assignments   and  in  certain
other  limited
circumstances.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.
However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper
Analytical Services, Inc. and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of the Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period.
Yield calculations for Class B shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period.
Current distribution rate calculations for Class B shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which, if quoted for periods of six years or less, will give effect to the imposition of the CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated time and current distribution rate reflects only the rate of distributions paid by the
Fund over a stated period of time while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate, and total rate of return, see the Statement of Additional Information. For further information about the Fund's performance for the fiscal year ended November 30, 1994, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of it holdings available to investors upon request.




8.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing
Agent (see back cover for address and phone number).

ACCOUNT  AND   CONFIRMATION   STATEMENTS  --  Each   shareholder
will  receive
confirmation statements showing the transaction activity in his account.
Cancelled checks, if any, will be sent to shareholders monthly. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see
"Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts
(except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified;


    -- Dividends in cash; capital gain distributions (except as provided below)
       reinvested in additional shares;


    -- Dividends and capital gain distributions in cash.


With respect to the second option, the Fund may from time to time make distributions from short-term capital gains on a monthly basis, and to the extent such gains are distributed monthly, they shall be paid in cash; any remaining short-term capital gains not so distributed shall be reinvested in additional shares.

Reinvestments  (net of any tax withholding)  will be made in additional full and
fractional  shares of the same class of shares at the net asset value in effect
at the close of business on the record date.  Checks for
dividends  and capital
gains distributions in amounts less than $10 will automatically be reinvested in
additional Shares of the Fund. If a shareholder has elected to receive dividends
and/or  capital  gain  distributions  in cash and the  postal or other  delivery
service is unable to deliver checks to the shareholder's address of record, such
shareholder's  distribution option will automatically be converted to having all
dividends and other  distributions  reinvested in additional shares. Any request
to change a distribution  option must be received by the
Shareholder  Servicing
Agent by the record date for a dividend or distribution in order to be effective
for  that  dividend  or  distribution.   No  interest  will
accrue  on  amounts
represented by uncashed distribution or redemption checks.


INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the
Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders
(other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


     LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the Statement of Additional Information) anticipates purchasing
$100,000 or more of Class A shares of the Fund alone or in combination with all classes of shares of other MFS Funds or MFS Fixed Fund within a 13-month period
(or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account
Application.

     RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of all shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level.

     DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable
CDSC)  through the
automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

     SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder
Servicing Agent to send him (or anyone he designates) regular periodic payments, as designated on the Account Application and based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --

     AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account twice monthly, monthly or quarterly.
Required forms are available from the Shareholder Servicing Agent or investment dealers.


     AUTOMATIC EXCHANGE PLAN:  Shareholders  having account
balances of at least
$5,000 in any MFS Fund or may exchange their shares for the same class of shares
of the  other MFS  Funds  under  the  Automatic  Exchange  Plan, a dollar  cost
averaging program. The Automatic Exchange Plan provides for
automatic monthly or
quarterly  exchanges of funds from the shareholder's  account in an MFS Fund for
investment  in the same  class of  shares of other  MFS  Funds selected  by the
shareholder.  Under the Automatic Exchange Plan,  exchanges of at least $50 each
may be made to up to four  different  funds. A shareholder  should consider the
objectives and policies of a fund and review its prospectus
before  electing to
exchange  money  into  such  fund  through  the  Automatic
Exchange  Plan.  No
transaction  fee is imposed in connection with exchange
transactions  under the
Automatic Exchange Plan. However,  exchanges of shares of MFS
Money Market Fund,
MFS Government Money Market Fund or Class A shares of MFS Cash
Reserve Fund will
be subject to any applicable  sales charge.  For federal and
(generally)  state
income tax  purposes,  an exchange is treated as a sale of the shares  exchanged
and, therefore, could result in a capital gain or loss to the shareholder making
the  exchange.   See  the  Statement  of  Additional   Information
for  further
information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class B shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans.
Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                              -----------------


The Fund's Statement of Additional  Information,  dated April 1,
1995,  contains
more  detailed  information  about  the Trust  and the Fund
including,  but not
limited  to,  information  related to (i)  investment  objective, policies  and
restrictions,  including  the purchase and sale of options,
Futures  Contracts,
Options  on  Futures  Contracts,   Forward  Contracts  and
Options  on  Foreign
Currencies,  (ii) the Trustees, officers and investment adviser,
(iii) portfolio
trading,   (iv)  the  Fund's  shares,   including   rights  and
liabilities  of
shareholders,  (v) tax status of dividends and  distributions,
(vi) the Class A
and Class B  Distribution  Plans,  (vii) the  method  used to calculate  yield,
current distribution rate and total rate of return quotations and
(viii) various
services  and   privileges   provided  by  the  Fund  for  the
benefit  of  its
shareholders, including additional information with respect to the exchange privilege.

APPENDIX A

               DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
                           U.S. GOVERNMENT AGENCIES,
                        AUTHORITIES OR INSTRUMENTALITIES

U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks,
Federal Intermediate Credit Banks and Federal Land Banks, as well as those listed below.

FEDERAL FARM CREDIT CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration. These bonds are not guaranteed by the U.S.
Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of
Transportation of the U.S. Government.

FHA DEBENTURES -- are debentures issued by the Federal Housing
Administration of
the U.S. Government and are fully and unconditionally guaranteed by the U.S.
Government.

GNMA  CERTIFICATES  --  are  mortgage-backed  securities,  with timely  payment
guaranteed by the full faith and credit of the U.S. Government, which represent
a partial ownership  interest in a pool of mortgage loans issued by lenders such
as mortgage bankers,  commercial banks and savings and loan
associations.  Each
mortgage  loan included in the pool is also insured or guaranteed by the Federal
Housing  Administration,   the  Veterans  Administration  or  the
Farmers  Home
Administration.

FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S.
Government.

FEDERAL  HOME LOAN BANK BONDS -- are bonds  issued by the Federal
Home Loan Bank
System and are not guaranteed by the U.S.Government.

FINANCING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S.
Government.

RESOLUTION FUNDING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

STUDENT LOAN MARKETING ASSOCIATION DEBENTURES -- are debentures backed by the
Student Loan Marketing Association and are not guaranteed by the U.S.Government.

TENNESSEE VALLEY AUTHORITY BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

Some of the foregoing obligations, such as Treasury bills and GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Government;
others, such as securities of FNMA, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the
U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

Although this list includes a description of the primary types of U.S.
Government agency, authorities or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

APPENDIX B
               DESCRIPTION OF SHORT-TERM INVESTMENTS OTHER THAN
                         U.S. GOVERNMENT OBLIGATIONS

CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

BANKERS' ACCEPTANCES -- are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods.
They are termed
"accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance long-term credit needs.

A-1 AND P-1 COMMERCIAL PAPER RATINGS
Description of S&P and Moody's highest commercial paper ratings:

The rating "A" is the highest commercial paper rating assigned by S&P, and issues so rated are regarded as having the greatest capacity for timely payment.
Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the  highest  commercial  paper  rating
assigned  by Moody's.
Issuers rated P-1 have a superior ability for repayment.  P-1 repayment capacity
will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street,
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street,
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street,
Boston, MA 02116
Toll free: 800-225-2606

Mailing Address:
P.O. Box 2281,
Boston, MA 02107-9906

Independent Accountants
Deloitte & Touche LLP
125 Summer Street,
Boston, MA 02110

[Logo]
THE FIRST NAME IN MUTUAL FUNDS

MFS(R) INTERMEDIATE INCOME FUND
500 Boylston Street,
Boston, MA 02116

MII-1-4/94/89M    5/205

[Logo]
THE FIRST NAME IN MUTUAL FUNDS

          MFS(R)
         INTERMEDIATE
            INCOME
             FUND


          PROSPECTUS
        April 1, 1995

                          MFS INTERMEDIATE INCOME FUND
                       (a series of MFS SERIES TRUST II)

                    Supplement to be affixed to the current
                      Prospectus for distribution in Iowa

For shares designated as Class B purchased after September 1, 1993, a contingent deferred sales charge declining from 4% to 0% will be imposed if the investor redeems within six years from the date of purchase. In addition, the Class is subject to an annual distribution and service fee of 1% of its average daily net assets.

                 The date of this Supplement is April 1, 1995.

                          MFS INTERMEDIATE INCOME FUND
                       (a series of MFS SERIES TRUST II)

                    Supplement to be affixed to the current
                      Prospectus for distribution in Ohio

Prospective Ohio investors should note the following:

The Fund may purchase the securities of any issuer such that, as to 50% of the value of the Fund's assets, such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the
Fund.
                 The date of this Supplement is April 1, 1995.

MFS(R) INTERMEDIATE
STATEMENT OF
INCOME FUND
ADDITIONAL INFORMATION


(A member of the MFS Family of Funds(R))
April 1, 1995
------------------------------------------------------------------
------------

Page

----
 1.  Definitions ...............................................
2
 2.  Investment Techniques .....................................
2
 3.  Investment Restrictions ...................................
11
 4.  Management of the Fund ....................................
12
        Trustees ...............................................
12
        Officers ...............................................
12
        Investment Adviser .....................................
13
        Custodian ..............................................
13
        Shareholder Servicing Agent ............................
14
        Distributor ............................................
14
 5.  Portfolio Transactions and Brokerage Commissions ..........
14
 6.  Shareholder Services ......................................
15
        Investment and Withdrawal Programs .....................
15
        Exchange Privilege .....................................
17
        Tax-Deferred Retirement Plans ..........................
18
 7.  Tax Status ................................................
18
 8.  Determination of Net Asset Value and Performance ..........
20
 9.  Distribution Plans ........................................
22
10.  Description of Shares, Voting Rights and Liabilities ......
23
11.  Independent Accountants and Financial Statements ..........
24
     Appendix A ................................................
25


MFS INTERMEDIATE INCOME FUND
A Series of MFS Series Trust II
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information (the "SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated April 1, 1995. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR  DISTRIBUTION
TO PROSPECTIVE
INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS
   "Fund"                 -- MFS  Intermediate  Income Fund,  a
non-diversified
                             series  of MFS  Series  Trust II (the
"Trust"),  a
                             Massachusetts  business trust.  Until
June 3, 1993,
                             the Fund was  known  as MFS  Lifetime
Intermediate
                             Income Fund and was known as Lifetime
Intermediate
                             Income  Trust  prior to  August  3,
1992. The Fund
                             became a series of the Trust on June
3, 1993.

  "MFS" or the "Adviser"  -- Massachusetts   Financial   Services
Company,   a
                             Delaware corporation.


   "MFD"                  -- MFS Fund Distributors, Inc., a
                             Delaware corporation.


   "Prospectus"           -- The Prospectus, dated April 1, 1995,
of the Fund.

2.  INVESTMENT TECHNIQUES
The investment policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.


LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities.  Such
loans will  usually be made only to member banks of the Federal
Reserve  System
and to member firms (and  subsidiaries  thereof) of the New York
Stock  Exchange
(the "Exchange") and would be required to be secured  continuously by collateral
in cash, cash equivalents, or U.S. Government securities
maintained on a current
basis at an amount at least equal to the market value of the securities  loaned.
The Fund would have the right to call a loan and obtain the
securities loaned at
any time on customary industry  settlement notice (which will usually not exceed
five days).  During the existence of a loan,  the Fund would continue to receive
the equivalent of the interest or dividends paid by the issuer on the securities
loaned  and  would  also  receive   compensation  based  on
investment  of  the
collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the
Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed
20% of the value of the Fund's total assets.

"WHEN-ISSUED" SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a
"when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange
Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the
Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to SEC policies, purchases of securities on such bases may involve more risk than other types of purchases.
For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the
"when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain would not be tax-exempt. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

REPURCHASE AGREEMENTS
As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.


The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS
As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.


INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities may include securities that have embedded swap agreements (see "Swaps and Related
Transactions") and typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate- term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S.
dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.
Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The  performance  of  indexed  securities  depends  to a  great extent  on  the
performance  of the security,  currency,  or other  instrument to which they are
indexed,  and may also be  influenced  by interest  rate changes in the U.S. and
abroad.  At the same time,  indexed  securities  are subject to the credit risks
associated  with the  issuer of the  security,  and  their  values may  decline
substantially if the issuer's creditworthiness  deteriorates.
Recent issuers of
indexed  securities  have  included  banks,   corporations,   and
certain  U.S.
government agencies.


STRIPPED MORTGAGE-BACKED SECURITIES
As described in the Prospectus, the Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S.
Government, or by private originators of, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

FOREIGN SECURITIES
The Fund may invest up to 50% of its total assets in Foreign Government
Securities of issuers considered stable by the Adviser. As discussed in the
Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.
Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The
Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

SWAPS AND RELATED TRANSACTIONS -- The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.
Depending on their structure, swap agreements may increase or decrease the
Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its
Custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the
Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

OPTIONS

OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.

A call option  written by the Fund is  "covered"  if the Fund owns the  security
underlying  the call or has an  absolute  and  immediate  right to acquire  that
security  without   additional  cash   consideration  (or  for
additional  cash
consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater
than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash, short-term money market instruments or high quality debt securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the
Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at- the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy- and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options.
Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return.
Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the
Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the
Fund.

In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike options," grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES  CONTRACTS  -- As noted in the  Prospectus,  the  Fund may  enter  into
interest rate futures contracts and/or foreign currency futures contracts.  The
Fund may also enter into futures  contracts based on financial indices including
any  index  of  U.S.  or  Foreign  Government  Securities  (as defined  in  the
Prospectus).   (Unless  otherwise  specified,  futures  contracts
on  financial
indices, interest rate and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. A
Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income security or currency is delivered by the seller and paid for by the purchaser, or on which, in the case of certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures
Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.
Futures Contracts call for settlement only on the expiration date and cannot be
"exercised"  at any other time  during  their  term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the
Futures Contract more or less valuable -- a process known as "marking to the market."

Interest rate futures contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds the
Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the  Prospectus,  the Fund may purchase  and sell foreign  currency
futures  contracts  for hedging  purposes,  to attempt to protect its current or
intended   investments  from  fluctuations  in  currency  exchange
rates.  Such
fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell futures contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S.
exchanges are traded on the same contract market as the underlying Futures
Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on
Futures Contracts may be traded on foreign exchanges.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures
Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality debt securities in an amount equal to the value of the security or index underlying the Futures
Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call Options on Futures
Contracts  may also be
covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the
Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put
Option on a Futures
Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call Option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the
Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures
Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures
Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.


The Fund may purchase Options on Futures  Contracts for hedging purposes instead
of purchasing or selling the underlying Futures Contracts.  For example, where a
decrease in the value of portfolio  securities is  anticipated  as a result of a
projected market-wide decline or changes in interest or exchange rates, the Fund
could, in lieu of selling Futures  Contracts,  purchase put
options thereon.  In
the event that such decrease  occurs,  it may be offset,  in whole or part, by a
profit  on the  option.  Conversely,  where it is  projected  that the  value of
securities to be acquired by the Fund will increase prior to acquisition, due to
a market  advance or changes  in  interest  or  exchange  rates, the Fund could
purchase  call  Options  on  Futures  Contracts,   rather  than
purchasing  the
underlying Futures Contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY
As noted in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes.
Forward Contracts may be used for hedging to attempt to minimize the risk to the
Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a
Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Fund may enter into
Forward Contracts for "cross hedging" purposes; e.g., the purchase or sale of a
Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.



If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward
Contracts, the Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not intend, in most instances, to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.


The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Fund will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the
Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high quality debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward
Contracts in the manner set forth above may be restricted.

OPTIONS ON FOREIGN CURRENCIES -- As noted in the Prospectus, the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or
Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency.
If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the
Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT  CORRELATION OF HEDGING INSTRUMENTS WITH THE
FUND'S PORTFOLIO.
The Fund's  abilities  effectively  to hedge all or a portion  of its  portfolio
through  transactions  in  options,   Futures  Contracts,
Options  on  Futures
Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for
"cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a Futures Contract put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the Futures Contract put option. It is also possible that there may be a negative correlation between the index or obligation underlying a Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

The trading of Futures  Contracts,  options and  Forward
Contracts  for hedging
purposes entails the additional risk of imperfect  correlation between movements
in the  futures  or  option  price  and the  price  of the
underlying  index or
obligation.  The  anticipated  spread between the prices may be distorted due to
the  differences  in the nature of the markets,  such as
differences  in margin
requirements, the liquidity of such markets and the participation of speculators
in the  options,  futures  and  forward  markets.  In this
regard,  trading  by
speculators  in  options,   futures  and  Forward  Contracts  has
in  the  past
occasionally  resulted  in  market  distortions,   which  may  be
difficult  or
impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on currencies and
Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

The writing of options on securities or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio.
When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that the Fund may enter into transactions in options
(except  for  options  on foreign  currencies),  Futures
Contracts,  Options on
Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non- hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

The Fund also may enter  into  transactions  in  Futures
Contracts,  Options on
Futures Contracts and Forward  Contracts for other than hedging purposes,  which
could expose the Fund to significant risk of loss if foreign currency  exchange
rates do not move in the direction or to the extent anticipated.
In this regard,
the foreign  currency may be extremely  volatile from time to time, as discussed
in the Prospectus and in this Statement of Additional
Information,  and the use
of  such   transactions  for  non-hedging   purposes  could
therefore   involve
significant risk of loss.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

     RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses. The liquidity of a secondary market in a
Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits.
Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.
Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

     TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others
(regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

     RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures
Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     RISKS OF TRANSACTIONS  RELATED TO FOREIGN  CURRENCIES AND
TRANSACTIONS NOT
CONDUCTED  ON U.S.  EXCHANGES.  Transactions  in  Forward
Contracts  on foreign
currencies,   as  well  as  futures  and  options  on  foreign
currencies  and
transactions  executed  on  foreign  exchanges,   are  subject  to
all  of  the
correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global,
24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike  transactions   entered  into  by  the  Fund  in  Futures
Contracts  and
exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock
Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the
Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The
Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities,  options on stock indexes, Futures
Contracts,  Options on
Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.
As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded  foreign currency
options,  however, is
subject to the risks of the  availability of a liquid secondary market described
above, as well as the risks  regarding  adverse market  movements, margining of
options  written,   the  nature  of  the  foreign   currency
market,   possible
intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the
OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


POLICIES  ON THE USE OF FUTURES AND  OPTIONS ON FUTURES
CONTRACTS.  In order to
assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the
Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.


The Fund has adopted the additional restriction that it will not enter into a
Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the use of such futures is unleveraged.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's assets (the "SEC illiquidity ceiling"). Although the
Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure.
Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the
Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money).
The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

3.  INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this Statement of Additional Information, means the lesser of
(i) more than
50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

        (1) Borrow money or pledge, mortgage or hypothecate its assets, except as a temporary measure for extraordinary or emergency purposes or for a repurchase of its shares or except as contemplated by clause
(8) below, and
     in no event shall the Fund borrow in excess of 1/3 of its assets (the Fund intends to borrow money only from banks, for the purpose of this restriction, collateral arrangements with respect to options, Futures
     Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies and collateral arrangements with respect to initial and variation margin are not considered a pledge of assets).

        (2) Purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the
     Fund may make deposits on margin in connection with options, Futures
     Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies.

        (3) Underwrite securities issued by other persons except insofar as the
     Fund may technically be deemed an underwriter under the Securities Act of
     1933 in selling a portfolio security.

        (4)  Purchase  or  sell  real  estate  (including  limited partnership
     interests  but  excluding  securities  secured by real estate or  interests
     therein), interests in oil, gas or mineral leases,
commodities or commodity
     contracts  (except  currencies,   currency  options  or
futures,   Forward
     Contracts or Futures Contracts) in the ordinary course of the business of
     Fund (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities).

        (5) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

        (6) Issue any senior security (as that term is defined in
the 1940 Act),
     if such  issuance is  specifically  prohibited by the 1940
Act or the rules
     and   regulations   promulgated   thereunder   (for  the
purpose  of  this
     restriction, collateral arrangements with respect to options, Futures
     Contracts and Options on Futures  Contracts.  Forward
Contracts and options
     on foreign currencies and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security).

        (7) Make loans to other persons except through the lending of its portfolio securities not in excess of 30% of its total assets (taken at market value) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions.

        (8) Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes; such sales would not be made of securities subject to outstanding options).

        (9) Invest 25% or more of its total assets in the securities of any one issuer (other than U.S. Government securities) or industry.

OTHER OPERATING POLICIES
As a non-fundamental policy, the Fund will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees of the Fund has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of such Fund's net assets
(taken at market value) would be so invested.

The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years" continuous operation.

In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed
33 1/3%.

The Fund may not purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such ITS ENTIRETY BY REFERENCE TO SUCH FINANCIAL
STATEMENTS.
[SERIES]
   [NUMBER]

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                  NOV-30-1994
[PERIOD-END]                       NOV-30-1994
[INVESTMENTS-AT-COST]                 32,561,675
[INVESTMENTS-AT-VALUE]                30,421,290
[RECEIVABLES]                          2,278,443
[ASSETS-OTHER]                             5,719
[OTHER-ITEMS-ASSETS]                      20,962
[TOTAL-ASSETS]                        32,726,414
[PAYABLE-FOR-SECURITIES]                  66,000
[SENIOR-LONG-TERM-DEBT]                        0
[OTHER-ITEMS-LIABILITIES]                243,515
[TOTAL-LIABILITIES]                      309,515
[SENIOR-EQUITY]                                0
[PAID-IN-CAPITAL-COMMON]              35,736,594
[SHARES-COMMON-STOCK]                  5,059,216
[SHARES-COMMON-PRIOR]                  3,809,526
[ACCUMULATED-NII-CURRENT]                (22,892)
[OVERDISTRIBUTION-NII]                         0
[ACCUMULATED-NET-GAINS]               (1,156,418)
[OVERDISTRIBUTION-GAINS]                       0
[ACCUM-APPREC-OR-DEPREC]              (2,140,385)
[NET-ASSETS]                          32,416,899
[DIVIDEND-INCOME]                        460,009
[INTEREST-INCOME]                        114,280
[OTHER-INCOME]                                 0
[EXPENSES-NET]                           831,306
[NET-INVESTMENT-INCOME]                 (257,017)
[REALIZED-GAINS-CURRENT]                (982,244)
[APPREC-INCREASE-CURRENT]             (4,815,973)
[NET-CHANGE-FROM-OPS]                  6,055,234
[EQUALIZATION]                                 0
[DISTRIBUTIONS-OF-INCOME]                      0
[DISTRIBUTIONS-OF-GAINS]                (199,908)
[DISTRIBUTIONS-OTHER]                    (59,378)
[NUMBER-OF-SHARES-SOLD]                8,675,307
[NUMBER-OF-SHARES-REDEEMED]           (7,456,173)
[SHARES-REINVESTED]                       30,556
[NET-CHANGE-IN-ASSETS]                 6,438,721
[ACCUMULATED-NII-PRIOR]                   17,000
[ACCUMULATED-GAINS-PRIOR]                 86,870
[OVERDISTRIB-NII-PRIOR]                        0
[OVERDIST-NET-GAINS-PRIOR]                     0
[GROSS-ADVISORY-FEES]                    261,445
[INTEREST-EXPENSE]                             0
[GROSS-EXPENSE]                          975,302
[AVERAGE-NET-ASSETS]                  34,859,333
[PER-SHARE-NAV-BEGIN]                       6.53
[PER-SHARE-NII]                            (0.06)
[PER-SHARE-GAIN-APPREC]                    (0.73)
[PER-SHARE-DIVIDEND]                        0.00
[PER-SHARE-DISTRIBUTIONS]                  (0.05)
[RETURNS-OF-CAPITAL]                       (0.01)
[PER-SHARE-NAV-END]                         5.68
[EXPENSE-RATIO]                             2.49
[AVG-DEBT-OUTSTANDING]                         0
[AVG-DEBT-PER-SHARE]                           0
[DESCRIPTION]     COVER LETTER
                                      MFS

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY
    500 BOYLSTON STREET * BOSTON * MASSACHUSETTS *
MASSACHUSETTS 02116-3741
                                 617 * 954-5000

Securities and Exchange Commission
February 27, 1995
Page 2




March 29, 1995

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:    MFS  SERIES  TRUST II (THE  "TRUST"),  (FILE  NOS.
33-7637  AND
                811-4775);  POST-EFFECTIVE  AMENDMENT NO. 16 TO
THE
REGISTRATION
                STATEMENT ON FORM N-1A

Ladies and Gentlemen:

         Enclosed herewith for filing on behalf of the Trust, pursuant to (1) the Securities Act of 1933, as amended (the "1933 Act"), and Rule 485(b) thereunder, and (2) the Investment Company Act of 1940, as amended, please find
Post-Effective Amendment No. 16 to the Registration Statement of the Trust (the
"Amendment"),  marked to indicate changes from  Post-Effective
Amendment No. 15
(filed with the Securities  and Exchange  Commission on January
28, 1994) to the
above-captioned Registration Statement, except in the case of the Prospectus and
Statement of Additional  Information  ("SAI") for the MFS Emerging
Growth Fund,
MFS Capital Growth Fund, MFS Gold & Natural  Resources Fund and
MFS Intermediate
Income Fund, respectively, which have been marked to show all changes from the respective Prospectuses and SAIs dated April 1, 1994.

         The Amendment is being filed for the purpose of updating each Fund's financial information and making certain other minor and conforming changes.

         Each Fund's Prospectus, SAI and the Trust's Part C have been updated with information regarding each Fund's officers, Trustees and the clients of each Fund's investment adviser.

         In accordance with Rule 485(b)(4), we hereby represent that the
Amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).

         If you have any questions concerning the foregoing, please call the undersigned or Laurie E. Buckley at (800) 343-2829 or collect at
(617) 954-5000.
                                                      Sincerely,

                                                      ELIZABETH G.
ARMSTRONG

                                                      Elizabeth G.
Armstrong
                                                      Associate
Counsel
EGA/bjn
Enclosures



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